                                                                   Exhibit 10.18

                          ASSET ACQUISITION AGREEMENT

                                 BY AND AMONG

                        TVN ENTERTAINMENT CORPORATION,

                              GRTV NETWORK, INC.,

                           GUTHY-RENKER CORPORATION

                                     AND

                     GUTHY-RENKER TELEVISION NETWORK, INC.

                                 JULY 30, 1999


                     CLOSING EFFECTIVE AS OF JULY 1, 1999

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
ARTICLE I ACQUISITION OF GRTV ASSETS AND ASSUMPTION OF GRTV LIABILITIES................    2

     1.1  Purchase of Assets...........................................................    2
          ------------------
     1.2  Consideration................................................................    3
          -------------
     1.3  Closing......................................................................    3
          -------
     1.4  No Further Ownership Rights in GRTV Assets...................................    4
          ------------------------------------------
     1.5  Treatment of Certain Liabilities.............................................    4
          --------------------------------
     1.6  Allocation of Aggregate Consideration........................................    5
          -------------------------------------
     1.7  Excluded Assets..............................................................    6
          ---------------

ARTICLE II REPRESENTATIONS AND WARRANTIES..............................................    6

     2.1  Representations and Warranties of Guthy-Renker and GRTV with respect to GRTV.    6
          ----------------------------------------------------------------------------
     2.2  Representations and Warranties of Guthy-Renker...............................   20
          ----------------------------------------------
     2.3  Investment Representations of Guthy-Renker and GRTV..........................   22
          ---------------------------------------------------
     2.4  Representations and Warranties of TVN and Newco regarding Newco..............   23
          ---------------------------------------------------------------
     2.5  Representations and Warranties of TVN........................................   25
          -------------------------------------

ARTICLE III POST-CLOSING COVENANTS.....................................................   28

     3.1  Expenses.....................................................................   28
          --------
     3.2  Public Announcements.........................................................   28
          --------------------
     3.3  [Intentionally Deleted]......................................................   29

     3.4  Transfer Taxes...............................................................   29
          --------------
     3.5  GRTV Employees...............................................................   29
          --------------
     3.6  GRTV Designations............................................................   29
          -----------------
     3.7  Access to Books, Records and Employees.......................................   30
          --------------------------------------
     3.8  Financial Information and Reports............................................   30
          ---------------------------------
     3.9  Benefit Plans................................................................   31
          -------------

ARTICLE IV CONDITIONS PRECEDENT........................................................   31

     4.1  Conditions to Each Party's Obligation at Closing.............................   31
          ------------------------------------------------
     4.2  Conditions of Obligations of TVN and Newco...................................   32
          ------------------------------------------
     4.3  Conditions of Obligation of Guthy-Renker and GRTV............................   33
          -------------------------------------------------

ARTICLE V INDEMNIFICATION..............................................................   33

     5.1  Indemnification..............................................................   33
          ---------------
     5.2  Limitations and Expiration...................................................   34
          --------------------------
     5.3  Indemnity Offset Against Promissory Note.....................................   36
          ----------------------------------------
     5.4  Representative of Guthy-Renker; Claims By the TVN Indemnified Persons........   36
          ---------------------------------------------------------------------
     5.5  Representative of TVN and Newco; Claims By the Guthy-Renker Indemnified
          -----------------------------------------------------------------------

                               TABLE OF CONTENTS
                                  (continued)

                                                                                        Page
                                                                                        ----
          Persons......................................................................   37
          -------
     5.6  Third Party Claims...........................................................   39
          ------------------
     5.7  Survival of Representations, Warranties and Covenants........................   40
          -----------------------------------------------------

ARTICLE VI GENERAL PROVISIONS..........................................................   40

     6.1  Extension; Waiver............................................................   40
          -----------------
     6.2  Dispute Resolution...........................................................   40
          ------------------
     6.3  Notices......................................................................   43
          -------
     6.4  Interpretation...............................................................   44
          --------------
     6.5  No Transfer..................................................................   44
          -----------
     6.6  Severability.................................................................   44
          ------------
     6.7  Other Remedies...............................................................   44
          --------------
     6.8  Further Assurances...........................................................   44
          ------------------
     6.9  Absence of Third Party Beneficiary Rights....................................   45
          -----------------------------------------
     6.10 Mutual Drafting..............................................................   45
          ---------------
     6.11 Governing Law................................................................   45
          -------------
     6.12 Amendment....................................................................   45
          ---------
     6.13 Scope of Representations and Warranties......................................   45
          ---------------------------------------
     6.14 Schedules; Materiality.......................................................   45
          ----------------------
     6.15 Entire Agreement.............................................................   46
          ----------------
     6.16 Definitions..................................................................   46
          -----------
     6.17 Counterparts.................................................................   50
          ------------

SCHEDULES AND EXHIBITS
Exhibit A      Form of Transition Services Agreement
Exhibit B      Form of Promissory Note
Exhibit C      Form of Noncompetition Agreement
Exhibit D      Form of Security Agreement
Exhibit E-1    Form of Thomas Employment Agreement
Exhibit E-2    Form of Riley Employment Agreement
Exhibit F-1    Bill of Sale and Assumption Agreement
Exhibit F-2    Form of Copyright Assignment
Exhibit G      Form of TVN Guaranty

Article I Schedules
Schedule 1           GRTV Assets
Schedule 1.5         GRTV Liabilities
Schedule 1.8         Excluded Assets

Disclosure Schedule
Schedule 2.1(b)      Subsidiaries
Schedule 2.1(c)      GRTV Third-Party Consents, Waivers, and Approvals
Schedule 2.1(f)      Material Adverse Changes and Other Events
Schedule 2.1(g)      Additional Liabilities
Schedule 2.1(i)      Major Contracts
Schedule 2.1(m)      Litigation
Schedule 2.1(n)      GRTV and Third-Party Intellectual Property
Schedule 2.1(o)      Real Property, Leaseholds and Tangible Property
Schedule 2.1(p)      Environmental Permits
Schedule 2.1(q)      Government Authorizations and Permits
Schedule 2.1(r)      Employee Agreements and Plans
Schedule 2.1(s)      Transactions with Affiliates
Schedule 2.1(t)      Interests of Officers
Schedule 2.1(u)      GRTV Customers
Schedule 2.1(w)      GRTV Employees
Schedule 2.1(z)      Sufficiency of GRTV Assets

Representations and Warranties of Guthy-Renker
Schedule 2.2(b)      Guthy-Renker Third-Party Consents, Approvals and
                     Authorizations
Schedule 2.2(c)      Conflicts of Interest of Stockholders

                          ASSET ACQUISITION AGREEMENT
                          ---------------------------


     THIS ASSET ACQUISITION AGREEMENT (the "Agreement") is executed on July 30, 1999 (the "Execution Date") and shall be effective as of July 1, 1999 (the "Effective Closing Date"), by and among TVN Entertainment Corporation, a Delaware corporation ("TVN"), GRTV Network, Inc., a Delaware corporation ("Newco"), Guthy-Renker Corporation, a Delaware corporation ("Guthy-Renker"), and Guthy-Renker Television Network, Inc., a Delaware corporation ("GRTV").

                                   RECITALS:

     A. Each of Gregory A. Thomas ("Thomas"), T&T Productions, Inc., a California corporation controlled by Thomas (collectively with Thomas, the "Thomas Parties"), Guthy-Renker and GRTV has entered into that certain Sale, Termination and Release Agreement of even date herewith (the "Thomas Termination Agreement"), pursuant to which, among other things, (i) Guthy-Renker purchased from the Thomas Parties 775 shares of the issued and outstanding Common Stock of GRTV, which shares represent all of the shares of Common Stock of GRTV held by the Thomas Parties, (ii) the parties thereto terminated that certain Omnibus Stock Plan Grant Agreement dated as of January 1, 1998 by and between Thomas and GRTV and in connection therewith, all options granted thereunder or required to be granted in the future to Thomas, and (iii) the parties thereto terminated that certain Stockholders Agreement dated as of January 1, 1998 by and between Guthy-Renker, GRTV and the Thomas Parties. In addition, Thomas, Guthy-Renker, GRTV and Newco have agreed to amend that certain Employment Agreement dated as of January 1, 1998, by and among Guthy-Renker, GRTV and Thomas to delete Guthy-Renker and GRTV as parties to such agreement and to add Newco as a party to such agreement, among other things.

     B. As a result of the consummation of the transactions set forth in the Thomas Termination Agreement, Guthy-Renker owns 11,916 shares of Common Stock of GRTV, which shares are all of the issued and outstanding shares of capital stock of GRTV.

     C. Each of James-Riley ("Riley") and GRTV have entered into that certain Termination and Release Agreement (the "Riley Termination Agreement") to terminate (among other things) that certain Amended and Restated Employment Agreement dated as of April 15, 1999 and effective as of January 1, 1999 between Riley and GRTV.

     D. GRTV is engaged in the business of acquiring media time in quantities from cable service providers and television broadcasters and reselling such media time in packages to direct response infomercial and product sales fulfillment companies (the "GRTV Business").

     E. Guthy-Renker desires to sell and TVN desires to acquire the assets used in the GRTV Business listed on Schedule 1 hereof (the "GRTV Assets"), subject to the GRTV Liabilities, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, the parties agree as follows:

                                   ARTICLE I
         ACQUISITION OF GRTV ASSETS AND ASSUMPTION OF GRTV LIABILITIES

     1.1  Purchase of Assets. On the terms and subject to the conditions of this
          ------------------
Agreement, on the Execution Date and for the consideration set forth in Section 1.2:

          (a) Newco will purchase the GRTV Assets from GRTV, and GRTV shall sell, transfer, assign and deliver the GRTV Assets, and Newco will assume the GRTV Liabilities, pursuant to Section 1.5 hereof;

          (b) Guthy-Renker and Newco shall enter into a Transition Services Agreement in the form attached hereto as Exhibit A (the "Transition Services Agreement");

          (c)  TVN and Newco shall execute and deliver to GRTV the Promissory
Note in the form attached hereto as Exhibit B (the "Promissory Note");

          (d) TVN, Newco, Guthy-Renker and GRTV shall enter into the Noncompetition Agreement in the form attached hereto as Exhibit C (the "Noncompetition Agreement");

          (e) TVN, Newco and GRTV shall enter into the Security Agreement in the form attached hereto as Exhibit D (the "Security Agreement");

          (f) TVN shall enter into the Guaranty in the form attached hereto as Exhibit G (the "Guaranty");

The Transition Services Agreement, Guaranty and Noncompetition Agreement are referred to herein collectively as the "Supplemental Agreements" and individually as a "Supplemental Agreement." The Promissory Note and the Security Agreement are referred to herein collectively as the "Loan Documents" and individually as a "Loan Document." In addition, Thomas and Newco shall enter into the Amended and Restated Employment Agreement in the form attached hereto as Exhibit E-1 (the "Thomas Employment Agreement") and Riley and Newco shall enter into the Employment Agreement in the form attached hereto as Exhibit E-2 (the "Riley Employment Agreement" and collectively with the Thomas Employment Agreement, the "Employment Agreements").

     1.2  Consideration.
          -------------

          (a) TVN and Newco agree to pay to GRTV in consideration for the purchase of the GRTV Assets an aggregate of cash in the amount of U.S. $13,302,000, and to assume and timely discharge and perform all of the GRTV Liabilities (the "Aggregate Consideration") pursuant to the terms and subject to the conditions set forth in this Agreement and the Exhibits hereto. The parties agree that the Aggregate Consideration and the other obligations on TVN's and Newco's part to be performed under the terms of this Agreement, the Supplemental Agreements and the Loan Documents constitute full and fair equivalent consideration for the GRTV Assets exchanged therefor and the covenants, agreements and performances of Guthy-Renker and GRTV under this Agreement and the Supplemental Agreements.

          (b) On the Closing Date, TVN and Newco shall pay cash in the amount of $302,000 to GRTV (or, alternatively, such payment may be made by wire transfer of immediately available funds to an account designated by GRTV) and deliver to GRTV the Promissory Note in the aggregate principal amount of $13,000,000.

     1.3  Closing. The closing of the purchase and sale of the GRTV Assets and
          -------
the entering into of the Supplemental Agreements and the Loan Documents (collectively, the "Closing") is taking place contemporaneously with the execution and delivery of this Agreement at the offices of TVN at 2901 West Alameda Avenue, 7/th/ Floor, Burbank, California 91505 and shall be effective as of the Effective Closing Date, except as otherwise provided in the Noncompetition Agreement.

          (a) At the Closing, Guthy-Renker and GRTV shall deliver to TVN and Newco copies of the Thomas Termination Agreement executed by Guthy-Renker, GRTV and each of the Thomas Parties.

          (b)  [Intentionally Deleted].

          (c) At the Closing, Guthy-Renker and GRTV shall deliver to TVN and Newco all bills of sale and other documents of assignment as reasonably required by TVN and Newco with respect to the transfer of GRTV's interest in all of the GRTV Assets, duly endorsed for transfer to Newco including, but not limited to:

               (i) the bill of sale, assignment and assumption agreement attached hereto as Exhibit F-1 (the "Bill of Sale and Assumption Agreement");

               (ii) the copyright assignment attached hereto as Exhibit F-2 (the "Copyright Assignment"); and

               (iii) an assignment of GRTV's membership interests in Coast to Coast Media LLC ("Coast to Coast").

          (d) At the Closing, TVN and Newco shall deliver to GRTV the amount of $302,000 and the Bill of Sale and Assumption Agreement in the manner set forth at Section 1.2(b) hereof.

          (e) At the Closing, TVN and Newco shall deliver to GRTV the Promissory Note and Security Agreement each duly executed by Newco and TVN.

          (f) At the Closing, Guthy-Renker, GRTV, TVN and Newco shall deliver to each other executed copies of the Transition Services Agreement and the Non-Competition Agreement.

          (g) At the Closing, TVN shall deliver to GRTV the Guaranty duly executed by TVN.

     1.4  No Further Ownership Rights in GRTV Assets. The amounts paid in
          ------------------------------------------
respect of the GRTV Assets in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining thereto, and following the Execution Date, none of GRTV, Guthy-Renker or any other stockholder of GRTV shall have any further rights to, or ownership in, the GRTV Assets, except as set forth in the Loan Documents.

     1.5  Treatment of Certain Liabilities.
          --------------------------------

          (a)  GRTV Liabilities.
               ----------------

               (i) At and after the Effective Closing Date, GRTV shall retain those liabilities of GRTV (collectively, the "Excluded Liabilities") that are:

                    (1) a trade payable, account payable or other liability owed to any member of the GRC Group (the "GRC Intercompany Liability") or any indebtedness to fund working capital of other activities of GRTV from Guthy-Renker or any member of the GRC Group (the "GRC Lines of Credit");

                    (2) Taxes of Guthy-Renker, GRTV or any member of the GRC Group for any taxable period and Taxes relating to the GRTV Assets and attributable to taxable periods on or before the Effective Closing Date, which are due and payable by Guthy-Renker or GRTV, except as set forth in Section 3.4;

                    (3) obligations with respect to optionees or any stockholders of GRTV;

                    (4) obligations with respect to any Incentive Plans or Rights Plans, except for bonuses and accrued vacation payable to the GRTV Employees listed on Schedule 1.5 in the amounts set forth thereon shall be included in the GRTV Liabilities and cash in amounts sufficient to offset such amounts payable has been included in the GRTV Assets;

                    (5) obligations with respect to the Thomas Termination Agreement, any accrued indebtedness due from GRTV or Guthy-Renker to the Thomas Parties or any bonuses due from GRTV or Guthy-Renker to the Thomas Parties based on revenues recognized prior to the Effective Closing Date;

                    (6) obligations of GRTV and Guthy-Renker with respect to any litigation, award, settlement or other agreement with Tony Adams, the defense, compromise and settlement of which shall be controlled by Guthy-Renker;

                    (7) all obligations of GRTV and Guthy-Renker to Wex including without limitation, pursuant to the Wex Termination Agreement and the Settlement Agreement and General Release Agreement dated October 7, 1998 between GRTV and Wex;

                    (8) all obligations of GRTV and Guthy-Renker to Brooke Thomas and Riley including without limitation, pursuant to certain Amended and Restated Employment Agreement dated as of April 15, 1999 and effective as of January 1, 1999 between Riley and GRTV and the Amended and Restated Employment Agreement between GRTV and Brooke Thomas;

                    (9) all liabilities relating to any other litigation, disputes or claims related to the conduct of the GRTV Business for actions occurring on or before the Execution Date; and

                    (10) all liabilities of GRTV other than the GRTV
Liabilities.

               (ii) Except for the Excluded Liabilities, Newco shall assume, timely discharge and perform (as part of the Aggregate Consideration) (A) all of the liabilities of GRTV set forth on the GRTV unaudited balance sheet as of June 30, 1999, (B) all of the liabilities of GRTV arising in the ordinary course of the GRTV Business between June 30, 1999 and the Execution Date and (C) all of the liabilities of GRTV set forth on Schedule 1.5 hereof (collectively the "GRTV Liabilities").

          (b)  Liabilities of Guthy-Renker. At and after the Effective Closing
               ---------------------------
Date, Newco and TVN will not assume or perform any liabilities or obligations of Guthy-Renker (except to the extent such liabilities and obligations are included in the GRTV Liabilities). Guthy-Renker shall remain solely responsible for satisfying, discharging or performing all other liabilities, debts, contracts and obligations of Guthy-Renker on a timely basis in accordance with their respective terms.

     1.6  Allocation of Aggregate Consideration. The parties hereto agree to
          -------------------------------------
Execution Date (i) use their good faith efforts to agree upon an allocation of the Aggregate Consideration among the GRTV Assets within 30 days after the Execution Date (provided, however, that the parties hereby agree that in no event shall the amount be so allocated to depreciable personal property exceed the adjusted tax basis of such property as of the Effective Closing Date); (ii) to report the transactions contemplated hereby in accordance with the allocation agreed upon by the parties in computing their taxable income and otherwise in preparing and filing their tax returns for federal, state and local income tax purposes; and (iii) that, in the event any audit, proceeding, suit, action or investigation is brought against the other party before the Internal Revenue Service or any state, local or foreign counterpart, the United States Tax Court or any Federal or state court of competent jurisdiction, each will at all times use its commercially reasonable efforts to maintain and defend the reporting positions agreed on in this Agreement, and use its commercially reasonable efforts to obtain a settlement or resolution consistent with such position in any such proceeding.

     1.7  Excluded Assets. The parties hereto agree and acknowledge that the
          ---------------
GRTV Assets include only the assets listed on Schedule 1 hereto and do not include any other property or assets of Guthy-Renker and/or any other member of the GRC Group, including, without limitation, (i) any assets of Guthy-Renker other than those used in the GRTV Business, (ii) any assets of GRTV which are or have been used by GRTV only in its conduct of its business other than the GRTV Business, (iii) the systems, hardware and software, tools and people associated with corporate accounting, information processing, facilities, purchasing, Guthy-Renker's Intellectual Property, shipping, customer support, telephone support, human resources, legal, business services functions and other similar functions and (iv) any of the rights, property and assets set forth on Schedule
1.8 hereof (collectively, the "Excluded Assets").

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     2.1  Representations and Warranties of Guthy-Renker and GRTV with respect
          --------------------------------------------------------------------
to GRTV. Except as disclosed in the Schedules attached hereto and hereby made a
-------
part hereof, referring specifically to the representations and warranties in this Agreement which identify the section and subsection to which such disclosure relates and which are delivered by Guthy-Renker and GRTV to TVN and Newco prior to the execution of this Agreement (collectively, the "Disclosure Schedule"), Guthy-Renker and GRTV represent and warrant to TVN and Newco, as of the Execution Date, as set forth below. As used in this Agreement, (i) "Subsidiary" means a corporation or other entity 25% or more of whose voting securities are owned or are otherwise controlled directly or indirectly by a parent corporation or other intermediary entity in an amount sufficient to elect at least a majority of the board of directors or other managers of such corporation or other entity and (ii) the term "Material Adverse Effect" means any change, event or effect that is materially adverse to the business, assets (including intangible assets), liabilities, financial condition or results of operations of the subject company or assets.

          (a)  Organization, Standing and Power.
               --------------------------------

               (i) GRTV is a corporation duly incorporated and validly existing under the laws of the State of Delaware and is in good standing under the laws of the States of Delaware and California, and has all requisite power and authority to own, operate and lease its properties and to carry on the GRTV Business as now being conducted.

          (b)  Capital Structure and Subsidiaries. Except as set forth on the
               ----------------------------------
Disclosure Schedule, as of the Execution Date, (i) Guthy-Renker is the sole stockholder of GRTV and (ii) GRTV will have no Subsidiaries nor any direct or indirect equity interest in or loans to any partnership, corporation, joint venture, business association or other entity.

          (c) Authority.
              ---------

                (i) GRTV has all requisite corporate power and authority to enter into this Agreement, the Supplemental Agreements and the Loan Documents, in each case to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Supplemental Agreements, and the Loan Documents, in each case to which it is a party, the performance by GRTV of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of GRTV, including the unanimous approval by the Board of Directors of GRTV and the consent of Guthy-Renker as its sole stockholder. This Agreement, the Supplemental Agreements and the Loan Documents, in each case to which it is a party, have been duly executed and delivered by GRTV and constitute legal, valid and binding obligations of GRTV enforceable against GRTV in accordance with the terms herein and therein, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                (ii) Except as set forth in the Disclosure Schedule, the execution and delivery of this Agreement, the Supplemental Agreements and the Loan Documents, in each case to which GRTV is a party, do not, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of any material statute, law, rule, regulation, judgment, order, decree or ordinance applicable to GRTV or its properties or assets, or conflict with or result in any breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of a Lien on any of the GRTV Assets pursuant to (A) any provision of the Certificate of Incorporation or Bylaws of GRTV or (B) any material agreement, contract, note, mortgage, indenture, lease, instrument, permit, concession, franchise or license to which GRTV is a party or by which GRTV or any of its properties or assets may be bound or affected, except for any conflict, violation, breach, default, right, Lien or encumbrance which would not have a Material Adverse Effect on Newco's interest in the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV. Schedule 2.1(c) lists all consents, waivers and approvals under any of GRTV's agreements, contracts, licenses or leases required to be obtained by GRTV in connection with the consummation of the transactions contemplated hereby, by the Supplemental Agreements and the Loan Documents (the "Third-Party Consents").

                (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality or the United States government (a "Governmental Entity"), is required by or with respect to GRTV in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (A) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the laws of any foreign country, which if not obtained or made would not have a Material Adverse Effect on the GRTV Assets or GRTV Liabilities or TVN's ability to operate the GRTV

Business as currently conducted by GRTV and (B) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on the GRTV Assets or GRTV Liabilities.

          (d)  Financial Statements. Guthy-Renker has furnished TVN and Newco
               --------------------
with audited financial statements of GRTV for the fiscal year ended January 3, 1999 (the "Audited Financial Statements") and GRTV's unaudited balance sheet as of June 30, 1999 (the "Interim Balance Sheet") and GRTV's unaudited statement of operations for the period ended June 30, 1999 (the "Interim Income Statement"; the foregoing financial statements are referred to collectively as the "GRTV Financial Statements"). The GRTV Financial Statements have been prepared in accordance with GAAP consistently applied (except that the Interim Balance Sheet and Interim Income Statement do not contain notes otherwise required by GAAP and are subject to normal year-end adjustments) and fairly present, in all material respects, the financial position of GRTV as at the dates thereof and the results of its operations and changes in financial position for the periods then ended. There has been no change in GRTV's accounting policies since January 3, 1999.

          (e)  Receivables. The accounts receivable that are shown on the
               -----------
Interim Balance Sheet arose in the ordinary course of business, and the allowance for doubtful accounts has been provided in accordance with GAAP and consistent with the past practice of GRTV.

          (f)  No Material Adverse Change. Except as set forth on the Disclosure
               --------------------------
Schedule and as contemplated by this Agreement, the Supplemental Agreements and the Loan Documents, since January 3, 1999, GRTV has conducted its businesses in the ordinary course and there has not occurred:

                 (i) Any change in the condition of the GRTV Assets constituting a Material Adverse Effect on such GRTV Assets (ordinary wear and tear excepted), either individually or in the aggregate;

                 (ii) Any damage, destruction or loss, whether covered by insurance or not, that have had a Material Adverse Effect on the GRTV Assets, individually or in the aggregate;

                 (iii) Any increase in or modification of the salary or wages payable or to become payable by GRTV to any of its officers who are employees or other employees, except in the ordinary course of business consistent with past practice;

                 (iv) Any acquisition or sale of a material amount of property or assets of GRTV;

                 (v) Any incurrence, assumption or guarantee by GRTV of any debt for money borrowed from an affiliate, a bank or a lending institution ("Borrowed Money") other than borrowings reflected in the GRC Intercompany Liabilities and the GRC Lines of Credit;

                 (vi) Any creation or assumption by GRTV of any Lien on any of the GRTV Assets, other than in the ordinary course of business;

               (vii) Any making of any loan, advance or capital contribution to or investment in any person other than (A) loans or advances for travel or other business expenses made in the ordinary course of business of GRTV and (B) other loans and advances in an aggregate amount which does not exceed $10,000 outstanding at any time;

               (viii) Any entry into, amendment of, relinquishment, termination or non-renewal by GRTV of any contract, lease transaction, commitment or other right or obligation other than in the ordinary course of business;

               (ix) Any transfer or grant of a right under the GRTV Intellectual Property (as defined in Section 2.1(n) hereof) included in the GRTV Assets by GRTV, other than those transferred or granted in the ordinary course of business consistent with past practice;

               (x) Any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of GRTV; or

               (xi) Any agreement or arrangement made by GRTV to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Section 2.1(f) untrue or incorrect as of the date when made.

          (g)  Absence of Undisclosed Liabilities. Except as set forth in the
               ----------------------------------
Disclosure Schedule, GRTV has no liabilities or obligations (whether absolute, accrued or contingent, and whether or not determined or determinable) of a character which, under GAAP, are required to be accrued, shown, disclosed or indicated in a balance sheet of GRTV that are not reflected on the January 3, 1999 Balance Sheet, the Interim Balance Sheet, as of the respective dates thereof or Schedule 1.5 hereof, except for liabilities and obligations (A) arising in the ordinary course of the GRTV Business between June 30, 1999 and the Execution Date or (B) which would not have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV.

          (h)  Taxes.
               -----

                (i) For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (A) any and all federal, state, local, United States and other foreign jurisdictions taxes and similar governmental obligations, charges, imposts and assessments, including without limitation any income (gross or net), alternative or add-on minimum tax, gross income, gross receipts, value added, goods and services, sales, use, environmental, ad valorem, corporation capital, property transfer, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, net worth, environmental or windfall profit tax, custom, duty or other tax, assessment or similar governmental charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental entity (a "Taxing Authority") responsible for the imposition of any such tax (United States or other foreign jurisdiction), (B) any liability for the payment of any amounts of the type described in (A) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period and (C) any liability for the payment of any amounts of the type described in (A) or (B) as a result of any express or implied obligation to indemnify or reimburse any other person.

               (ii) All Tax returns, statements, reports and forms (including estimated Tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the date hereof, by GRTV (collectively, the "GRTV Returns"), have been or will be filed when due (including any extensions of such due date), except where the failure to file such GRTV Return would not have a Material Adverse Effect on the GRTV Assets, the GRTV Liabilities or TVN's ability to operate the GRTV Business. Such GRTV Returns are true and correct in all material respects, and all amounts shown due on such GRTV Returns on or before the date hereof have been or will be paid on or before such date. The Interim Balance Sheet accrues all actual and contingent liabilities in accordance with GAAP for Taxes with respect to all periods through such date.

               (iii) No material Tax liability since January 3, 1999 has been incurred other than in the ordinary course of business. Since January 3, 1999, GRTV has withheld and paid to the applicable financial institution or Taxing Authority all amounts required to be withheld. GRTV has not granted any extension or waiver of the limitation period applicable to any GRTV Returns.

               (iv) There is no material claim, audit, action, suit, proceeding, or investigation now pending or (to the Knowledge of Guthy-Renker or GRTV) threatened against or with respect to GRTV in respect of any Tax or assessment. No notice of deficiency or similar document of any Tax Authority has been received by Guthy-Renker or GRTV with respect to GRTV.

               (v) There are no Liens (and immediately following the Closing Date there will be no Liens) on the GRTV Assets relating to or attributable to Taxes other than Liens for Taxes not yet due and payable. Neither GRTV or Guthy-Renker has any Knowledge of any basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the GRTV Assets.

               (vi) GRTV has heretofore provided or made available to TVN true and correct copies of all material GRTV Returns, and, as reasonably requested by TVN prior to or following the date hereof, information statements, reports, work papers, Tax opinions and memoranda and other Tax data and documents reasonably available relating to the GRTV Returns.

          (i)  Major Contracts. Schedule 2.1(i) lists with respect to GRTV:
               ---------------

               (i) Any union contract, any employment contract or other arrangement or contract providing for future payments, salary or wages in excess of $25,000 annually, written or oral, with any officer, consultant, director or employee which is not terminable by it on 30 days' notice or less without penalty or obligation to make payments related to such termination, other than such agreements, arrangements or requirements as may be imposed or implied by law;

               (ii) Any plan, contract or arrangement, written or oral, providing for bonuses, pensions, deferred compensation, severance pay or benefits, retirement payments, profit-sharing, phantom stock, stock appreciation rights, or the like;

               (iii) Any joint venture contract or arrangement or any other agreement which has involved or is expected to involve a sharing of profits of GRTV with other persons including employee bonus or variable compensation arrangements;

               (iv) Any existing affiliate agreement, advertiser agreement, distribution agreement, volume purchase agreement, or other similar agreement or pursuant to which GRTV has granted or received most favored nation pricing provisions or exclusive marketing rights related to any product, group of products or territory;

               (v) Any lease for real or personal property (including leases with options to purchase) in which the amount of payments which GRTV is required to make on an annual basis exceeds $25,000;

               (vi) Any material agreement, contract, mortgage, indenture, lease, instrument, license, franchise, permit, concession, arrangement, commitment or authorization which may be, by its terms, terminated or breached by reason of the execution of this Agreement or the transactions contemplated hereby which are otherwise listed in Schedule 2.1(c);

               (vii) Except for trade indebtedness incurred in the ordinary course of business and leases for real or personal property (including leases with options to purchase), any instrument evidencing or related in any way to indebtedness incurred in the acquisition of companies or other entities or indebtedness for Borrowed Money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee, or otherwise, except as reflected in the GRTV Financial Statements;

               (viii) Any material license agreement, either as licensor or licensee (excluding software licenses from third parties relating to software which is generally available to the public on standard commercial terms and nonexclusive software licenses granted to affiliates, original equipment manufacturers ("OEMs"), customers or end-users in the ordinary course of business);

               (ix) Any material Internet Service Provider, web hosting, Internet transaction processing or similar agreement related to GRTV's Internet sales activities;

               (x) Any contract containing covenants purporting to limit GRTV's freedom to compete in any line of business in any geographic area;

               (xi) Any contract for the lease or sublease as lessee, lessor, sublessee or sublessor of real or personal property of GRTV, any license of computer software used by GRTV, any agreement to receive or supply programming or merchandise, or any agreement to access television broadcast or satellite services, requiring payments in excess of $25,000 per year; or

               (xii) Any other agreement, contract or commitment where the amount remaining to be paid is in excess of $25,000.

          Except as set forth on the disclosure schedule, each agreement, contract, mortgage, indenture, plan, lease, instrument, permit, concession, franchise, arrangement, license, commitment or authorization listed on Schedule 2.1(i) (each a "Major Contract") is valid and binding on GRTV, and is in full force and effect (except with respect to oral agreements as to the latter clause), and neither GRTV nor, to the Knowledge of Guthy-Renker or GRTV, any other party thereto, has breached any provision of, or is in default under the terms of, any such Major Contract, in any material respect.

          (j)  Restrictions on Business Activities.  There is no material
               -----------------------------------
agreement, judgment, injunction, order or decree binding upon GRTV which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of GRTV, any acquisition of property by GRTV or the conduct of business by GRTV as currently conducted. GRTV has not entered into any agreement under which GRTV is restricted from selling, licensing or otherwise distributing any of its technology or products to or providing services to, customers or potential customers or any class of customers in any geographic area, during any period of time or in any segment of the market.

          (k)  Compliance with Law.  To Guthy-Renker's or GRTV's Knowledge, GRTV
               -------------------
is in compliance and has conducted its business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any Governmental Entity applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would, individually or in the aggregate, not have had and is expected not to have a Material Adverse Effect on the GRTV Assets, the GRTV Liabilities or TVN's ability to operate the GRTV Business as currently conducted by GRTV. To the Knowledge of Guthy-Renker or GRTV, there are no material judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), other than those that are applicable to the industry as a whole, against Guthy-Renker, GRTV or their affiliates regarding the GRTV Business or against any of the GRTV Assets.

          (l)  No Defaults. GRTV is not, nor has it received notice that it
               -----------
would be with the passage of time, in default or violation of any material term, condition or provision of (A) any material judgment, decree, order, injunction or stipulation applicable to GRTV or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which GRTV is a party or by which the GRTV Assets may be bound, which default or violation would have a Material Adverse Effect on the GRTV Assets, the GRTV Liabilities or TVN's ability to conduct the GRTV Business as currently conducted by GRTV.

          (m)  Litigation.   Except as set forth on the Disclosure Schedule,
               ----------
there is no action, suit, proceeding, claim or investigation pending or, to the Knowledge of Guthy-Renker or GRTV, threatened, against GRTV which could, individually or in the aggregate, have a Material Adverse Effect on the GRTV Assets or TVN's ability to conduct the GRTV Business as currently conducted by GRTV or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby (each a "Material Litigation"). The Disclosure Schedule sets forth with respect to each Material Litigation the forum, the parties thereto, a brief description of the subject matter thereof and the amount of damages claimed.

          (n)  Technology.
               ----------

                    (A)  Definitions. As used in this Section 2.1(n) and
                         -----------
elsewhere in this Agreement, the following terms have these definitions:
"Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; and (vii) any similar or equivalent rights to any of the foregoing anywhere in the world. "Registered Intellectual Property" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority. "GRTV Intellectual Property" means any Intellectual Property used by GRTV in connection with the GRTV Business.

                    (i)   Schedules. Schedule 2.1(n) hereto sets forth a
                          ---------
complete list of the GRTV Intellectual Property including, without limitation, any Registered Intellectual Property other than (A) all inventions not reduced to tangible form, invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data and customer lists and all documentation related to any of the foregoing, and (B) generally available shrink-wrapped licensed computer software and computer software that was embedded in equipment upon its acquisition by GRTV. Schedule 2.1(n) specifies the jurisdictions in which any patent or trademark included in any Registered Intellectual Property, which is included in the GRTV Assets, has been issued or registered or in which an application for issuance or registration has been filed, including the respective registration numbers in the proper U.S. or foreign offices, as applicable. Pursuant to this Agreement and subject to the terms, conditions and restrictions set forth herein and therein, Newco shall, as of the Effective Closing Date, have the right to use, hold for use or otherwise exploit all of the GRTV Intellectual Property included in the GRTV Assets in a manner not materially different than that in which such Intellectual Property is used, held for use or otherwise exploited by GRTV as of the Effective Closing Date.

                    (ii)  Confidentiality. Guthy-Renker and GRTV have used
                          ---------------
commercially reasonable measures to protect the secrecy, confidentiality and value of the GRTV Intellectual Property included in the GRTV Assets.

                    (iii) Infringers. To the Knowledge of Guthy-Renker or GRTV,
                          ----------
no person is infringing or misappropriating the GRTV Intellectual Property included in the GRTV Assets. As of the date hereof, Guthy-Renker or GRTV have not made any claim in writing of a violation, infringement, misuse or misappropriation by others of rights of GRTV to or in connection with the GRTV Intellectual Property included in the GRTV Assets.

                    (iv)  Pending Claims. As of the date hereof, there is no
                          --------------
pending or, to the Knowledge of Guthy-Renker or GRTV, threatened claim by any third person of a violation, infringement, misuse or misappropriation by GRTV of any Intellectual Property owned by any third person, that would, individually or in the aggregate, have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business. There are no interferences or other contested inter partes proceedings, either pending or, to the Knowledge of Guthy-Renker or GRTV, threatened, in any domestic or foreign copyright office, patent and trademark office or any other Governmental Entity relating to any pending application with respect to any GRTV Intellectual Property included in the GRTV Assets.

                          (A) Clear Title. Each item of GRTV Intellectual
                              -----------
Property included in the GRTV Assets, including all Registered Intellectual Property, is free and clear of any Liens of any kind. For purposes of this subsection (iv), Liens will exclude any end-user licenses granted in the ordinary course of business and Liens for Taxes not yet due and payable.

                          (B) Trademarks and Copyrights. GRTV (i) is the
                              -------------------------
exclusive owner of all trademarks and trade names included in the GRTV Assets and (ii) owns exclusively, and has good title to, all copyrighted works that are included in the GRTV Assets.

                          (C) Transfers.
                              ---------

                              (1)  GRTV has not transferred ownership of, or
granted any license of or right to use or authorized the retention of any rights to use, any of the GRTV Intellectual Property included in the GRTV Assets to any other person except for licenses of such GRTV Intellectual Property to affiliates, OEMs, customers and end-users made in the ordinary course of business.

                              (2)  Guthy-Renker has not transferred ownership
of, or granted any license of or right to use or authorized the retention of any GRTV Intellectual Property included in the GRTV Assets to any persons other then GRTV and members of the GRC Group made in the ordinary course of business.

                          (D) Transferability. Except as set forth on the
                              ---------------
Disclosure Schedule, all of the GRTV Intellectual Property included in the GRTV Assets, including any item thereof, will be fully transferable, alienable or licensable by or between GRTV and TVN or Newco without restriction and without payment of any kind to any third party.

                          (E) No Loss of Rights. Other than with respect to the
                              -----------------
Third-Party Consents listed on Schedule 2.1(c) and the consents and approvals listed on Schedule 2.2(c) and the transfers by Guthy-Renker and GRTV pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement will not result in the loss of, or otherwise adversely affect, any ownership rights of GRTV or Guthy-Renker in the GRTV Intellectual Property included in the GRTV Assets or result in the breach or termination of any license, contract or agreement to which GRTV or Guthy-Renker is a party with respect to such GRTV Intellectual Property included in the GRTV Assets which loss, breach or termination would have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

                          (F) Non-Infringement. To Guthy-Renker's Knowledge, the
                              ----------------
conduct of the GRTV Business in the manner currently conducted by GRTV does not infringe or misappropriate any Intellectual Property right of any third person, or constitute unfair competition or trade practices under the laws of any jurisdiction that would, individually or in the aggregate, have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV, nor do Guthy-Renker or GRTV have Knowledge of any basis therefor.

                          (G) No Claims. There are no contracts, licenses or
                              ---------
agreements between GRTV and any other person with respect to the GRTV Intellectual Property under which there is any dispute of which Guthy-Renker or GRTV has Knowledge regarding the scope of such agreement or performance under such agreement including with respect to any payments to be made or received by GRTV thereunder.

                          (H) No Standing Orders. No GRTV Intellectual Property
                              ------------------
included in the GRTV Assets is subject to any proceeding or outstanding decree, order, judgement, agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by GRTV or that would have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

                    (v)   Indemnification. Neither GRTV nor its affiliates have
                          ---------------
entered into any agreement to indemnify any person against any charge of infringement by a third party relating to the GRTV Intellectual Property included in the GRTV Assets.

          (0)  Title to Properties; Absence of Liens and Encumbrances; Condition
               -----------------------------------------------------------------
               of Equipment.
               ------------

               (i) Schedule 2.1(o) sets forth a true and complete list of all real property owned or leased by GRTV and material tangible personal property owned or leased by GRTV, and true, correct and complete copies of all such leases have been delivered to TVN.

               (ii) GRTV has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of the tangible properties and assets, real, personal and mixed, included in the GRTV Assets, free and clear of any Liens, except as reflected in Schedule 2.1(o) hereof and except for such imperfections of title and encumbrances, if any, which are not substantial in character, amount or extent, and which do not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby.

               (iii) The GRTV Assets constituting tangible personal property are in good working condition, ordinary wear and tear excepted, and, to Guthy-Renker's Knowledge, conform in all material respects to the requirements of all laws, ordinances and regulations applicable to their use and ownership or lease by GRTV; and the buildings and structures containing the premises of GRTV are suitable in all material respects and properly zoned for the purpose for which they are currently used, have been properly maintained in all material respects in accordance with applicable leases to the extent GRTV is required to do so, and there are no material outstanding work orders with respect to any maintenance, repair or alterations to be performed by GRTV thereon, except in any such case, which would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

          (p)  Environmental Matters.
               ---------------------

               (i) No substance that is regulated by any Governmental Entity or that has been designated by any Governmental Entity to be radioactive, toxic, hazardous or otherwise a danger to health or the environment (a "Hazardous Material") is present in, on or under any property that GRTV has at any time owned, operated, occupied or leased as a result of the conduct of the GRTV Business, except as permitted by the laws or regulations in force as of the date hereof and except if any such case would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

               (ii) GRTV has not transported, stored, used, manufactured, released or exposed its employees or any other person to any Hazardous Material in violation of any applicable statute, rule, regulation, order or law, except where such violation would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

               (iii) GRTV has obtained all permits, licenses and other authorizations ("Environmental Permits"), if any, required to be obtained by it under the laws of any Governmental Entity to which it is subject relating to pollution or protection of the environment (collectively, "Environmental Laws"), except where the failure to obtain such permit would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business. The Disclosure Schedule sets forth a true and complete list of all material Environmental Permits, if any, each of which is in full force and effect. GRTV is in compliance in all material respects with (A) all terms and conditions of the Environmental Permits and (B) all other material obligations contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder except where such violation would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV. GRTV has not received any notice and is not aware of any past or present condition or practice of the business conducted by GRTV which forms or could reasonably be expected to form the basis of any claim, action, suit, proceeding, hearing or investigation against GRTV arising out of the manufacture, processing, distribution, use, treatment, storage, spill, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Material except where such violation would not have a Material Adverse Effect on the GRTV Assets or the ability of TVN to operate the GRTV Business as currently conducted by GRTV.

          (q)  Governmental Authorizations and Permits. The Disclosure Schedule
               ---------------------------------------
accurately lists all licenses, authorizations, permits, concessions, certificates and other franchises of any Governmental Entity, if any, required to operate the GRTV Business of which GRTV is the holder, other than the Environmental Permits, except where the failure to obtain such licenses, authorizations, permits, concessions, certificates and other franchises would not have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV (collectively, the "GRTV Permits"). The GRTV Permits, if any are included in the GRTV Assets, are in full force and effect. There is not now pending or, to the Knowledge of Guthy-Renker or GRTV, is there threatened, any action, suit, investigation or proceeding against GRTV before any Governmental Entity with respect to the GRTV Permits, if any are included in the GRTV Assets, nor is there any issued or outstanding written notice, order or complaint with respect to the violation by GRTV of the terms of any GRTV Permit included in the GRTV Assets or any rule or regulation applicable thereto, except where such failure would not have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV.

          (r)  Employee Benefit Plans and Compensation.
               ---------------------------------------

               (i) For purposes of this Section 2.1(r) and elsewhere in this Agreement, the following terms shall have the meanings set forth below:

                     (A)  "Affiliate" shall mean any other person or entity
                           ---------
under common control with GRTV within the meaning of Section 414(b), (c), (m) or
(o) of the Code and the regulations thereunder.

                     (B)  "Employee Plan" shall refer to any plan, program,
                           -------------
policy, practice, contract, agreement or other arrangement providing for bonuses, severance, retention, termination pay, deferred compensation, pensions, profit sharing, performance awards, phantom stock, stock appreciation rights, other stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, written or otherwise, funded or unfunded and whether or not legally binding.

                     (C)  "Employee" shall mean any current, former or retired
                           --------
employee, consultant, officer or director of GRTV.

                     (D)  "Employee Agreement" shall refer to each employment,
                           ------------------
severance, consulting or similar agreement or contract between GRTV and any Employee.

               (ii)   Schedule. Schedule 2.1(r) contains an accurate and
                      --------
complete list of each Employee Plan and each Employee Agreement currently maintained by GRTV as of the Effective Closing Date and the date hereof (each, a "GRTV Employee Plan").

               (iii)  Documents. GRTV has provided or made available to TVN and
                      ---------
Newco, (i) correct and complete copies of all documents embodying each GRTV Employee Plan and each Employee Agreement including all amendments thereto and copies of all forms of agreement and enrollment used therewith; (ii) the most recent annual actuarial valuations, if any, prepared for each GRTV Employee Plan; (iii) the most recent annual report (Series 5500 and all schedules thereto), if any, required under the GRTV Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code in connection with each GRTV Employee Plan or related trust; (iv) the most recent summary plan description together with the most recent summary of material modifications thereto, if any, required under ERISA with respect to each GRTV Employee Plan; (v) all Internal Revenue Service ("IRS") determination letters, if any, relating to GRTV Employee Plans; (vi) if the GRTV Employee Plan is funded, the most recent annual and periodic accounting of GRTV Employee Plan assets; and (vii) administrative service agreements, group annuity contracts and group insurance contracts that are included in the GRTV Assets.

               (iv)   Pension Plans. GRTV does not now, nor, to the Knowledge of
                      -------------
GRTV or Guthy-Renker has it ever, maintained, established, sponsored, participated in, or contributed to, any Employee Plan, which is subject to Title IV of ERISA or Section 412 of the Code.

               (v)    Multiemployer Plans. To the Knowledge of GRTV or Guthy-
                      -------------------
Renker, at no time has GRTV contributed to or been obligated to contribute to any multiemployer plan, as defined in Section 3(37) of ERISA.

               (vi)   Employment Matters. Except for violations that would not
                      ------------------
have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business as currently conducted by GRTV, individually or collectively, GRTV (i) is in compliance with all applicable laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees in all material respects; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees or other persons who by virtue of their activities performed on behalf of GRTV may be deemed employees within the meaning of applicable law; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees or other persons who by virtue of their activities performed on behalf of GRTV may be deemed employees within the meaning of applicable law (other than routine payments to be made in the normal course of business and consistent with past practice).

                  (s) Transactions with Affiliates. Except as set forth on the
                      ----------------------------
Disclosure Schedule, as contemplated in this Agreement and for regular salary payments and fringe benefits under an individual's compensation package with GRTV and confidentiality, nondisclosure and technology assignment agreements, none of the officers, employees or directors of GRTV is a party to any transactions with GRTV. Except as set forth in the Interim Balance Sheet and the January 3, 1999 Balance Sheet, there have been no assumptions or guarantees by GRTV of any obligations of such individuals.

                  (t) Interests of Officers. Except as set forth on the
                      ---------------------
Disclosure Schedule, none of GRTV's officers or directors has any material interest in any of the GRTV Assets or is a beneficiary of any of the GRTV Liabilities other than the GRTV Liabilities relating to the Thomas Employment Agreement.

                  (u) Brokers. No agent, broker, investment banker or other firm
                      -------
or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee ("Broker's or Finder's Fee") by any action of any member of the GRC Group on behalf of GRTV in connection with any of the transactions contemplated by this Agreement.

                  (v) Customers; Backlog; Returns and Complaints.
                      ------------------------------------------
Schedule 2.1(v) sets forth a true, correct and complete list of the current customers of GRTV as of the Execution Date ("Customers"). To Guthy-Renker's and GRTV's Knowledge, (i) as of the date hereof there are no material complaints by Customers concerning GRTV's services and (ii) there are no former customers of GRTV that have terminated their agreements with GRTV or failed to renew such agreements due to unresolved disputes with or complaints to GRTV.

                  (w) Employees. The Disclosure Schedule identifies all current
                      ---------
GRTV employees and sets forth the job title of each such employee. GRTV has previously provided to TVN and Newco a schedule setting forth the cash compensation of the employees listed on the Disclosure Schedule during the period from January 1, 1998 to June 28, 1999. As of the date hereof, none of the employees identified as key employees on the Disclosure Schedule has tendered to Guthy-Renker a written or oral notice ofhis or her intention to resign or retire.

                  (x) Questionable Payments. None of Guthy-Renker or GRTV nor,
                      ---------------------
to the Knowledge of Guthy-Renker or GRTV, after reasonable inquiry, any director, officer or other employee of GRTV has: (i) made any payments or provided services or other favors in the United States of America or in any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the GRTV Business; or (ii) made any political contributions which would not be lawful under the laws of the United States (including the Foreign Corrupt Practices Act) or the foreign country in which such payments were made with respect to any aspect of the GRTV Business. None of Guthy-Renker or GRTV, nor, to the Knowledge of Guthy-Renker or GRTV after reasonable inquiry, any director, officer or other employee of GRTV, nor, to Guthy-Renker or GRTV's Knowledge after reasonable inquiry, any supplier of GRTV has been the subject of any inquiry or investigation by any Governmental Entity in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative or employee with respect to any aspect of the GRTV Business or with respect to any political contribution made by GRTV.

                  (y)  Import/Export. GRTV has not violated any United States
                       -------------
and foreign import and export control laws and regulations, import and export licensing laws and regulations and customs regulations applicable to GRTV where the failure to comply would have a Material Adverse Effect on the GRTV Assets or TVN's ability to operate the GRTV Business. GRTV has not been cited by the United States Department of Commerce, the United States Customs Service or any other relevant Governmental Entity for any material violation of United States laws or regulations relating to importing or exporting of products, materials or services. All goods imported into the United States or any other country by GRTV and included in the GRTV Assets, if any ("Imported Goods"), have with such exceptions as are not material to the GRTV Assets been properly valued and classified in accordance with applicable tariff laws, rules and regulations and all proper duties, tariffs or excise taxes have been paid with respect to the Imported Goods. No penalties have been assessed, asserted or claimed with respect to any Imported Goods.

                  (z)  Sufficiency of GRTV Assets. Except as set forth on the
                       --------------------------
Disclosure Schedule, the GRTV Assets (including the GRTV Intellectual Property included therein) comprise all of the material assets of GRTV used by it to operate the GRTV Business in the ordinary course as currently conducted.

                  (aa) Disclosure. With respect to this Section 2.1, no
                       ----------
representation or warranty made by Guthy-Renker or GRTV, nor the Disclosure Schedule and other Schedules to this Agreement contains as of the Execution Date any untrue statement of a material fact, or omits as of the Execution Date to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

           2.2    Representations and Warranties of Guthy-Renker. Except as
                  ----------------------------------------------
disclosed in the Disclosure Schedule, Guthy-Renker represents and warrants to TVN and Newco as of the Execution Date as set forth below.

                  (a)  Organization, Standing and Power. Guthy-Renker is a
                       --------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted or as proposed to be conducted.

                  (b)  Authority.
                       ---------

                         (i) Guthy-Renker has all requisite corporate power and
authority to enter into this Agreement and the Supplemental Agreements to which Guthy-Renker is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and pursuant to such Supplemental Agreements to which Guthy-Renker is a party. The execution and delivery of this Agreement and the Supplemental Agreements, the performance by Guthy-Renker of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Guthy-Renker, including the approval by the Board of Directors of GuthyRenker. This Agreement has been duly executed and delivered by Guthy-Renker and constitutes a legal, valid and binding obligation of Guthy-Renker enforceable against Guthy-Renker in accordance with the terms herein, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                           (ii)  Except as set forth in the Disclosure Schedule,
the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of any material statute, law, rule, regulation, judgment, order, decree, or ordinance applicable to Guthy-Renker or its properties or assets, or conflict with or result in any breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of a Lien on any of the GRTV Assets pursuant to any provision of (A) the certificate of incorporation or bylaws of Guthy-Renker or (B) any material agreement, contract, note, mortgage, indenture, lease, instrument, permit, concession, franchise or license to which Guthy-Renker is a party or by which Guthy-Renker or any of its respective properties or assets may be bound or affected, except for any conflict, violation, breach, right, lien or encumbrance that would not have a Material Adverse Effect on Guthy-Renker's ability to fulfill its obligations under this Agreement or under the Supplement Agreements and Loan Documents to which Guthy-Renker is a party.

                           (iii) No consent, approval, order or authorization
of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Guthy-Renker in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, authorizations, filings, approvals, orders, declarations and registrations which if not obtained or made would not have a Material Adverse Effect on Guthy-Renker's ability to fulfill its obligations under this Agreement or under the Supplemental Agreements to which Guthy-Renker is a party. Any consents, approvals or authorizations of third parties required in connection with the transactions contemplated by this Agreement and the Supplemental Agreements to which Guthy-Renker is a party are listed on Schedule 2.2(b) hereto.

                           (iv)  Ownership of Capital Stock. Guthy-Renker is the
                                --------------------------
sole stockholder of GRTV (except as set forth on the Disclosure Schedule) and has full power and authority to cause GRTV to transfer the GRTV Assets to TVN and Newco.

                  (c) Conflicts of Interest of Stockholders. Except as set forth
                      -------------------------------------
on the Disclosure Schedule, Guthy-Renker has no direct or indirect ownership interest representing 25% or more of the capital stock of any firm or corporation listed on Schedule 2.2(c) hereto which competes with GRTV, or in any other firm or corporation which has a significant business relationship with GRTV (other than with respect to the GRC Intercompany Liabilities, the GRC Lines of Credit and Guthy-Renker's interest, through GRTV, in Coast to Coast).

        (d) Disclosure of Information. Guthy-Renker represents that it, its
            -------------------------
advisors and representatives have had an opportunity to review such documents, instruments, and books and records and to ask questions and receive answers from TVN regarding the terms and conditions contemplated by this Agreement and the assets, liabilities and condition (financial or otherwise) of TVN and such other matters as Guthy-Renker has deemed necessary. The foregoing, however, does not limit or modify the representations and warranties with respect to TVN and Newco set forth in this Agreement or the right of Guthy-Renker and GRTV to rely thereon.

        (e) No Violations of Representations. Neither Guthy-Renker nor any of
            --------------------------------
its officers, directors or agents has Knowledge that any of the representations and warranties made by TVN herein are inaccurate or incomplete or that a breach of any such representation or warranty has occurred or is occurring. Neither Guthy-Renker nor any of its officers, directors or agents has failed to disclose to TVN the fact of such inaccurate or incomplete representation or warranty, or that a breach has occurred, or failed to give TVN the opportunity to correct such inaccurate or incomplete representation or warranty or to cure such breach.

        (f) Disclosure. With respect to this Section 2.2, no representation or
            ----------
warranty made by Guthy-Renker, nor the Disclosure Schedule and other Schedules to this Agreement or the Exhibits to this Agreement contains as of the Execution Date hereof any untrue statement of a material fact or omits as of the Execution Date to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

   2.3  Investment  Representations of Guthy-Renker and GRTV. Guthy-Renker
        ----------------------------------------------------
and GRTV represent and warrant to TVN and Newco as of the Execution Date with respect to the Promissory Note and the shares of TVN Common Stock issuable upon conversion thereof.

        (a) Purchase Entirely for Own Account.  This Agreement is made
            ---------------------------------
with TVN and Newco in reliance upon Guthy-Renker's and GRTV's representations to TVN and Newco, which by Guthy-Renker's and GRTV's execution of this Agreement, Guthy-Renker and GRTV hereby confirm, that the Promissory Note and the shares of TVN Common Stock into which such Promissory Note is convertible will be acquired for investment for GRTV's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof and that GRTV has no present intentions of selling, granting any participation in, or otherwise distributing the same.

        (b) Investment  Experience.  Guthy-Renker and GRTV understand that the
            ----------------------
Promissory Note and the shares of TVN Common Stock into which such Promissory
Note is convertible have not been, and prior to an appropriate registration statement's becoming effective will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Guthy-Renker's and GRTV's representations as expressed herein. Guthy-Renker and GRTV acknowledge that they are able to fend for themselves, can bear the economic risk of such investment and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the

Promissory Note and the shares of TVN Common Stock into which such Promissory Note may be converted.

              (c) Legends.  Guthy-Renker and GRTV understand that the shares
                  -------
of TVN Common Stock into which the Promissory Note may be converted may bear one or all of the following legends:

                  (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  A certificate shall not bear such legends if in the opinion of counsel reasonably satisfactory to TVN the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

              (d) Restricted Securities. Guthy-Renker and GRTV understand that
                  ---------------------
the Promissory Note may be and the shares of TVN Common Stock into which such Promissory Note may be converted will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from TVN and Newco in a transaction not involving a public offering and that under such laws and applicable regulations such Promissory Note and the shares of TVN Common Stock into which such Promissory Note may be converted may be resold without registration under the Securities Act only in certain limited circumstances. Guthy-Renker and GRTV acknowledge that the Promissory Note and the shares of TVN Common Stock into which such Promissory Note may be converted must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

              (e) Accredited Investor. GRTV is an accredited investor as defined
                  -------------------
in Rule 501(a) of Regulation D promulgated under the Securities Act.

     2.4      Representations and Warranties of TVN and Newco regarding Newco.
              ---------------------------------------------------------------
Except as disclosed in the schedules attached hereto and hereby made a part hereof, referring specifically to the representations and warranties in this Agreement which identifies the section and subsection to which such disclosure relates and which has been delivered by TVN and Newco to Guthy-Renker and GRTV prior to the execution of this Agreement (the "TVN Disclosure Schedule"), TVN and Newco jointly and severally represent and warrant as of the Execution Date to Guthy-Renker and GRTV as set forth below.

              (a) Organization, Standing and Power. Newco is a corporation
                  --------------------------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted or proposed to be conducted pursuant to this Agreement, the Supplemental Agreements and the Loan Documents.

              (b) Newco Capital Structure. The authorized capital stock of Newco
                  -----------------------
consists of 1,000 shares of Common Stock, par value $0.001 per share ("Newco Common Stock") and no shares of preferred stock. There are issued and outstanding 1,000 shares of Newco Common Stock that are owned by TVN and are free and clear of any Liens. The outstanding Newco Common Stock is validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, or by Newco's Certificate of Incorporation or Bylaws, each as in effect as of the Closing Date, or by any agreement to which TVN or Newco is a party or to which TVN or Newco may be bound. The Newco Common Stock was issued in compliance with federal and state securities laws, except for any noncompliance that would not have a Material Adverse Effect on Newco or Newco's ability to acquire GRTV Assets or fulfill its obligations pursuant to this Agreement, the Supplemental Agreements and the Loan Documents. Other than as set forth in this Section 2.4(b), there are no outstanding shares of Newco Common Stock, preferred stock or any other equity securities of Newco, and there are no options, warrants, calls, conversion rights, commitments or agreements of any character to which Newco or TVN is a party or by which Newco or TVN may be bound that require Newco to issue any of the foregoing.

              (c) Authority.
                  ---------

                  (i) Newco has all requisite corporate power and authority to enter into this Agreement, the Supplemental Agreements and the Loan Documents, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Supplemental Agreements and the Loan Documents, the performance by Newco of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Newco, including the unanimous approval by the Board of Directors of Newco and the consent of TVN. This Agreement, the Supplemental Agreements and the Loan Documents have been duly executed and delivered by Newco and constitute legal, valid and binding obligations of Newco enforceable against Newco in accordance with the terms herein and therein, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (ii) Except as set forth in the Disclosure Schedule, the execution and delivery of this Agreement, the Supplemental Agreements and the Loan Documents do not, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of any material statute, law, rule, regulation, judgment, order, decree or ordinance applicable to Newco or its properties or assets, or conflict with or result in any breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of a Lien on any of the properties or assets of Newco pursuant to (A) any provision of the Certificate of Incorporation or Bylaws of Newco or (B) any material agreement, contract, note, mortgage, indenture, lease, instrument, permit, concession, franchise or license to which Newco is a party or by which Newco or any of its properties or assets may be bound or affected, except for any conflict, violation, breach, default, right, Lien or encumbrance which would not have a Material Adverse Effect on Newco, Newco's interest in the GRTV Assets or TVN's ability to operate the GRTV Business or Newco's ability to fulfill its obligations hereunder or thereunder. No consents, waivers and approvals under any of Newco's agreements, contracts, licenses or leases are required to be obtained in connection with the consummation of the transactions contemplated hereby and by the Supplemental Agreements and the Loan Documents.

                  (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Newco in connection with the execution and delivery of this Agreement, the Supplemental Agreements and the Loan Documents, or the consummation of the transactions contemplated hereby or thereby, except for (A) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the laws of any foreign country, which if not obtained or made would not have a Material Adverse Effect on Newco and (B) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Newco or Newco's ability to fulfill its obligations hereunder or thereunder.

              (d) Absence of Prior Business Activity. Prior to the Execution
                  ----------------------------------
Date, Newco has conducted no business activities and has no assets, liabilities or obligations (whether absolute, accrued or contingent, and whether or not determined or determinable) other than those provided by or due to TVN in connection with the initial capitalization of Newco.

              (e) Disclosure. With respect to this Section 2.4, no
                  ----------
representation or warranty made by TVN or Newco regarding Newco, nor the TVN Disclosure Schedule and other Schedules to this Agreement or the Exhibits to this Agreement contains as of the Execution Date any untrue statement of a material fact or omits as of the Execution Date to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

        2.5   Representations and Warranties of TVN. Except as disclosed in the
              -------------------------------------
TVN Disclosure Schedule, TVN represents and warrants as of the Execution Date to Guthy-Renker and GRTV as set forth below.

              (a) Organization; Standing and Power. TVN is a corporation duly
                  --------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

          (b)  Authority.
               ---------


                (i) TVN has all requisite corporate power and authority to enter into this Agreement, the Supplemental Agreements and the Loan Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery by TVN of this Agreement, the Supplemental Agreements, the Loan Documents and the consummation of the transactions contemplated by this Agreement, Supplemental Agreements and the Loan Documents have been duly authorized by all necessary corporate action on the part of TVN, including the approval by the board of directors of TVN. This Agreement has been duly executed and delivered by TVN and constitutes a valid and binding obligation of TVN enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

               (ii) Except as set forth in the Disclosure Schedule, the execution and delivery of this Agreement, the Supplemental Agreements and the Loan Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of any material statute, law, rule, regulation, judgment, order, decree or ordinance applicable to TVN or its properties or assets, or conflict with or result in any breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of a Lien on any of the properties or assets of TVN, under (A) any provision of the charter documents or bylaws of TVN or (B) any material agreement, contract, note, mortgage, indenture, lease, instrument, permit, concession, franchise or license to which TVN is a party or by which TVN or its properties or assets may be bound or affected.

              (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to TVN in connection with the execution and delivery of this Agreement, the Supplemental Agreements to which it is a party or the Loan Documents or the consummation by TVN of the transactions contemplated hereby and thereby except for such consents, approvals, orders, authorizations, registrations, declarations and filings which if not obtained or made would not have a Material Adverse Effect on TVN or on TVN's ability to fulfill its obligations hereunder and under the Supplemental Agreements to which it is a party or the Loan Documents.

          (c) SEC Documents; TVN Financial Statements. TVN has furnished or made
              ---------------------------------------
available to Guthy-Renker a true and complete copy of its Registration Statement on Form S-4 and the amendments filed to date to such Registration Statement (collectively, the "SEC Documents"), which TVN filed under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "SEC"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a document subsequently filed by or on behalf of TVN with the SEC and included in the SEC Documents. The consolidated financial statements of TVN, including the notes thereto, included in the SEC Documents (the "TVN Financial Statements") are complete and correct, comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the SEC's rules and regulations), and fairly present the consolidated financial position of TVN and the results of its operations and cash flows as of the respective dates and for the periods indicated thereon (subject, in the case of the unaudited statements, to normal recurring accounting adjustments). There has been no change in TVN's accounting policies or estimates except as described in the notes to the TVN Financial Statements.

          (d)  No Material Adverse Change. Since March 31, 1999, TVN has
               --------------------------
conducted its business in the ordinary and usual course and there has not occurred: (a) any material adverse change in the financial condition, results of operations, liabilities, assets (including intangible assets), business of TVN and its Subsidiaries, taken as a whole; (b) any amendment or change in the Certificate of Incorporation or Bylaws of TVN; or (c) any damage to, destruction or loss of any assets of TVN or its Subsidiaries (whether or not covered by insurance) that materially and adversely affects the financial condition or business of TVN and its Subsidiaries, taken as a whole.

          (e)  Litigation. There is no action, suit or proceeding of any nature
               ----------
pending or to TVN's Knowledge, threatened against TVN or any Subsidiary, nor, to the Knowledge of TVN, is there any reasonable basis therefor which could reasonably be expected to result in a Material Adverse Effect on TVN or TVN's ability to fulfill its obligations hereunder and under the Supplemental Agreements to which it is a party and the Loan Documents.

          (f)  Compliance with Law. TVN and each of its Subsidiaries is in
               -------------------
compliance and has conducted its business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any Governmental Entity applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would, individually or in the aggregate, not have had and is excepted not to have a Material Adverse Effect on TVN or TVN's ability to fulfill its obligations hereunder and under the Supplemental Agreements to which it is a party and the Loan Documents. There are no material judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), other than those (to the Knowledge of
TVN) that are applicable to the industry as a whole, against TVN, its Subsidiaries or other affiliates regarding TVN's or any of its Subsidiaries' business or against any of TVN's or any of its Subsidiaries' respective properties or business.

          (g)  No Defaults. TVN is not, nor has it received notice that it would
               -----------
be with the passage of time, (i) in violation of any provision of the Certificate of Incorporation or Bylaws of TVN or (ii) in default or violation of any material term, condition or provision of (A) any material judgement, decree, order, injunction or stipulation applicable to TVN or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which TVN is a party or by which TVN or its properties or assets may be bound.

          (h) Brokers. No agent, broker, investment banker or other firm or
              -------
person is or will be entitled to any Broker's or Finder's Fee by reason of any action for or on behalf of TVN in connection with any of the transactions contemplated by this Agreement.

          (i) No Violations of Representations. Neither TVN nor any of its
              --------------------------------
officers, directors or agents has knowledge that any of the representations and warranties made by Guthy-Renker and GRTV herein are inaccurate or incomplete or that a breach of any such representation or warranty has occurred or is occurring. Neither TVN nor any of its 6fficers, directors or agents has failed to disclose to Guthy-Renker and GRTV the fact of such inaccurate or incomplete representation or warranty, or that a breach has occurred, or failed to give Guthy-Renker and GRTV the opportunity to correct such inaccurate or incomplete representation or warranty or to cure such breach.

          (j) Disclosure. With respect to this Section 2.5, no representation or
              ----------
warranty made by TVN, nor the TVN Disclosure Schedule and other Schedules to this Agreement or the Exhibits to this Agreement contains as of the Execution Date hereof any untrue statement of a material fact or omits as of the Execution Date to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

                                  ARTICLE III
                            POST-CLOSING COVENANTS

     3. 1 Expenses. All costs and expenses incurred in connection with this
          --------
Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense other than as set forth in Section 3.4 hereof.

     3.2  Public Announcements. TVN, Newco, Guthy-Renker and GRTV agree that
          --------------------
none of them shall, nor shall they permit their affiliates to: (i) issue any press release or make any public announcement with respect to this Agreement or the transactions contemplated by this Agreement or (ii) publicly file all or any part of this Agreement or the Exhibits hereto or any description thereof, except as may be required by any applicable law, governmental rule or regulation (including for this purposes any rules of any securities exchange on which shares of stock of TVN are or may be traded), except with the prior consultation with, review of and consent by Guthy-Renker or TVN, as the case may be. If any party is subject to any such legal or regulatory requirement, such party shall, to the extent possible, allow the other party (TVN or Guthy-Renker, as the case may be), reasonable time to review and comment on such release, announcement or filing in advance of its issuance or filing and use reasonable efforts in good faith to accept the reasonable and good faith comments of such other party; provided, however, that prior to the filing of this Agreement with the Securities and Exchange Commission, should such filing be necessary, no such prior review by the other party shall be required. It is the intention of the parties that the initial announcement of the execution of this Agreement or the transactions contemplated hereby shall be a joint press release of the parties and that the contents of such press release shall be agreed upon as of the date hereof by each of the parties.

     3.3  [Intentionally Deleted].

     3.4  Transfer Taxes. TVN and Newco shall be responsible for and shall pay
          --------------
and discharge promptly when due all sales, use, excise, value added or other similar transfer taxes (the "Transfer Taxes") related to the sale of the GRTV Assets to Newco. Guthy-Renker, GRTV, TVN and Newco shall cooperate in good faith to take all reasonable steps to reduce or eliminate any transfer taxes, including, where available, electronic transmission and delivery of the GRTV Assets; provided, however, that in no event shall Guthy~Renker or GRTV be required to pay or incur any out of pocket costs or expenses in connection therewith.

     3.5  GRTV Employees. Effective as of the Execution Date, TVN will offer
          --------------
employment to all those persons who are GRTV Employees on such date (including employees on leave, disability or workers compensation) and such employment will be on substantially the same terms and conditions (including without limitation, the same base pay and comparable benefits in the aggregate) as currently in effect with GRTV; provided, however that such Employees shall be entitled only to the salary structure and those benefits generally available to similarly situated employees of TVN and its Subsidiaries; and provided further that the terms of the offers of employment to Thomas, Riley and Brooke Thomas shall be governed by employment agreements between Newco and such individuals. The benefits to be provided to the Employees shall recognize all service recognized by GRTV for all purposes to the extent permitted by law. The employment of all Employees with Newco will be deemed to have commenced immediately after 11:59 p.m., Los Angeles local time, on the Execution Date. Guthy-Renker and GRTV agree to (i) terminate the employment with GRTV of the Employees who have agreed to become employees of Newco at Closing and to pay any and all liabilities relating to such termination, including, without limitation any payments and benefits due such Employees pursuant to accrued salary and wages, pension, retirement, savings, health, welfare and other benefits of the Employees under any Guthy-Renker or GRTV plans, policies or practices, (provided, however, that Newco shall be responsible for and shall pay any and all severance payments payable to Employees hired by Newco hereunder and relating to their employment by Newco (the "Post Closing Severance Obligation"), and all bonuses and accrued vacation to Employees included in the GRTV Liabilities); such payment to be made in a manner consistent with GRTV's policies and procedures applicable to its employees, and (ii) provide to each Employee any notice (which notice shall be reasonably acceptable to TVN and Newco) required under any law or regulations in respect of such termination including, without limitation COBRA. Guthy-Renker and Newco shall be responsible for providing continuation health coverage, to the extent required under COBRA, to all Employees and their eligible dependents who have experienced a qualifying event before or on the Execution Date and who (i) elect continuation coverage within the time period prescribed by COBRA and (ii) who are otherwise qualified beneficiaries (as defined in Section 4980B(g)(l) of the Code).

     3.6  GRTV Designations. The parties hereto agree that during the period
          -----------------
commencing as of the Effective Closing Date and continuing until the one (1) year anniversary date thereof, Newco shall have the right to use the trademarks and tradenames "GRTV" and "GRTV Network" as identified in Schedule 2.1(n), Item 1 (collectively, the "GRTV Designations") solely in connection with the operation of the GRTV Business by Newco consistent with the use of the GRTV Designations by GRTV on the Execution Date; provided, however, that in no event shall the GRTV Designations be used in connection with the pay per view business of TVN and/or its affiliates. TVN and Newco agree to use their best efforts to (i) cause the GRTV Designations used by Newco hereunder to be changed to exclude the name "Guthy-Renker" and (ii) cause Newco to oversticker or replace any document, packaging, advertisement or other reference to the GRTV Designations, in either case including any variation or stylized version of such GRTV Designations in both cases as soon as practicable after the Execution Date and in all events on or to the first anniversary of the Effective Closing Date. However, TVN and Newco shall have no obligation to make any changes to any document, packaging, advertisement or other reference to Guthy-Renker or the GRTV Designations that have been delivered to any supplier, customer or creditor of GRTV by Guthy-Renker or GRTV prior to the Execution Date.

     3.7  Access to Books, Records and Employees. Guthy-Renker and GRTV shall
          --------------------------------------
provide to TVN and Newco, and Newco and TVN shall provide to Guthy-Renker and GRTV, and any of such parties' professional advisors upon prior notice access to the books and records of Newco and GRTV, as the case may be, and to employees of Newco and GRTV, as the case may be, as may be reasonably necessary or take any actions necessary to fulfill their obligations pursuant to this Agreement, the Supplemental Agreements and the Loan Documents.

     3.8  Financial Information and Reports. Until the Promissory Note is paid
          ---------------------------------
in full, TVN and Newco shall furnish to Guthy-Renker:

          (a) as soon as available and in any event within forty-five (45) days after the end of each interim fiscal quarter of each fiscal year of TVN, a consolidated and consolidating balance sheet of TVN and its subsidiaries as of the end of such interim fiscal period, and a consolidated and consolidating statement of earnings and shareholders' equity of TVN and its subsidiaries for such fiscal period and for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of TVN;

          (b) as soon as available and in any event within ninety (90) days after the last day of each fiscal year of TVN, consolidated and consolidating financial statements which have been examined by TVN's regular independent public accountants of recognized standing, covering the operations of TVN and its subsidiaries as of the end of such year, and a consolidated and consolidating statement of earnings, shareholders' equity and changes in financial position for TVN and its subsidiaries for the year then ended, each on a comparative basis with corresponding financial statements for the preceding fiscal year, which financial statements shall be accompanied by a report of such independent public accountants stating in substance that such financial statements have been prepared in accordance with GAAP consistently applied;

          (c) promptly upon any officer of TVN learning of the same, notice of the occurrence of any material change in the financial status of TVN, and notice of the initiation of any litigation against TVN which could, if adversely determined, have a Material Adverse Effect on the GRTV Assets, the financial condition or operations of TVN or TVN's ability to fulfill its obligations under this Agreement, the Supplemental Agreements to which TVN is a party and/or the Loan Documents.

     3.9  Benefit Plans. Guthy-Renker and GRTV will retain responsibility for
          -------------
any and all retention payments and reporting thereof owed pursuant to any and all retention plans, programs and arrangements of GRTV existing prior to Closing (the "Incentive Plans") and any amounts payable or to be paid in connection with all of GRTV's outstanding stock appreciation rights and phantom stock rights including, but not limited to, those granted pursuant to the 1996 Incentive Plan (collectively, the "Rights Plans"), except for (and in connection with) the bonuses and vacation included in the GRTV Liabilities. To the extent applicable, Guthy-Renker and GRTV will retain liability for payment and reporting of all withholding related to any stock appreciation rights payable or due to the Employees owed pursuant to any and all Rights Plans on or prior to the Execution Date.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT

     4.1  Conditions to Each Party's Obligation at Closing. The respective
          ------------------------------------------------
obligation of each party under this Agreement shall be subject to the satisfaction or waiver prior to the Execution Date of the following conditions:

          (a)  Approvals.  All authorizations, consents, orders or approvals of,
               ---------
or declarations or filings with any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement, the Supplemental Agreements and the Loan Documents shall have been filed, occurred or been obtained, other than any state or federal security law filings to be made after the Execution Date or if failure to make such filing or obtain such approval would not be materially adverse to TVN or Newco taken as a whole.

          (b)  Legal Action.  No temporary restraining order, preliminary
               ------------
injunction or permanent injunction or other order preventing the consummation of the transactions contemplated hereby shall have been issued by any Governmental Entity and remain in effect, and no litigation seeking the issuance of such an order or injunction, or seeking the imposition against Guthy-Renker, GRTV, TVN or Newco of substantial damages if the transactions contemplated hereby are consummated, shall be pending which, in the good faith judgment of Guthy-Renker and TVN's respective boards of directors or a senior executive of each of the foregoing (acting upon the advice of their respective counsel) has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

          (c)  Statutes.  No action shall have been taken, and no statute, rule,
               --------
regulation or order shall have been enacted, promulgated or issued or deemed applicable to the transactions contemplated by this Agreement, by any Governmental Entity which would (i) make the consummation of the transactions contemplated hereby illegal, (ii) prohibit TVN's or Newco's ownership or operation of all or a material portion of the GRTV Business or GRTV Assets, or compel TVN, Newco, GRTV or Guthy-Renker, to dispose of or hold separate all or a material portion of the GRTV Business or GRTV Assets or (iii) render TVN, Guthy-Renker or GRTV unable to consummate the transactions contemplated hereby.

          (d)  Compliance with Laws.  At the Execution Date, the purchase of
               --------------------
the GRTV Assets by Newco, the assumption of the GRTV Liabilities by Newco, the execution, delivery and performance of the obligations of each of the parties set forth in each of the Supplemental Agreements and the Loan Documents, shall be legally permitted by all laws and regulations to which TVN, Newco, Guthy-Renker and/or GRTV are subject. Guthy-Renker, GRTV, TVN and Newco shall have complied with, and the sale of the GRTV Assets shall be effective under, all applicable federal and state securities laws.

     4.2  Conditions of Obligations of TVN and Newco.  The obligations of TVN at
          ------------------------------------------
the Closing are subject to the satisfaction of the following conditions, unless waived by TVN and Newco:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of Guthy-Renker and GRTV set forth in this Agreement shall be true and correct in all material respects (except for such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true as written) as of the Execution Date except as otherwise contemplated by this Agreement and the Supplemental Agreements.

          (b)  Execution of Noncompetition Agreement.  Guthy-Renker and GRTV
               -------------------------------------
shall have executed and delivered to TVN and Newco a Noncompetition Agreement, in the form set forth as Exhibit D hereto.

          (c)  GRTV and Guthy-Renker Stockholder Actions.  Guthy-Renker shall
               -----------------------------------------
have provided evidence satisfactory to TVN of all necessary stockholder approvals required in connection with the transactions contemplated hereby.

          (d)  GRTV Employee Agreements and Employee Benefits.
               ----------------------------------------------

                (i)  Savings Plan.  Guthy-Renker shall have amended the
                     ------------
Guthy-Renker Retirement Savings Plan (the "Savings Plan") to the extent permissible under applicable law, if and as necessary (A) to cause the active participation of the Employees who will be employees of Newco as of the day after the Execution Date therein to cease as of the Execution Date, and (B) to permit the Employees who will be employees of Newco as of the day after the Execution Date to elect to take distributions (subject to applicable law) of their accounts thereunder and, if such Employees so elect, to roll them over, directly or otherwise, in accordance with applicable law and regulations and (C) if possible, to provide for the full vesting of all Employees who will be employees of Newco as of the day after the Execution Date participating in the Savings Plan.

               (ii)    Confidentiality Agreements.  Guthy-Renker and GRTV shall
                       --------------------------
have assigned to Newco its rights with respect to GRTV and the GRTV Intellectual Property included in the GRTV Assets to any existing nondisclosure and invention assignment agreements with each current and former employee and consultant of GRTV.
          (e)  Compensation Schedules. TVN shall have received a compensation
               ----------------------
schedule pursuant to the requirements set forth in Section 2.1(w) hereof and in substantially the form attached hereto as Schedule 2.1(w).

          (f)  Other Agreements.  Each of Guthy-Renker and the Thomas Parties
               ----------------
shall have executed the Thomas Termination Agreement. Thomas and Newco shall have entered into the Thomas Employment Agreement. Riley and Newco shall have entered into the Riley Employment Agreement. TVN, Newco, Guthy-Renker and GRTV shall have entered into the Transition Services Agreement and the Noncompetition Agreement.

     4.3  Conditions of Obligation of Guthy-Renker and GRTV.  The obligations of
          -------------------------------------------------
Guthy-Renker and GRTV at the Closing are subject to the satisfaction of the following conditions unless waived by Guthy-Renker and GRTV:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of TVN and Newco set forth in this Agreement shall be true and correct in all material respects (except for such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true as written) as of the Execution Date except as otherwise contemplated by this Agreement, the Supplemental Agreements and the Loan Documents.

          (b)  Loan Documents.  TVN and Newco shall have executed and delivered
               --------------
the Promissory Note and Security Agreement to Guthy-Renker and GRTV.

          (c)  Supplemental Agreements.  TVN and Newco shall have executed and
               -----------------------
delivered to Guthy-Renker and GRTV the Transition Services Agreement and the Noncompetition Agreement, and TVN shall have executed and delivered the Guaranty to Guthy-Renker and GRTV.

                                   ARTICLE V
                                INDEMNIFICATION

     5.1  Indemnification.
          ---------------

          (a) From and after the Execution Date, Guthy-Renker and GRTV shall indemnify, defend and hold harmless TVN, Newco and the officers, directors, employees, shareholders, assigns and successors and the affiliates of the foregoing persons and entities (individually, a "TVN Indemnified Person" and collectively, the "TVN Indemnified Persons"), from and against and in respect of any and all claims, demands, lawsuits, actions, causes of actions, administrative proceedings (including informal proceedings), losses, assessments, costs, damages, punitive damages, judgments, liabilities (including sums paid in settlement of claims), penalties, fines, interest (including interest from the date of such damages), and costs and expenses including reasonable legal fees and disbursements of every kind, nature and description (collectively "Damages") that are actually incurred by a TVN Indemnified Person and that arise or result from or relate to, directly or indirectly, (i) any breach of any of the representations, warranties, and covenants given or made by Guthy-Renker or GRTV in this Agreement, the Disclosure Schedule hereto and other Schedules listed herein and (ii) any Excluded Liabilities.

          (b) From and after the Execution Date, TVN and Newco shall indemnify, defend and hold harmless Guthy-Renker, GRTV and the respective officers, directors, employees, shareholders, assigns and successors and the affiliates of the foregoing persons and entities (individually, a "Guthy-Renker Indemnified Person" and collectively, "Guthy-Renker Indemnified Persons") from and against and in respect of any and all Damages that are actually incurred by a Guthy-Renker Indemnified Person and that arise or result from or relate to, directly or indirectly, (i) any breach of any of the representations, warranties, and covenants given or made by TVN or Newco in this Agreement, the TVN Disclosure Schedule and other Schedules listed herein, (ii) the GRTV Liabilities, the use of the GRTV Assets, the GRTV Designations and the operation of the GRTV Business by Newco, TVN or any of their respective affiliates after the Execution Date (including, without limitation, the Post Closing Severance Obligation), and (iii) all other actions taken or omitted to be taken by TVN or Newco after the Execution Date.

          (c) The TVN Indemnified Persons and the Guthy-Renker Indemnified Persons shall be referred to herein as the "Indemnified Persons."

          (d) For purposes of this Agreement, Damages shall be net of insurance, indemnities or other third-party payments recovered by an Indemnified Person (it being agreed that an Indemnified Person shall use commercially reasonable efforts to pursue such recoveries), net of out-of-pocket costs of obtaining any such recovery, and in no event shall Damages include any special, consequential or similar damages, regardless of the foreseeability of such damages. In determining the amount of any Damages under this Section 5, there shall be (i) deducted an amount equal to the present value of any income or similar Tax benefit (whether federal, state, local or otherwise) that is, or would reasonably expected to be, realized by the Indemnified Person by reason of such Damages during the current and future taxable periods; and (ii) added an amount equal to the amount of Tax, if any, which will be payable by the Indemnified Person (including any Tax payable by the Indemnified Person by reason of any additional payments pursuant to this clause (ii)) with respect to any indemnification payment made pursuant to this Section 5. Present value of the income or similar Tax benefit shall be calculated using the applicable federal mid-term interest rate in effect for the month in which the payment of the Damages is to be made as published by the Internal Revenue Service in the Internal Revenue Bulletin.

     5.2  Limitations and Expiration. Notwithstanding the above:
          --------------------------

          (a)  There shall be no liability for indemnification under this
Section 5 unless and until the aggregate amount of all Damages claimed by the Guthy-Renker Indemnified Persons or the TVN Indemnified Persons, as the case may be, exceeds $250,000, and all liability for such

Indemnified Persons' Damages under this Section 5 shall exclude the first $250,000 of such Indemnified Persons' Damages once such threshold has been exceeded. The foregoing limitations shall not apply to Claims or Damages with respect to Taxes under Section 2.1(h), clause (ii) of 5.1(a) or clauses (ii) and
(iii) of 5.1(b).

          (b) The maximum liability for Damages under this Section 5 payable by Guthy-Renker and GRTV to the TVN Indemnified Persons shall be an aggregate of the lesser of $4.5 million or the amounts paid by TVN or Newco under the Promissory Note, except with respect to Claims relating to Taxes in Section 2.1(h) or any of the Excluded Liabilities, and an aggregate of $4.5 million payable by TVN and Newco to the Guthy-Renker Indemnified Persons, except with respect to Claims relating to clauses (ii) and (iii) of Section 5.1(b). Indemnification under this Section 5 shall be the exclusive remedy of the TVN Indemnified Persons or the Guthy-Renker Indemnified Persons, as the case may be, and shall be in lieu of any statutory, other contractual, equitable or common law remedy any party may have for a breach of a representation, warranty or covenant contained herein, and all such other rights and remedies are hereby irrevocably waived, other than (i) any non-monetary remedy pursuant to Section
6.2 (except for recission or similar remedies), (ii) any cause of action by any party to this Agreement with respect to the fraudulent inducement of this Agreement and (iii) any Claim or cause of action by a Guthy-Renker Indemnified Person relating to TVN's or Newco's failure to pay the Promissory Note pursuant to its terms and conditions (other than any right of offset TVN or Newco may have hereunder) or failure to perform any of their other obligations under the Loan Documents.

          (c) The indemnification obligations under this Section 5 shall terminate on the later of (i) 18 months after the Execution Date, except in the case of indemnification obligations of TVN and Newco with respect to the payment of the Promissory Note (or with respect to any of their obligations under the other Loan Documents) or the issuance of TVN Common Stock upon conversion or payment thereof, which shall survive until such time as the Promissory Note is paid in full, less the amount of any Approved Claim properly offset by TVN or Newco in accordance with Section 5.3 hereof, or such shares of TVN Common Stock have been issued (the "Indemnification Deadline Date"), or (ii) with respect to any and all claims for Damages ("Claims") under this Agreement pending as of the Indemnification Deadline Date ("Pending Claims"), the final resolution of such Pending Claims; provided, however, that the indemnification obligations of TVN and Newco hereunder relating to Claims under clauses (ii) and (iii) of Section 5.1(b) shall survive indefinitely. Notwithstanding anything to the contrary in this Section 5, the Promissory Note may only be used to pay indemnification obligations in accordance with Section 5.3 hereof based on Claims made by the TVN Indemnified Persons on or prior to the date that is 18 months after the Execution Date (the "Release Date"), and all amounts due at such time shall be paid and released to Guthy-Renker and GRTV pursuant to the terms of the Promissory Note. Notwithstanding anything to the contrary in the foregoing, the indemnification obligations in this Section 5 shall terminate upon the expiration of the applicable statute of limitations for (i) Guthy-Renker and GRTV with respect to representations, warranties and covenants with respect to the Taxes set out in Section 2.1(h) and (ii) TVN and Newco with respect to the covenants regarding Taxes set out in Section 3.4.

     5.3  Indemnity Offset Against Promissory Note. TVN and Newco shall have the
          ----------------------------------------
right to offset, on a dollar for dollar basis, any "Approved Claim" (as defined herein) for indemnification under this Section 5 (subject to the limitations set forth in this Section 5) against any amounts payable to GRTV under the Promissory Note; provided that such right of offset shall terminate on the Release Date. Any offset made in accordance with the provisions of this
Section 5.3 shall be made by written notice from TVN to Guthy-Renker included in the TVN Officer's Certificate in accordance with Section 5.4(b) hereof. For purposes hereof, the term "Approved Claim" includes only (i) a Claim with respect to which (and only to the extent) Guthy-Renker fails to timely object pursuant to Section 5.4(c) hereof, and (ii) any other Claim which is finally resolved, pursuant to Sections 5.4(d) and 6.2 hereof, in a manner requiring GRTV and/or Guthy-Renker to pay Damages pursuant to this Section 5.

     5.4  Representative of Guthy-Renker; Claims By the TVN Indemnified Persons.
          ---------------------------------------------------------------------

          (a) Guthy-Renker's Chief Financial Officer (or such other representative designated by Guthy-Renker) shall be appointed by Guthy-Renker as its agent for and on its behalf to give and receive notices and communications, to authorize delivery to any TVN Indemnified Person of the amounts due in satisfaction of Claims, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards or arbitrators with respect to such Claims, and to take all actions necessary or appropriate in the judgement of such Guthy-Renker officer for the accomplishment of the foregoing.

          (b) Subject to Section 5.6 hereof, upon receipt by Guthy-Renker's Chief Financial Officer (or such other representative designated by Guthy-Renker) (with a copy to Guthy-Renker's General Counsel) at any time prior to the Indemnification Termination Date of a certificate signed by an officer of TVN (a "TVN Officer's Certificate") providing notice of any Claim and specifying in reasonable detail the date such Damages were paid, incurred or otherwise arose, the nature of the misrepresentation or breach to which such Damages are related, the dollar amount of such Damages and the delivery instructions, if any, to be followed by Guthy-Renker in paying out such Claim (and, prior to the Release Date, stating whether all or any portion of such Damages will be offset against any amounts payable to GRTV under the Promissory Note pursuant to Section 5.3 hereof), Guthy-Renker shall deliver to the TVN Indemnified Person an amount equal to such Damages (less the amount of any such Damages properly offset in accordance with Section 5.3 hereof by TVN or Newco against amounts payable under the Promissory Note), as promptly as practicable, but no later than 30 days after receipt of the TVN Officer's Certificate provided that no such payment or delivery shall be made if Guthy-Renker delivers written notice to TVN prior to the expiration of such 30 day period that Guthy-Renker disputes in good faith the Claim set forth in the TVN Officer's Certificate, with the basis for such dispute set forth in reasonable detail except as otherwise provided in Section 5.4(c) below. Guthy-Renker and GRTV shall be entitled to conclusively rely on such TVN Officer's Certificate and shall make distributions only in accordance with the terms thereof.

          (c)    Objections to Claims. For a period of 30 days after receipt of
                 --------------------
the TVN Officers' Certificate delivered in accordance with the terms hereof, neither Guthy-Renker nor GRTV shall make delivery of the amounts requested in the Claim. After the expiration of such 30 day period, Guthy-Renker shall without further notice or authorization of any kind, make delivery of the amount of Damages in accordance with Section 5.4(b).

          (d)    Resolution of Conflicts: Arbitration. In case Guthy-Renker
                 ------------------------------------
objects in writing to any Claim made in any TVN Officer's Certificate as described in Section 5.4(b).

                 (i) TVN shall have 30 days to respond in a written statement to the objection of Guthy-Renker. If after such 30 day period there remains a dispute as to any Claims, TVN and Guthy-Renker shall attempt in good faith for 60 days to agree upon the rights of the respective parties with respect to each of such Claims. If Guthy-Renker and TVN should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties.

                 (ii) If no such agreement can be reached after good faith negotiation, either TVN or Guthy-Renker may, by written notice to the other, demand resolution of the matter in accordance with Section 6.2 hereof, unless the amount of the Damage is at issue in pending litigation with a third party (subject to Section 5.6 hereof), in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration.

          (e) Guthy-Renker and GRTV shall have reasonable access to information retained by TVN and Newco after the Execution Date about the GRTV Assets and the GRTV Business and the reasonable assistance of TVN's and Newco's officers and employees for purposes of performing its duties and exercising its rights hereunder, provided that Guthy-Renker shall treat confidentially and not disclose any non-public information from or about TVN or Newco to anyone other than Guthy-Renker, GRTV and their officers, directors, employees, representatives and agents or the arbitrators appointed pursuant to Section 6.2(b), except (i) on a need to know basis to individuals who agree to treat such information confidentially, (ii) as may be required by law or order of any Governmental Entity or (iii) as may be necessary or desirable in connection with any third party claim pursuant to Section 5.6 hereof.

          (f)    Actions of Agent. A decision, act, consent or instruction of
                 ----------------
TVN, taken with respect to this Section 5.4 shall constitute a decision of all the TVN Indemnified Persons and shall be final, binding and conclusive upon each of the TVN Indemnified Persons, and Guthy-Renker and GRTV may rely upon any decision, act, consent or instruction of TVN taken in such manner as being the decision, act, consent or instruction of each and every such TVN Indemnified Person. Guthy-Renker are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of TVN taken in such manner.

     5.5  Representative of TVN and Newco; Claims By the Guthy-Renker
          -----------------------------------------------------------
Indemnified Persons.
-------------------

          (a) TVN's Chief Financial Officer (or other representative designated by TVN) shall be appointed by TVN and Newco as their agent for and on their behalf to give and receive notices and communications, to authorize delivery to any Guthy-Renker Indemnified Person of the amounts due in satisfaction of claims, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards or arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgement of such TVN officer for the accomplishment of the foregoing.

          (b) Subject to Section 5.6 hereof, upon receipt by the Chief Financial Officer (or other representative designated by TVN and Newco) at any time prior to the Indemnification Termination Date of a certificate signed by an officer of Guthy-Renker (a "Guthy-Renker Officer's Certificate") providing notice of any Claim and specifying in reasonable detail the date such Damages were paid, incurred or otherwise arose, the nature of the misrepresentation or breach to which such Damages are related, the dollar amount of such Damages and the delivery instructions to be followed by TVN in paying out such Claim, TVN shall deliver to Guthy-Renker an amount equal to such Damages, as promptly as practicable, but no later than 30 days after receipt of the Guthy-Renker Officer's Certificate, provided that no such payment or delivery shall be made if TVN delivers written notice to Guthy-Renker prior to the expiration of such 30 day period that TVN disputes in good faith the Claim set forth in the Guthy-Renker Officer's Certificate, with the basis for such dispute set forth in reasonable detail.

          (c)    Objections to Claims. For a period of 30 days after receipt of
                 --------------------
the Guthy-Renker Officer's Certificate delivered in accordance with the terms hereof, TVN shall make no delivery of the amounts requested in the Claim. After the expiration of such 30 day period, TVN shall, without further notice or authorization of any kind, make delivery of the amount of Damages in accordance with Section 5.5(b).

          (d)    Resolution of Conflicts; Arbitration. In case TVN objects in
                 ------------------------------------
writing to any Claim made in any Guthy-Renker Officer's Certificate as described in Section 5.5(b).

                 (i) Guthy-Renker shall have 30 days to respond in a written statement to the objection of TVN. If after such 30 day period there remains a dispute as to any Claims, Guthy-Renker and TVN shall attempt in good faith for 60 days to agree upon the rights of the respective parties with respect to each of such Claims. If Guthy-Renker and TVN should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties.

                 (ii) If no such agreement can be reached after good faith negotiation, either TVN or Guthy-Renker may, by written notice to the other, demand resolution of the matter in accordance with Section 6.2 hereof, unless the amount of the Damage is at issue in pending litigation with a third party (subject to Section 5.6 hereof), in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration.

          (e) TVN and Newco shall have reasonable access to information retained by Guthy-Renker and GRTV after the Closing Date about GRTV, the GRTV Assets and the GRTV Business and the reasonable assistance of Guthy-Renker's and GRTV's officers and employees for purposes of performing its duties and exercising its rights as agent for TVN and Newco, provided that TVN or GRTV shall treat confidentially and not disclose any non-public confidential information from or about Guthy-Renker to anyone other than TVN, Newco and their officers, directors, employees, representatives and agents or the arbitrators appointed pursuant to

Section 6.2(b), except (i) on a need to know basis to individuals who agree to treat such information confidentially, (ii) as may be required by law or order of any Governmental Entity, or (iii) as may be necessary or desirable in connection with any third party claim pursuant to Section 5.6 hereof.

          (f) Actions of Agent. A decision, act, consent or instruction of
              ----------------
Guthy-Renker, taken with respect to this Section 5.5 shall constitute a decision of all the Guthy-Renker Indemnified Persons and shall be final, binding and conclusive upon each of the Guthy-Renker Indemnified Persons, and TVN and Newco may rely upon any decision, act, consent or instruction of Guthy-Renker taken in such manner as being the decision, act, consent or instruction of each and every such Guthy-Renker Indemnified Person. TVN and Newco are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of Guthy-Renker taken in such manner.

     5.6  Third Party Claims. If any action, suit, investigation or other legal
          ------------------
proceeding shall be commenced, or any claim or demand shall be asserted, by a third party (each, a "Third Party Claim") against a Guthy-Renker Indemnified Person or TVN Indemnified Person, as the case may be, the Indemnified Person shall give written notice (the "Third Party Claim Notice"), within ten (10) days following receipt of such Third Party Claim, to the parties obligated to provide indemnification hereunder (the "Indemnifying Person"). Such Third Party Claim Notice shall state the nature and the basis of such Third Party Claim, and a reasonable estimate of the amount thereof, and shall include a copy of any written claim, process or legal proceeding. If the failure to give such Third Party Claim Notice materially and adversely affects the Indemnifying Person's ability to assume and successfully defend such Third Party Claim, such notice shall be a condition precedent to any liability of the Indemnifying Person under this Section 5.

          (a) The Indemnifying Person shall have the right to assume (by notice to the Indemnified Person within (15) days after receipt of the Third Party Claim Notice), at its sole cost and expense, entire control of the defense, compromise and settlement of such Third Party Claim, subject to the right of the Indemnified Person to participate (at its own cost and expense and with counsel of its choice) in the defense thereof. If the Indemnifying Person assumes control of the Third Party Claim, the Indemnified Person shall cooperate fully in all respects with the Indemnifying Person in any such defense, compromise or settlement, including, without limitation, by making available to the Indemnifying Person all pertinent information and all books and records under the control of the Indemnified Person. The Indemnifying Person shall keep the Indemnified Person fully informed of the status of such Third Party Claim until its resolution or settlement. The Indemnifying Person shall not compromise or settle any such Third Party Claim without the prior written approval of the Indemnified Person; provided, however, that if such prior written approval is withheld by the Indemnified Person, the liability of the Indemnifying Person with respect to such Claim shall be limited to the amount of the settlement recommended by the Indemnifying Person and not approved by the Indemnified Person in defending such Third Party Claim.

          (b) If the Indemnifying Person elects not to assume the defense of a Third Party Claim within the fifteen (15) day period set forth above, the Indemnified Person shall control the defense, compromise and settlement of such Third Party Claim, and the Indemnifying Person will be entitled to participate (at its sole cost and expense and with counsel of its choice) in such defense.

          (c) In all events, (a) the Indemnified Person shall not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the Indemnifying Person's prior written consent, and (b) neither party shall, without the written consent of the other parties, settle or compromise or consent to the entry of any judgment with respect to any Third Party Claim if the effect thereof is to admit any criminal liability by, or to permit any injunctive relief or other order providing non-monetary relief to be entered against, the other parties.

     5.7  Survival of Representations, Warranties and Covenants. For the
          -----------------------------------------------------
purposes of asserting Claims under this Section 5;

          (a) all representations, warranties and covenants made by Guthy-Renker and GRTV in or pursuant to this Agreement will survive the Closing and will remain in effect until the later of (i) the Indemnification Deadline Date,
(ii) the final resolution of any and all Pending Claims, provided that from and after the Indemnification Deadline Date, such indemnification obligations shall survive only to the extent of such Pending Claims and (iii) with respect to the representations, warranties and covenants with respect to the Taxes set out in
Section 2.1(h), until expiration of the applicable statute of limitations; and

          (b) all representations, warranties and covenants made by TVN and Newco and covenants made by TVN or Newco to be performed after the Closing will survive the Closing and will remain in effect until the later of (i) the Indemnification Deadline Date, (ii) the final resolution of any and all Pending Claims, provided that from and after the Indemnification Deadline Date, such indemnification obligations shall survive only to the extent of such Pending Claims, (iii) with respect to the covenants with respect to Taxes set out in
Section 3.4, until expiration of the applicable statute of limitations and
(iv) with respect to Claims under clauses (ii) and (iii) of Section 5.1(b), indefinitely.


                                  ARTICLE VI
                              GENERAL PROVISIONS

     6.1  Extension; Waiver. At any time, each of Guthy-Renker, GRTV, TVN and
          -----------------
Newco by action taken by its board of directors or duly authorized officer, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties made to it contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of it contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     6.2  Dispute Resolution.
          ------------------

          (a) If any claim, demand, issue or dispute arises between TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, regarding this Agreement or the transactions contemplated hereby (each, a "Dispute"), the persons named in the notice provisions of Section 6.3 for each interested party shall attempt in good faith to resolve the Dispute. If those individuals have not agreed to a resolution within fifteen (15) days from the date on which the Dispute was first presented to them, any party, by written notice to the other parties, may require that the Dispute be submitted for resolution to the Chief Financial Officer of each of Guthy-Renker and TVN. The Chief Financial Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the Dispute within fifteen days after the reference of the matter to them. If the Chief Financial Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Financial Officers fail to resolve the Dispute within such period, either of the Chief Financial Officers may refer the matter, on notice to the other, to the Chief Executive Officers of Guthy-Renker and TVN (the "Chief Executive Officers"). The Chief Executive Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the Dispute within fifteen days after the reference of the matter to them. If the Chief Executive Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Executive Officers fail to resolve the Dispute within such period, the matter may be referred by either party for arbitration as provided in Section 6.2(b).

          (b) Arbitration.
              -----------

               (i) Except as otherwise provided in Section 6.2(a) hereof, in the event of any Dispute, such Dispute shall be submitted to and resolved by final and binding arbitration as provided for by the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Arbitration shall be the sole and exclusive method for resolving any Dispute, and each of TVN or Newco, as the case may be, and Guthy-Renker, GRTV, as the case may be, are giving up any right that each might otherwise have for a judge or jury to decide the Dispute subject to Section 6.2(e) hereof.

               (ii) If a written request for arbitration is not made within the limitations periods applicable to a claim under applicable federal or state law, that Dispute shall be waived. TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will select an arbitrator by mutual agreement. If TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, are unable to agree on a neutral arbitrator, the parties will obtain a list of seven (7) arbitrators from the AAA. TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will alternately strike names from the list, with Guthy-Renker or GRTV, as the case may be, striking first, until only one name remains. The remaining person shall be the arbitrator. Both TVN and Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will have the opportunity to conduct all discovery as provided for in the Federal Rules of Civil Procedure, and the arbitrator shall have the power to decide any discovery disputes between the parties. The arbitrator may also hear and decide motions for summary disposition of any dispute as provided by applicable state law and other motions.

               (iii) The arbitrator shall conduct a hearing in accordance with the commercial arbitration rules of the AAA, except as expressly provided herein or as otherwise agreed by the parties to such Dispute. Within thirty (30) days following the hearing and the submission of the matter to the arbitrator, the arbitrator shall issue a written opinion and award, which shall be signed and dated. The arbitrator's award shall decide all Disputes and issues submitted by Guthy-Renker or GRTV, as the case may be, and TVN or Newco, as the case may be, and the arbitrator may not decide any Dispute or issue not submitted. The arbitrator shall be permitted to award only those remedies in law or equity which are requested by either TVN or Newco, as the case may be, or Guthy-Renker or GRTV, as the case may be, and allowed by law, but in no event may any punitive or exemplary damages be sought or awarded. The cost of the arbitrator and other incidental costs of arbitration, including the cost of a court reporter, shall be shared equally by both Guthy-Renker or GRTV, as the case may be, and TVN or Newco, as the case may be. Each of Guthy-Renker, GRTV, TVN and Newco shall bear their own costs for legal representation in any arbitration proceeding, provided, however, that the arbitrator shall have the authority to require either party to pay the reasonable attorney's fees for the prevailing party's representation during the arbitration (as determined by the arbitrator), and the costs of the arbitrator as part of any remedy that may be ordered.

               (iv) Arbitration hearings hereunder shall commence within 120 days of the selection of the neutral arbitrator, and such hearings shall take place in Los Angeles, California. Arbitration proceedings will be conducted confidentially and all documents, testimony and records shall be received, heard and maintained by the arbitrator in confidence, available for the inspection only by the arbitrator, Guthy-Renker, GRTV, TVN and Newco and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in confidence. The decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof.

           (c) All negotiations and proceedings pursuant to Sections 6.2(a) and
(b) shall be confidential and shall be treated as compromise and settlement negotiations for purposes of the United States Federal Rules of Evidence and any applicable state rules of evidence provided that any party may specifically waive these rights of privileges and confidentiality with respect to any communications it makes pursuant to those sections. No such confidentiality or privilege shall apply to communications made to any independent accounting firm.

           (d) The resolution of any dispute submitted pursuant to Sections 6.2(a) or (b) shall be final and binding upon the parties to this Agreement. No party to this Agreement shall initiate, and each party to this Agreement shall cause its affiliates not to initiate, any legal proceeding, except as provided in Section 6.2(e), and except to enforce the decisions of the arbitrator hereunder.

           (e) Nothing in this Section 6.2 shall preclude (i) any party from seeking prearbitral interim or permanent injunctive relief, specific performance or other equitable remedies in relation to any Disputes (prior to the appointment of an arbitrator as provided herein) where such party reasonably believes that such relief is necessary to prevent irreparable harm that cannot be calculated or fully or adequately compensated by recovery of damages or
(ii) Guthy-Renker and/or

GRTV from exercising any and all available remedies, in law or equity, pursuant to or in connection with the Loan Documents.

     6.3   Notices. All notices and other communications hereunder shall be in
           -------
writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

           (a) if to TVN or Newco, to:

               TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn: Stuart Z. Levin
               Telecopy No.: (818) 526-5001
               Telephone No.: (818) 526-5000

               with copies to:

               Legal Department
               TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn: Arthur Fields
               Telecopy No.: (818) 526-5003
               Telephone No.: (818) 526-5022

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California 94304
               Attn: Robert P. Latta
               Telecopy No.: (650) 845-5000
               Telephone No.: (650) 320-4646

           (b) if to GRTV or Guthy-Renker to:

               Guthy-Renker Corporation
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn: Kevin Knee
               Telecopy No.: (310) 581-3287
               Telephone No.: (310) 581-6250
               with copies to:

               Guthy-Renker Corporation
               Legal Department
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn: Bennet Van de Bunt
               Telecopy No.: (310) 581-3232
               Telephone No.: (310) 581-6250

               Venable Baetjer Howard & Civiletti LLP
               1201 New York Avenue NW
               Suite 1000
               Washington, D.C. 20005-3917
               Attn: Robert J. Bolger, Esq.
               Telecopy No.: (202) 962-8300
               Telephone No.: (202) 962-4800

     6.4   Interpretation. When a reference is made in this Agreement to
           --------------
Sections, Schedules or Exhibits, such reference shall be to a Section, Schedules or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.5   No Transfer. This Agreement and the rights and obligations set forth
           -----------
herein may not be transferred or assigned by operation of law or otherwise without the consent of each party hereto. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6.6   Severability. If any provision of this Agreement, or the application
           ------------
thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     6.7   Other Remedies. Except as otherwise provided herein, any and all
           --------------
remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

     6.8   Further Assurances. Each party agrees to cooperate fully with the
           ------------------
other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     6.9   Absence of Third Party Beneficiary Rights. No provision of this
           -----------------------------------------
Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

     6.10  Mutual Drafting. This Agreement is the joint product of TVN, Newco,
           ---------------
Guthy-Renker and GRTV, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of TVN, Newco, Guthy-Renker, and GRTV and shall not be construed for or against any party hereto.

     6.11  Governing Law. This Agreement shall be governed in all respects,
           -------------
including validity, interpretation and effect, by the laws of the State of California (without giving effect to its choice of law principles).

     6.12  Amendment. This Agreement may not be amended except by an instrument
           ---------
in writing signed on behalf of each of the parties hereto.

     6.13  Scope of Representations and Warranties. Notwithstanding anything
           ---------------------------------------
herein to the contrary, it is the explicit intent of each party hereto that neither Guthy-Renker, GRTV, Newco nor TVN is making any representation or warranty whatsoever, express or implied, beyond those expressly given in this Agreement, including, but not limited to, in the case of Guthy-Renker and GRTV, any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose as to any of the businesses, properties or assets of GRTV, and it is understood that TVN and Newco take such business, properties and assets on an "as is" and "where is" basis. It is understood that any cost estimates, projections or other predictions contained or referred to in the Schedules hereto and any cost estimates, projections or predictions or any other information concerning GRTV contained or referred to in other materials that have been provided to TVN, Newco or any of their affiliates, agents or representatives are not and shall not be deemed to be representations or warranties of Guthy-Renker, GRTV or any of their affiliates.

     6.14  Schedules; Materiality. An item disclosed in a Schedule hereto in
           ----------------------
response to one subsection of this Agreement shall be deemed disclosed in response to any other subsection in which it is required to be disclosed, provided such disclosure for one subsection would be sufficient for the purpose of disclosure for such other subsection. It is understood and agreed that neither the specification of any dollar amount in the representations and warranties contained in this Agreement nor the inclusion of any specific item in the Schedules is intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and neither party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy between the parties as to whether any obligation, item or matter is or is not material for purposes of this Agreement.

     6.15  Entire Agreement. This Agreement, the Disclosure Schedule and
           ----------------
other Schedules listed herein and the Exhibits hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof (including, without limitation, (A) that certain letter of intent dated March 5, 1999 and amended as of April 22, 1999, by and among TVN, Newco, GRTV and Guthy-Renker and (B) that certain Closing Agreement dated as of July 1, 1999 by and among the parties hereto) and are not intended to confer upon any other person any rights or remedies hereunder except as otherwise expressly provided herein.

     6.16  Definitions. As used herein, the definitions set forth below shall
           -----------
apply:

           (a) "AAA" has the meaning set forth in Section 6.2(b).

           (b) "Affiliate" has the meaning set forth in Section 2.1(r).

           (c) "Aggregate Consideration" has the meaning set forth in
Section 1.2

           (d) "Approved Claims" has the meaning set forth in Section 5.3.

           (e) "Audited Financial Statements" has the meaning set forth in
Section 2.1(d).

           (f) "Bill of Sale and Assumption Agreement" has the meaning set forth in Section 1.3.

           (g) "Borrowed Money" has the meaning set forth in Section 2.1(f).

           (h) "Broker's or Finder's Fee" has the meaning set forth in
Section 2.1(u).

           (i) "Chief Executive Officers" has the meaning set forth in
Section 6.2(a).

           (j) "Claims" has the meaning set forth in Section 5.2(c).

           (k) "Closing" has the meaning set forth in Section 1.3.

           (1) "Code" means the Internal Revenue Code of 1986, as amended.

           (m) "Copyright Assignment" has the meaning set forth in Section 1.3.

           (n) "Damages" has the meaning set forth in Section 5.1.

           (0) "Dispute" has the meaning set forth in Section 6.2.

           (p) "Disclosure Schedule" has the meaning set forth in the preamble to Section 2.1.

           (q) "Effective Closing Date" means July 1, 1999.

          (r)  "Employee" has the meaning set forth in Section 2.1(r).

          (s)  "Employee Agreement" has the meaning set forth in Section 2.1(r).

          (t)  "Employee Plan" has the meaning set forth in Section 2.1(r).

          (u)  "Environmental Laws" has the meaning set forth in Section 2.1(p).

          (v)  "Environmental Permits" has the meaning set forth in
Section 2.1(p).

          (w) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (y)  "Excluded Liabilities" has the meaning set forth in Section 1.5.

          (z) "Execution Date" has the meaning set forth in the preamble to this Agreement.

          (aa) "GAAP" means generally accepted accounting principles.

          (bb) "Governmental Entity" has the meaning set forth in
Section 2.1(c)(iii).

          (cc) "GRC Group" means Guthy-Renker and any other entity controlled by, controlling or under common control with Guthy-Renker, including GRTV.

          (dd) "GRC Intercompany Accounts" has the meaning set forth in
Section 1.5.

          (ee) "GRC Lines of Credit" has the meaning set forth in Section 1.5 hereof.

          (ff) "GRTV" means Guthy-Renker Television Network, Inc., a Delaware corporation.

          (gg) "GRTV Assets" has the meaning set forth in the Recitals to this Agreement.

          (hh) "GRTV Business" has the meaning set forth in the Recitals to this Agreement.

          (ii) "GRTV Designations" has the meaning set forth in Section 3.6.

          (jj) "GRTV Financial Statements" has the meaning set forth in
Section 2.1(d).

          (kk) "GRTV Intellectual Property" has the meaning set forth in
Section 2.1(n).

          (ll) "GRTV Liabilities" has the meaning set forth in Section 1.5.

          (mm) "GRTV Permits" has the meaning set forth in Section 2.1(q).

          (nn)  "GRTV Returns" has the meaning set forth in Section 2.1(h).

          (oo) "Guthy-Renker" means Guthy-Renker Corporation, a Delaware corporation.

          (pp)  "Guthy-Renker Indemnified Person" has the meaning set forth in
Section 5.1(b).

          (qq) "Guthy-Renker Officer's Certificate" has the meaning set forth in Section 5.5(b).

          (rr)  "Hazardous Material" has the meaning set forth in
Section 2.1(p).

          (ss)  "Imported Goods" has the meaning set forth in Section 2.1(y).

          (tt)  "Incentive Plans" shall have the meaning set forth in
Section 3.9 hereof.

          (uu)  "Indemnification Deadline Date" has the meaning set forth in
Section 5.2(c) hereof.

          (vv)  "Indemnifying Person" has the meaning set forth in Section 5.6.

          (ww)  "Intellectual Property" has the meaning set forth in
Section 2.1(n).

          (xx)  "Interim Balance Sheet" has the meaning set forth in
Section 2.1(d).

          (yy)  "IRS" means Internal Revenue Service.

          (zz) "Knowledge" means, when used with respect to Guthy-Renker or GRTV, the actual knowledge of Bill Guthy, Greg Renker, Bennett van de Bunt, Kevin Knee or Thomas, and means, when used with respect to TVN, the knowledge of Stuart Z. Levin, James B. Ramo or Arthur F. Fields.

          (aaa) "Liens" shall mean any liens, pledges, charges, claims, options, restrictions on transfer, mortgages, security interests or other encumbrances of any sort.

          (bbb) "Loan Documents" has the meaning set forth in Section 1.1.

          (ccc) "Major Contracts" has the meaning set forth in Section 2.1(i).

          (ddd) "Material Adverse Effect" has the meaning set forth in the preamble to Section 2.1.

          (eee) "Material Litigation" has the meaning set forth in Section
2.1(m).

          (fff) "Newco" means GRTV Network, Inc., a Delaware corporation and wholly-owned subsidiary of TVN.

          (ggg)  "Newco Common Stock" has the meaning set forth in
Section 2.4(b).

          (hhh) "Noncompetition Agreement" means the noncompetition agreement, substantially in the form attached hereto as Exhibit C, to be executed by TVN and Guthy-Renker.

          (iii)  "OEM" means original equipment manufacturer.

          (jjj)  "Pending Claims" has the meaning set forth in Section 5.2(c).

          (kkk)  Post Closing Severance Obligation has the meaning set forth in
Section 3.5.

          (lll) "Promissory Note" means the agreement substantially in the form attached hereto as Exhibit B to be executed by each of TVN and Newco.

          (mmm)  "Registered Intellectual Property" has the meaning set forth in
Section 2.1(n).

          (nnn)  "Release Date" has the meaning set forth in Section 5.2(c).

          (ooo)  "Restricted Securities" has the meaning set forth in
Section 2.3(d).

          (ppp)  "Rights Plan" has the meaning set forth in Section 3.9.

          (qqq)  "Riley" means James Riley.

          (rrr) "Riley Employment Agreement" has the meaning set forth in the Recitals to this Agreement.

          (sss)  "Savings Plan" has the meaning set forth in Section 4.2(d).

          (ttt)  "SEC" means Securities and Exchange Commission.

          (uuu)  "SEC Documents" has the meaning set forth in Section 2.5(c).

          (vvv)  "Securities Act" means the Securities Act of 1933, as amended.

          (www)  "Security Agreement" has the meaning set forth in Section 1.1.

          (xxx)  "Significant Customers" has the meaning set forth in
Section 2.1(v).

          (yyy)  "Subsidiary" has the meaning set forth in Section 2.1.

          (zzz)  "Supplemental Agreements" has the meaning set forth in
Section 1.1.

          (aaaa) "Tax" has the meaning set forth in Section 2.1(h).

          (bbbb) "Taxing Authority" has the meaning set forth in Section 2.1(h) hereof.

          (cccc) "Third-Party Claim Notice" has the meaning set forth in
Section 5.6.

          (dddd) "Third-Party Claims" has the meaning set forth in Section 5.6.

          (eeee) "Third-Party Consents" has the meaning set forth in
Section 2.1(c).

          (ffff) "Thomas" means Gregory A. Thomas.

          (gggg) "Thomas Employment Agreement" has the meaning set forth in the recitals to this Agreement.

          (hhhh) "Thomas Parties" means Gregory A. Thomas and T&T Productions, Inc., collectively.

          (iiii) "Thomas Termination Agreement" has the meaning set forth in the Recitals to this Agreement.

          (jjjj) "Trademark Assignment" has the meaning set forth in
Section 1.3.

          (kkkk) "Transition Services Agreement" has the meaning set forth in
Section 1.1.

          (llll) "T&T" means T&T Productions, Inc., a California corporation controlled by Gregory A. Thomas.

          (mmmm) "TVN" means TVN Entertainment Corporation, a Delaware corporation.

          (nnnn) "TVN Financial Statements" has the meaning set forth in
Section 2.5(c).

          (oooo) "TVN Indemnified Person" has the meaning set forth in
Section 5.1(a).

          (pppp) "TVN Officer's Certificate" has the meaning set forth in
Section 5.4(b).

          (qqqq) "TVN Option" has the meaning set forth in Section 1.7.

          (rrrr) "Wex" means Michael Wex.

     6.17 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

        IN WITNESS WHEREOF, TVN, Newco, GRTV and Guthy-Renker have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TVN ENTERTAINMENT CORPORATION           GUTHY-RENKER CORPORATION

By: /s/ Arthur Fields                   By: /s/ B. Van de Bunt
   --------------------------              --------------------------
Name:   Arthur Fields                   Name:   B. Van de Bunt
     ------------------------                ------------------------

GRTV NETWORK, INC.                      GUTHY-RENKER TELEVISION NETWORK, INC.

By: /s/ Arthur Fields                   By: /s/ B. Van de Bunt
   --------------------------              --------------------------
Name:   Arthur Fields                   Name:
     ------------------------                ------------------------


               [SIGNATURE PAGE FOR ASSET ACQUISITION AGREEMENT]

                           BILL OF SALE, ASSIGNMENT
                           AND ASSUMPTION AGREEMENT


          THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT is executed on July 30, 1999 and shall be effective as of July 1, 1999, by and between Guthy-Renker Television Network, Inc., a Delaware corporation ("Seller"), and GRTV Network, Inc., a Delaware corporation ("Buyer").

          WHEREAS, Seller and Buyer are parties to that certain Asset Acquisition Agreement of even date herewith and effective as of July 1, 1999, by and among Seller, Buyer, and certain other parties (the "Asset Purchase Agreement") pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase, certain assets of Seller and, in connection therewith, Buyer has agreed to assume certain liabilities of Seller;

          NOW THEREFORE, pursuant to the transactions contemplated by the Asset Purchase Agreement, and for the consideration therein set forth, the parties hereto take the following actions and make the following agreements:

          1. Capitalized Terms. Capitalized terms used herein without
             -----------------
definitions shall have the meanings ascribed in the Asset Purchase Agreement.

          2. Sale and Assignment. Seller hereby sells, transfers, conveys and
             -------------------
assigns to Buyer and its successors and assigns, absolutely and irrevocably, all of Seller's right, title and interest in and to the GRTV Assets.

          3. Assumption. Buyer hereby assumes the GRTV Liabilities and agrees to
             ----------
pay, perform and discharge the GRTV Liabilities in accordance with the respective terms thereof.

          4. Incorporation of Terms of Asset Purchase Agreement. This Bill of
             --------------------------------------------------
Sale, Assignment and Assumption Agreement does not, nor shall it be deemed to, supersede, extinguish or merge any of the representations, warranties, indemnities and limitations set forth in the Asset Purchase Agreement, including without limitation, all representations, warranties, indemnities and limitations therein made with respect to the GRTV Assets and/or the GRTV Liabilities, all of which are incorporated herein by reference, and which provisions shall remain in full force and effect as provided therein.

          5. Entire Agreement, Amendment and Waivers. This Bill of Sale,
             ---------------------------------------
Assignment and Assumption Agreement and the Asset Purchase Agreement, together with the exhibits and schedules attached thereto, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations, warranties or other agreements among the parties in connection with the subject matter hereof except as set forth specifically herein or therein or contemplated hereby or thereby. No supplement, modification or waiver of this Bill of Sale, Assignment and Assumption Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Bill of Sale, Assignment and Assumption Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          6. Binding Agreement. This Bill of Sale, Assignment and Assumption
             -----------------
Agreement constitutes the legal, valid and binding obligations of each party enforceable in accordance with its terms and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

          7. Governing Law. This Bill of Sale, Assignment and Assumption
             -------------
Agreement shall be deemed to be made under, and shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflict of laws.

          8. Counterparts. This Bill of Sale, Assignment and Assumption
             ------------
Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have hereunto set their hands on the day first above written.

WITNESS                             GUTHY-RENKER TELEVISION
                                     NETWORK, INC.


                                    By: /s/ B. Van de Bunt
________________________                ---------------------------
                                        Name:  /s/ B. Van de Bunt
                                               --------------------
                                        Title: /s/ GVP
                                               --------------------


                                    GRTV NETWORK, INC.

                                    By: /s/ Arthur Fields
________________________                ---------------------------
                                        Name: /s/ Arthur Fields
                                              ---------------------
                                        Title: /s/ Sr. Exec. V.P.
                                               --------------------

                                 CERTIFICATION
                                 -------------

State of Calif.             )
                            ) ss.
County of Los Angeles       )


     On this 30 day of July, 1999, before me the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared
B. Van de Bunt, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS, my hand and official seal.

[SEAL APPEARS HERE]                          /s/ Hilary K. Rogers
                                             ----------------------
                                             Signature


State of Calif.              )
                             ) ss.
County of Los Angeles        )

     On this 30 day of July, 1999, before me the undersigned, a Notary
Public in and for the County and State aforesaid, personally appeared
Arthur Fields, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS, my hand and official seal.

                                             /s/ Hilary K. Rogers
                                             ----------------------
[SEAL APPEARS HERE]                          Signature

                              SECURITY AGREEMENT
                              ------------------

         THIS SECURITY AGREEMENT ("Agreement"), dated as of July 1, 1999, by and between GRTV Network, Inc., a Delaware corporation ("Debtor"), TVN Entertainment Corporation, a Delaware corporation ("TVN") and sole stockholder of Debtor, and Guthy-Renker Television Network, Inc., a Delaware corporation ("Secured Party").

         WHEREAS, Debtor, Secured Party and TVN are parties to that certain Asset Acquisition Agreement, dated as of July 1, 1999, (the "Purchase Agreement"), pursuant to which Debtor and TVN have become indebted to Secured Party for the principal sum of $13,000,000, all as more particularly set forth in that certain Promissory Note dated as of July 1, 1999, executed by Debtor and TVN to the order of Secured Party (the "Note").

         WHEREAS, as additional security for the prompt and complete payment of all indebtedness evidenced by the Note and for certain other obligations of Debtor and TVN set forth below, Debtor and TVN agree that Debtor shall grant Secured Party a security interest in the property hereinafter described.

         WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, Debtor and TVN hereby agree with Secured Party for its benefit as follows:

         1 . Grant of Security  Interest.  Debtor hereby grants, and TVN shall
             ---------------------------
cause Debtor to grant, to Secured Party a continuing security interest in the following property of Debtor, wherever located, whether the same is now owned or hereafter acquired (the "Collateral"):

                  (a) all inventories and merchandise, including without limitation raw materials, work in process, finished products, goods in transit, materials used or consumed in the manufacture or production thereof, all packing materials, supplies and containers relating to or used in connection with the foregoing, all goods in which Debtor has an interest in mass or an interest or right as a consignee and all goods which are returned to or repossessed by Debtor, whether used or consumed in Debtor's business, held for sale or lease, furnished under service contracts, or otherwise, and all bills of lading, warehouse receipts, documents of title or general intangibles relating to any of the foregoing (collectively, the "Inventory");

                  (b) all goods, equipment, machinery, tools, molds, dies, furniture, fixtures (whether or not attached to real property), furnishings, trade fixtures, motor vehicles, materials and parts and all other tangible personal property (collectively, the "Equipment");

                  (c) all rights to the payment of money or other form of consideration, accounts, notes, accounts receivable, drafts, documents, chattel paper, choses in action, undertakings, surety bonds, insurance policies, acceptances and all other forms of claims, demands, instruments and receivables, together with all guarantees, security agreements, leases and rights and interests securing the same and all right, title and interest of Debtor in the merchandise which gave or shall give rise thereto, including the right of stoppage in transit, repossession and resale (collectively, the "Receivables");

                  (d) all agreements, contracts, credits, letters of credit, security indentures, purchase and sale orders, warranty rights and contract rights of any nature, whether written or oral, and all consents or other authorizations relating thereto, to the extent assignable (collectively, the "Contracts");

                  (e) all licenses, permits, franchises, certificates and other governmental authorizations and approvals of any nature whatsoever, to the extent assignable (collectively, the "Licenses and Permits");

                  (f) all deposit accounts, including without limitation, all demand, time, savings, passbook, custodial, safekeeping, escrow or like accounts maintained by Debtor with Secured Party or any bank, savings and loan association, credit union or like organization, and all money, cash, cash equivalents, investment securities, deposits and prepayments of Debtor in any such deposit account (all of the foregoing being deemed to be in any such account as soon as the same is put in transit to such account by mail or other courier);

                  (g) all trademarks, trade names, trade styles, and service marks (and all prints and labels on which any of the foregoing appear), designs, letters patent of the United States or any other country, other general intangibles, and all registrations, recordings, reissues, extensions, renewals, continuations, continuations-in-part and licenses thereof (including applications for registration and recording);

                  (h) all other proprietary rights and confidential information, technology, processes, trade secrets, computer programs, source codes, software, customer lists, sales literature and catalogues, price lists, subscriber information, formulae, goodwill and all applications and registrations relating to any of the foregoing;

                  (i) all real property, leases, easements, rights-of-way and other interests in real property;

                  (j) all stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments or liquidation payments with respect thereto;

                  (k) all files, correspondence, books and records of Debtor, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral, Debtor or the business thereof, all computer programs, tapes, discs and data processing software containing the same, and all receptacles and containers for such records;

                  (l) all other goods, accounts, general intangibles, documents, instruments, rights, interests and properties of every kind and description, tangible or intangible, real or personal;

                  (m) all rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing; and

                  (n) all cash and non-cash proceeds, replacements, products, additions, accessions and substitutions of any of the foregoing.

         Nothing in this Agreement shall be deemed to constitute an assumption by Secured Party of any liability or obligation of Debtor with respect to any of the Collateral.

          The security interest hereby assigned, granted and conveyed to Secured Party shall be a first priority security interest in the Collateral.

         2. Security for Obligations.  This Agreement secures and the Collateral
            ------------------------
is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of all obligations now or hereafter arising under the Note, this Agreement and any future pledge by TVN of all of the issued and outstanding shares of Debtor as additional security for payment of all indebtedness under the Note (collectively, the "Loan Documents") whether for principal or interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Debtor, would accrue on such obligations) or payments of fees and expenses including, without limitation, attorneys' fees incurred by Secured Party in order to collect amounts due from TVN or Debtor under the Loan Documents following an Event of Default as defined in Section 7 of this Agreement (all such obligations being the "Secured Obligations").

          It is the intention of Debtor and TVN that the continuing grant of security interests provided for herein shall remain as security for the payment and performance of the Secured Obligations, whether now existing or hereinafter incurred. No notice of the continuing grant of such security interests, therefore, shall be required to be stated on the face of any document representing any such Secured Obligation nor shall it otherwise be necessary to identify any such Secured Obligation as being secured hereby. Any such Secured Obligation shall be deemed to have been made pursuant to Section 9204 of the Uniform Commercial Code of the State of California (the "Code").

         3. Representations and Warranties. Debtor and TVN jointly and severally
            ------------------------------
represent and warrant as follows as of the date hereof (unless the context provides otherwise):

         (a)   Status of Debtor. Debtor is a corporation duly organized, validly
               ----------------
     existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct business in the State of California. Debtor has the requisite power and authority to own its assets and to transact the business in which it is presently engaged and in which it proposes to engage and to grant to Secured Party the security interests in the Collateral as herein provided;

         (b)   Binding Agreement. This Agreement has been duly authorized and
               -----------------
     validly executed and delivered and constitutes the legal, valid and binding obligations of Debtor and TVN enforceable against each of Debtor and TVN in accordance with its terms;

         (c)   Title to Collateral. Except for the security interests granted to
               -------------------
     Secured Party hereby, Debtor has good and marketable title to all of the Collateral, free and clear of any lien, pledge, charges, claims, options, restrictions on transfer, mortgage, security interest or other encumbrance of any sort (collectively, "Lien"), except as otherwise permitted in
     Section 5(a) hereof. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral has been executed by Debtor and filed in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement;

         (d)   No Default or Required Consent. Neither the execution and
               ------------------------------
     delivery of this Agreement by Debtor and TVN nor the effectuation by Secured Party of any of its rights and remedies hereunder, whether upon default or otherwise, will result in a breach of or constitute a default under any charter provision or the bylaws of Debtor or any agreement or instrument to which Debtor or TVN is a party or by which any of the Collateral is bound, nor violate any law or any rule or regulation of any administrative agency or any order, writ, injunction or decree of any court or administrative agency, nor does any of the foregoing require the consent of any person, entity or governmental agency or any notice or filing with any governmental or regulatory body;

         (e)   First Priority. Upon the execution and delivery of this Agreement
               --------------
     by Debtor and TVN and the filing of appropriate financing statements with the appropriate governmental agencies or, as applicable, upon Secured Party's taking possession of the Collateral, Secured Party will have a perfected first priority security interest in and to the Collateral for the full amount of all of the Secured Obligations;

         (f)   Credit Information. Any and all credit or other information
               ------------------
     heretofore furnished to Secured Party by Debtor and TVN in connection with the Secured Obligations or Debtor's and TVN's financial condition or the value or condition of the Collateral is true and correct, and all such information hereafter furnished to Secured Party by Debtor and TVN will be true and correct when furnished;

         (g)   No Litigation. There is no legal, administrative or other
               -------------
     proceeding pending or to the best knowledge of Debtor and TVN, threatened against Debtor's title to the Collateral or against Debtor's grant of a security interest therein hereunder, nor does Debtor or TVN know of any basis for the assertion of any such claim;

         (h)   Location of Debtor and Collateral. Schedule 3(h) hereto
               ---------------------------------  -------------
     identifies the principal place of business of Debtor and the location of the Collateral; and

         (i)   Disclosure. Debtor and TVN have disclosed to Secured Party all
               ----------
     facts which are or may be material to this Agreement. No representation or warranty or other information or statements provided by Debtor or TVN, or on their behalf in connection with this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not false or misleading.

     4.  Affirmative Covenants. Debtor and TVN covenant that until such time as
         ---------------------
all of the Secured Obligations are paid or satisfied in full (subject to any rights which Debtor and TVN may have pursuant to Section 5.3 of the Purchase Agreement), they will, in addition to any representations, warranties and covenants contained in any of the other Loan Documents, undertake the following unless Secured Party shall otherwise consent in writing:

         (a)   Conduct of Business and Maintenance of Assets and Licenses.
               ----------------------------------------------------------
     Debtor shall do, and TVN shall cause to be done, all things necessary to preserve in full force and effect Debtor's existence, its corporate powers and authority, its qualifications to carry on business in all applicable jurisdictions, and all rights, interests and assets necessary to the conduct of its business;

         (b)   Delivery of Collateral. With respect to any Collateral as to
               ----------------------
     which Secured Party's security interest may be perfected only by possession of such Collateral, Debtor shall, and TVN shall cause Debtor to, upon demand of Secured Party deliver possession of same in pledge to Secured Party, endorsed or accompanied by such instruments of assignment or transfer which (i) Secured Party may reasonably require to perfect its security interest and (ii) shall be stamped or marked in such manner as Secured Party may reasonably require for such perfection;

         (c)   Defense of Title, Protection of Security and Legal Proceedings.
               --------------------------------------------------------------
     Except as provided in Article V of the Purchase Agreement, Debtor shall, and TVN shall cause Debtor to, at its own expense, defend its title to the Collateral against the adverse claims of all persons, and take any and all actions necessary or desirable to preserve, protect and defend the security interests of Secured Party in the Collateral and the perfection and priority thereof against any and all such adverse claims, including appearing in and defending all actions and proceedings which purport to affect any of the foregoing; provided, however, that Debtor shall not be required hereunder to defend its title to the Collateral against any person or entity who claims any title to or any interest in the Collateral pursuant to or in connection with any agreement or transaction with Secured Party or the GRC Group. Debtor shall, and TVN shall cause Debtor to, promptly reimburse Secured Party for any and all sums, including costs, expenses and actual attorneys' fees, which Secured Party may pay or incur in defending, protecting or enforcing its security interests in the Collateral or the perfection or priority thereof;

         (d)   Financial Information and Reports. Debtor and TVN shall furnish
               ---------------------------------
     to Secured Party:

               (i)   as soon as available and in any event within forty-five
         (45) days after the end of each interim fiscal quarter of each fiscal year of TVN, a consolidated and consolidating balance sheet of TVN and its subsidiaries (including Debtor) as of the end of such interim fiscal period, and a consolidated and consolidating statement of earnings and shareholders' equity of TVN and its subsidiaries (including Debtor) for such fiscal period and for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of TVN;

               (ii) as soon as available and in any event within ninety (90) days after the last day of each fiscal year of TVN, consolidated and consolidating financial statements which have been examined by TVN's regular independent public accountants of recognized standing, covering the operations of TVN and its subsidiaries (including Debtor) as of the end of such year, and a consolidated and consolidating statement of earnings, shareholders' equity and changes in financial position for TVN and its subsidiaries (including Debtor) for the year then ended, each on a comparative basis with corresponding financial statements for the preceding fiscal year, which financial statements shall be accompanied by a report of such independent public accountants stating in substance that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied;

               (iii) promptly upon any officer of TVN or Debtor learning of the same, notice of the occurrence of any material change in the financial status of TVN or Debtor, as the case may be, and notice of the initiation of any litigation against TVN or Debtor which could, if adversely determined, have a material adverse effect on the financial condition or operations of TVN or Debtor, as the case may be;

               (iv) promptly upon any officer of TVN or Debtor learning of the same, notice of the occurrence of any material default by Debtor under any media agreement with any cable, MSO or television programming company affecting more than one million subscribers which has been assigned by Secured Party to Debtor in connection with the Purchase Agreement.

         (e)   Tax Returns. Debtor and TVN shall furnish to Secured Party within
               -----------
     ten (10) days following the date of filing, copies of all federal, state and local income tax and property tax returns of Debtor and TVN.

         (f)   Payment of Taxes. Debtor shall, and TVN shall cause Debtor to,
               ----------------
     pay or cause to be paid all taxes and other levies with respect to the Collateral when the same become due and payable other than any taxes required to be paid by Secured Party or its affiliates pursuant to Section 1.5 of the Purchase Agreement;

          (g)  Use and Maintenance of Collateral. Debtor shall, and TVN shall
               ---------------------------------
     cause Debtor to, (i) comply with all laws, statutes and regulations pertaining to its use and ownership of the Collateral and its conduct of its business; (ii) properly care for and maintain all of the Equipment in good condition, free of misuse, abuse, waste and deterioration, reasonable wear and tear of intended use excepted; (iii) keep accurate and complete books and records pertaining to the Collateral in accordance with generally accepted accounting principles; and (iv) promptly and completely perform all of its obligations under the Contracts, and maintain in full force and effect all of the Licenses and Permits except in each case where the non-compliance or non-performance of any of the covenants set forth in this subsection (f) would not have a Material Adverse Effect on Debtor or the value of the Collateral;

          (h)  Insurance. Debtor shall, and TVN shall cause Debtor to, at its
               ---------
     own expense, keep the Collateral insured against loss by fire, property damage, theft and other extended coverage hazards for the full replacement value thereof and liability coverage in such amounts as Secured Party had maintained in effect with respect to the business transferred to Debtor as of the Effective Closing Date. The terms of all such insurance policies shall be comparable in terms and amount of coverage as those policies in effect on the Effective Closing Date and shall be written by companies reasonably satisfactory to Secured Party. Such policies shall provide that coverage shall not lapse for any reason whatsoever without the insurer giving to Secured Party fifteen (15) days' prior written notice, and copies of the policies of such insurance and certificates of insurance shall be made available to Secured Party and shall be delivered to Secured Party within thirty (30) days following the date of execution of this Agreement;

          (i)  Inspection. Debtor shall, and TVN shall cause Debtor to, give
               ----------
     Secured Party such information as may be reasonably requested concerning the Collateral and shall at all reasonable times and upon reasonable notice permit Secured Party and its agents and representatives to enter upon any premises upon which the Collateral is located for the purpose of inspecting the Collateral. Furthermore, Secured Party and its accountants and other agents shall at all reasonable times on reasonable notice have full access to and the right to audit and/or inspect any and all of Debtor's books and records pertaining to the Collateral, to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Debtor shall be carried out by Secured Party through Debtor's independent auditors unless an Event of Default (as defined in Section 7 below) occurs and is continuing, in which case Secured Party shall then have the right directly to notify such customers; and further provided that Secured Party shall keep confidential all nonpublic information obtained by Secured Party in the course of such reviews unless otherwise required by law;

          (j)  Notification. Debtor shall, and TVN shall cause Debtor to, notify
               ------------
     Secured Party in writing within three (3) business days of the actual knowledge of TVN or Debtor of the occurrence of (i) an Event of Default or of the occurrence of an event which, with notice or lapse of time, or both, would constitute an Event of Default, or (ii) any event which materially and adversely affects the value of the Collateral, the ability of Debtor or Secured Party to dispose of the Collateral or the rights and remedies of Secured Party in relation thereto; and

          (k)  Further Assurances. Debtor and TVN agree that at any time and
               ------------------
     from time to time, at their expense, Debtor and TVN will promptly execute and deliver all further instruments and documents, and take all further action, that Secured Party deems necessary or that Secured Party may reasonably request, in order to perfect and to protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and to enforce its rights and remedies hereunder with respect to any Collateral.

     5.   Negative Covenants. Debtor and TVN covenant that until such time as
          ------------------
all of the Secured Obligations are paid or satisfied in full, they will not, in addition to any representations, warranties and covenants contained in any of the other Loan Documents, undertake the following without the prior written consent of Secured Party:

          (a)  Sale or Hypothecation of Collateral. Debtor shall not, and TVN
               -----------------------------------
     shall not cause Debtor to, directly or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise (i) sell, assign, transfer, exchange, lease, lend, grant any option with respect to or dispose of any of the Collateral (other than inventory items sold or leased in the ordinary course of Debtor's business), or any of Debtor's rights therein, nor (ii) create or permit to exist any Lien on or with respect to any of the Collateral, except for (x) the Lien in favor of Secured Party (y) the GRTV Liabilities and (z) Liens to secure Permitted Debt (defined as indebtedness for financing provided to Debtor from time to time by one or more banks or other financial institutions for working capital or other ordinary business purposes provided that such Lien is junior to the Lien in favor of Secured Party. The inclusion of "proceeds" as a component of the Collateral shall not be deemed a consent by Secured Party to any sale, assignment, transfer, exchange, lease, loan, granting of an option with respect to or disposition of all or any part of the Collateral;

          (b)  Location of Collateral; Changes of Name. Except for inventoried
               ---------------------------------------
     goods sold or leased in the ordinary course of business or vehicles or other property moved in the ordinary course of business, Debtor shall not, and TVN shall not cause Debtor to, cause or allow, without giving to Secured Party at least fifteen (15) days' prior written notice (i) any of the Collateral to be moved; (ii) move its principal place of business or the location of its books or records; or (iii) change its name, its trade or fictitious business name(s) or its form of doing business;

          (c)  Certain Agreements. Debtor shall not, and TVN shall not cause
               ------------------
     Debtor to, cause, suffer or permit to occur any compromise, adjustment, amendment, modification, settlement, waiver, substitution or termination in respect of any Receivable, Contract, License or Permit, other than in the ordinary course of Debtor's business;

          (d)  Reservation of Collateral. Debtor shall not, and TVN shall not
               -------------------------
     cause Debtor to, cause or allow anything to be done which might materially impair, or fail to do anything necessary or advisable in order to prevent the destruction of or substantial diminution of the value of the Collateral and to preserve the security interests of Secured Party therein;

          (e)  Capital Stock; Distributions. Debtor will not, and TVN shall not
               ----------------------------
     cause Debtor to, issue, sell, assign, transfer, convey, or otherwise dispose of, or part with control of, or reclassify any shares of its capital stock, except for shares of its capital stock issued to employees pursuant to a stock option plan or similar plan, provided that all shares of capital stock so issued are pledged to Secured Party pursuant to terms and conditions satisfactory to Secured Party in its sole discretion. Debtor will not, and TVN shall not cause Debtor to, pay or declare any dividend, whether cash, stock or otherwise on any class of its capital stock or make any other distribution on account of any class of its capital stock, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

          (f)  Extraordinary Transactions. Debtor will not, and TVN shall not
               --------------------------
     cause Debtor to, merge, consolidate, or combine with any other person or entity, reorganize, liquidate or dissolve, or sell, lease, transfer or otherwise dispose of all or any substantial part of its assets;

          (g)  Prohibition on Hazardous Materials. Debtor will not, and TVN
               ----------------------------------
     shall not cause Debtor to, place, store, or permit to be placed or stored any hazardous material or substance which requires remediation under any federal, state, or local statute, regulation, ordinance, or order on any property owned, controlled or operated by Debtor or for which Debtor is responsible, other than those such materials or substances which are actually present on said property on the date of this Agreement; and

          (h)  Related Party Transactions. Debtor will not, and TVN shall not
               --------------------------
     cause Debtor to, enter into any transaction with any officer, director or stockholder of Debtor, any family member of any such person, or any entity in which any such person has an interest, or make any advance or loan to any such person or entity except on terms which are not more favorable to any such person or entity than terms which Debtor could obtain in an arms length transaction with an unrelated third party.

     6.   Secured Party May Perform. If Debtor or TVN fail to perform any
          -------------------------
agreement or covenant contained herein, Secured Party may itself perform or cause the performance of such agreement or covenant, and the expenses of Secured Party incurred in connection therewith, plus interest at the maximum rate permitted by law from the date of such advance to the date of reimbursement, shall be deemed "Secured Obligations" for all purposes hereunder and shall be payable by Debtor pursuant to Section 11. However, nothing in this Agreement shall obligate Secured Party to so act.

       7. Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an event of default ("Event of Default") hereunder:

          (a)  Default Under Note Etc.  The default in the prompt and complete
               ----------------------
     payment or performance of the Note; the default in the prompt and complete payment and/or performance of any term, condition or covenant in favor of Secured Party contained in any Loan Document or in any indenture or other instrument delivered pursuant thereto or hereto; the default in the prompt and complete payment and performance of any other Secured Obligation; or the occurrence of any other event of default specified in any of the foregoing; in each such case, where such default is not cured within any applicable grace period which may be granted in any such agreement, indenture or other instrument with respect to such default or, if no specific grace period is granted with respect to such default, where such default is not cured within ten (10) days after written notice thereof from Secured Party or any successor in interest thereto;

          (b)  Dissolution of Debtor Etc.  The cessation of Debtor or TVN as a
               -------------------------
     going concern;

          (c)  Breach of Agreement.  The material breach of any representation,
               -------------------
     warranty, covenant or agreement of Debtor or TVN contained in this Agreement or any other Loan Document or in any document, certificate or instrument delivered pursuant thereto or hereto which breach is not cured within ten (10) days after written notice from Secured Party or any successor of interest thereto;

          (d)  Adverse Judgments.  The entry of a final judgment for the payment
               -----------------
     of money in excess of $1,000,000 rendered by any court of competent jurisdiction against Debtor, and if the same is not discharged or execution thereunder stayed, whether pursuant to appeal or otherwise, within thirty
     (30) days of the entry thereof, or if any final order, ruling or direction of any competent authority is issued with respect to Debtor which materially adversely affects Debtor, or which requires a substantial or material adverse change in the business or affairs of Debtor, or a material disposition of assets of Debtor; or

          (e)  Adverse Change.  Any material adverse change in the financial
               --------------
     condition of Debtor that continues for a period of thirty (30) days or more.

     8.   Remedies upon Default.  If any Event of Default shall have occurred
          ---------------------
hereunder:

          (a)  Acceleration of Indebtedness.  Secured Party may declare any or
               ----------------------------
     all Secured Obligations, or any part thereof, to be immediately due and payable without demand or notice and Secured Party may proceed to collect the same.

          (b)  Notification to Third Parties.  Secured Party may notify any
               -----------------------------
     account debtor obligated on any of the Receivables or any purchaser of Collateral or any other person of Secured Party's interest in the Collateral and instruct any such persons to make payments thereon directly to Secured Party.

     (c)  Compromise of Claims.  Secured Party may grant extensions, compromise
          --------------------
claims and settle Collateral for less than face value, all without prior notice to Debtor and TVN.

     (d)  Use of Trade Names, Etc.  Secured Party may use in connection with any
          -----------------------
assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, technical process or other proprietary right used or utilized by Debtor.

     (e)  Other Rights Against Debtor Hereunder.  Secured Party may exercise in
          -------------------------------------
respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code, and Secured Party may also without notice except as specified below sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Secured Party in its sole and absolute discretion may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Debtor and TVN hereby waive any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and in all events such sale shall be deemed to be commercially reasonable. At any such public or private sale, Secured Party may be the purchaser of the Collateral.

     (f)  Application of Proceeds.  Any cash held by Secured Party as Collateral
          -----------------------
and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the direction of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 11) in whole or in part by Secured Party against all or any part of the Secured Obligations in the following order: first to late penalties under the Note, next to accrued but unpaid interest under the Note, next to the principal amount outstanding under the Note, then to any Secured Obligations due and owing other than those based upon the Note. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus. In a like manner, Debtor shall, and TVN shall cause Debtor to, pay to Secured Party, without demand, whatever amount of the

     Secured Obligations remains unpaid after the Collateral has been sold and the proceeds applied as aforesaid, together with interest thereon from the date of demand at the highest rate specified in the Note, which interest shall also constitute a part of the Secured Obligations.

          (g) Other Rights. Secured Party shall not be obligated to resort to
              ------------
     its rights or remedies with respect to any other security for or guaranty or payment of the Secured Obligations before resorting to its rights and remedies against Debtor hereunder. All rights and remedies of Secured Party shall be cumulative and not in the alternative.

     9.  Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints
         ----------------------------------------
Secured Party as Debtor's attorney-in-fact with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after an Event of Default, in Secured Party's sole and absolute discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Debtor acknowledges that the foregoing grant of power of attorney is coupled with an interest and is irrevocable.

     10.  Liability and Indemnification. Secured Party shall not be liable to
          -----------------------------
Debtor or TVN for any act (including, without limitation, any act of active negligence) of or omission by Secured Party with respect to this Agreement unless Secured Party's conduct constitutes willful misconduct or gross negligence. Debtor and TVN agree to indemnify and to hold Secured Party harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to (a) any action taken (including, without limitation, any act of active negligence) or any omission by Secured Party with respect to this Agreement, provided that Secured Party's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Secured Party's security interest therein.

     11.  Expenses. Debtor will, and TVN shall cause Debtor to, upon demand pay
          --------
to Secured Party the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Secured Party hereunder, and (d) the failure by Debtor or TVN to perform or observe any of the provisions hereof.

     12.  Security Interest Absolute. Except as set forth in Article V of the
          --------------------------
Purchase Agreement, all rights of Secured Party and security interests hereunder, and all Secured Obligations of Debtor and TVN hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Note, any other Loan Document or any other document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any other Loan Document any other document or any other agreement or instrument relating thereto;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor.

     13.  Amendments, Waiver. No amendment or waiver of any provision of this
          ------------------
Agreement nor consent to any departure by Debtor or TVN herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, Debtor and TVN, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14.  Notices. All notices, demands and requests of any kind which any party
          -------
may be required or desires to serve upon any other party hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provision of the Note.

     15.  Continuing Security Interest; Assignment of Obligations. This
          -------------------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon Debtor and TVN, their successors and assigns,
(c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns, (d) constitute, along with the Loan Documents, the entire agreement between Debtor, TVN and Secured Party, and (e) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer any Secured Obligation to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, Secured Party, within thirty (30) days thereafter at the expense of Debtor, shall release the security interests in the Collateral granted herein and execute such termination statements as may be necessary therefor, to the extent that such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.

     16.  Return of Collateral. Subject to any duty imposed by law or otherwise
          --------------------
to the holder of any subordinate lien on the Collateral known to Secured Party, and subject to the direction of a court of competent jurisdiction, upon payment in full of the Secured Obligations Debtor shall be entitled to the return of all Collateral in the possession of Secured Party; provided, however, that Secured Party shall not be obligated to return to Debtor or deliver to the holder of any subordinate lien any such Collateral until it is satisfied that all amounts with respect to the Secured Obligations are no longer subject to being recaptured under applicable bankruptcy or insolvency laws or otherwise. The return of Collateral, however effected, shall be without recourse to Secured Party and Secured Party shall be entitled to receive appropriate documentation to such effect. The return of Collateral shall be effected without representation or warranty and shall not entitle Debtor or TVN to any right to any endorsement.

     17.  Cumulative Rights, No Waiver. The several rights and remedies of
          ----------------------------
Secured Party hereunder or referred to herein shall, to the full extent permitted by law, be construed as cumulative, and no one of them shall be exclusive of the others. No delay or omission of Secured Party in exercising any right or remedy provided in this Agreement or arising from any default of any Secured Obligation shall be construed as an acquiescence therein, a waiver of such default or a waiver of or limitation upon the right of Secured Party to exercise, at any time and from time to time thereafter, any right or remedy under this Agreement. No waiver of any breach of any of the covenants or conditions of this Agreement shall be construed to be a waiver of or acquiescence in any preceding or subsequent breach of the same or any other condition or covenant. If the performance of any Secured Obligation is at any time secured by any other instrument or instruments, the exercise by Secured Party of any right or remedy under any such other instrument shall not be construed as or deemed to be a waiver of any limitation upon the right of Secured Party to exercise, at any time and from time to time thereafter, any right or remedy under this Agreement or under any such other instrument.

     18.  Governing Law; Terms. This Agreement shall be governed by, and
          --------------------
construed in accordance with, the laws of the State of California. Each party hereto irrevocably consents to jurisdiction of any state or federal court sitting in the County of Los Angeles in the State of California over any suit, action, or proceeding arising out of or relating to this Agreement. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying the venue of any such suit, action, or proceeding brought in any such court, and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Unless otherwise defined herein or in the Purchase Agreement, terms defined in the Code are used herein as therein defined.

     19.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20.  Severability. If any one or more of the terms or provisions of this
          ------------
Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement operate or would prospectively operate to invalidate this Agreement, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Agreement and the remaining provisions of this Agreement shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     21.  TRIAL BY JURY. DEBTOR AND TVN HEREBY WAIVE, AND COVENANT
          -------------
THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY LOAN DOCUMENT OR ANY SECURED OBLIGATION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                               DEBTOR:

                               GRTV NETWORK, INC.

                               By:  /s/ Arthur Fields
                                  ------------------------------
                               Name:  Arthur Fields
                               Title: Sr. Exec. V.P.


                               TVN:

                               TVN ENTERTAINMENT CORPORATION

                               By:  /s/ Arthur Fields
                                  ------------------------------
                               Name:  Arthur Fields
                               Title: Sr. Exec. V.P.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                               SECURED PARTY:

                               GUTHY-RENKER TELEVISION NETWORK,
                               INC.

                               By:  /s/ B. Van de Bunt
                                  ------------------------------
                               Name:  B. Van de Bunt
                               Title: EVP

                                 SCHEDULE 3(h)
                                 -------------

                       Location of Debtor and Collateral
                       ---------------------------------

                             ASSIGNMENT AGREEMENT


          THIS ASSIGNMENT AGREEMENT (the "Assignment") is executed as of this 1st day of July, 1999 (the "Effective Date"), by and between GUTHY-RENKER TELEVISION NETWORK, INC., a Delaware Corporation ("Assignor") and GRTV NETWORK, INC., a Delaware corporation ("Assignee").

          WHEREAS, Assignor and Assignee are parties to that certain Asset Acquisition Agreement dated as of July 1, 1999 (the "Purchase Agreement"), pursuant to which Assignor is selling to Assignee, and Assignee is acquiring from Assignor, substantially all of the assets of Assignor;

          WHEREAS, Assignor owns all of the issued and outstanding member interests in Coast-to-Coast Media, LLC, a California limited liability company ("CTC");

          WHEREAS, as of the Effective Date, Assignor desires to assign to Assignee its membership interest in the LLC (the "CTC Interest") pursuant to the terms and conditions set forth in the Purchase Agreement; and

          NOW, THEREFORE, in consideration of the foregoing, the consideration set forth in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.  Recitals. The foregoing recitals are made a part of this
              --------
Agreement.

          2.  Assignment of Interest. Assignor hereby sells, transfers, grants,
              ----------------------
conveys and assigns to Assignee all of Assignor's rights, title and interest in and to the CTC Interest.

          3.  Representations and Warranties of Assignor. Assignor hereby
              ------------------------------------------
represents and warrants to Assignee as follows, as of the date hereof:

              (i) Assignor is not a party to or bound by any written or oral contract or agreement which grants to any person or entity, whatsoever, an option or right of first refusal or other right to acquire the CTC Interest at any time, or upon the happening of any stated event. Assignor has not sold, transferred, granted, conveyed or assigned any other right or interest in or to the CTC Interest.

              (ii) Assignor is the lawful owner of record and the beneficial owner of the CTC Interest, free and clear of all liens, encumbrances, claims and other charges thereon of every kind. Except for the CTC Interest, there are no other issued and outstanding member interests in CTC.

          4.  Further Assurances. From time to time, at the request of any party
              ------------------
hereto, without further consideration, (i) Assignor shall execute and deliver, or cause to be executed and delivered, such further instruments of conveyance and take such other action as reasonably may be required to more effectively sell, transfer, grant, convey and assign the CTC Interest or any portion thereof to Assignee; and (ii) each party shall execute and deliver, or cause to be executed and delivered, such additional or supplemental certificates, instruments and documents, and take such other action as reasonably may be required to more effectively carry out the intention of the parties hereto and facilitate the performance of this Agreement.

          5.  Miscellaneous.
              -------------

              (a) Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

              (b) Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

              (c) Execution in Counterparts. This Agreement may be executed in
                  -------------------------
two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

              (d) Titles and Headings. Titles and headings to sections herein
                  -------------------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

              (e) Gender. In this Agreement, the use of the singular shall
                  ------
include the plural, and the use of the neutral gender shall include the masculine and feminine genders, and vice versa.

              (f) Survival. Subject to the terms and conditions of the Purchase
                  --------
Agreement, the representations and warranties of Assignee made in this Agreement shall survive the execution and delivery hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WITNESS:                       ASSIGNOR:
                               --------

                               GUTHY-RENKER TELEVISION
                                    NETWORK, INC.


                               By: /s/ B. Van de Bunt       (SEAL)
-----------------------           --------------------------
                                  Ben Van de Bunt
                                  Corporate Secretary


                               ASSIGNEE:
                               --------

                               GRTV NETWORK, INC.


                               By: /s/ Arthur Fields        (SEAL)
-----------------------           --------------------------

                           ASSIGNMENT OF COPYRIGHTS

     WHEREAS, Guthy-Renker Television Network, Inc., a Delaware corporation, having a principal place of business at 3340 Ocean Park Boulevard, Santa Monica, California 90405 (hereinafter "Assignor"), and GRTV Network, Inc., a Delaware corporation, having its principal place of business at 2901 West Alameda
Avenue, Burbank, California 91505 (hereinafter "Assignee") are parties to that certain Asset Acquisition Agreement effective as of July 1, 1999 (the "Agreement") between TVN Entertainment Corporation, Assignee, Guthy-Renker Corporation and Assignor pursuant to which Assignor sold, conveyed, transferred, assigned and delivered to Assignee all of Assignor's right, title and interest in and to the GRTV Assets used in the GRTV Business (each, as defined in the Agreement), including the copyrights listed as Item 6 on Schedule 1 of the Agreement (collectively, the "Works").

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, Assignor hereby transfers, conveys and assigns to Assignee all of Assignor's right, title and interest whatsoever, throughout the world, in and under the Works, to have and to hold the same, unto Assignee, its successors and assigns, for the full duration of all such rights, and any renewals and extensions thereof.

     Assignor further transfers, conveys and assigns unto Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Works herein assigned, and Assignee shall bear the costs for recordation of the assignment set forth herein and the further prosecution and maintenance of the Works.

    This Assignment is made pursuant to and is subject to all the terms of the Agreement.

     IN WITNESS WHEREOF, Guthy-Renker Television Network, Inc., has caused this instrument to be signed in it name by its duly authorized officer to be effective as of the ___ day of July, 1999.


                               GUTHY-RENKER TELEVISION NETWORK,
                               INC.



                               By:   /s/ B. Van de Bunt
                                  -------------------------------------
                                  Name:  B. Van de Bunt
                                  Title: EVP


Acknowledged and Accepted:

GRTV NETWORK, INC.


By: /s/ Arthur Fields
   ---------------------------
   Name:   Arthur Fields
   Title:  Sr. Exec. V.P.

                                 CERTIFICATION
                                 -------------


State of  Calif.             )
        ----------------     )ss.
County of Los Angeles        )
         ---------------

        On this 30 day of July, 1999, before me the undersigned, a Notary
Public in and for the County and State aforesaid, personally appeared Ben Van de Bunt, who is personally known to me or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS, my hand and official seal.

[NOTARY PUBLIC SEAL]              /s/ Hilary K. Rogers
                                  ---------------------------
                                  Signature



State of  Calif.             )
        ----------------     )ss.
County of Los Angeles        )
         ---------------

         On this 30 day of July, 1999, before me the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Arthur Fields, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS, my hand and official seal.


[NOTARY PUBLIC SEAL]              /s/ Hilary K. Rogers
                                  ---------------------------
                                  Signature

                MEDIA ACCESS, CONSULTING AND SERVICES AGREEMENT

     This Media Access, Consulting and Services Agreement (the "Agreement") is made as of July 1, 1999 by and among Guthy-Renker Corporation, a Delaware corporation ("GRC"), TVN Entertainment Corporation, a Delaware corporation ("TVN"), and GRTV Network, Inc. ("GRTN").

     WHEREAS, GRC hereby agrees to provide certain rights and services to TVN and GRTN and TVN and GRTN hereby agrees to pay GRC for such rights and services on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.   GRC Services and Deliverables.
     -----------------------------

     (a)   Media and Spot Time.
           -------------------

           (i)  GRTN Right to Broadcast GRC Programming. Subject to the terms of
                ---------------------------------------
                this Agreement, GRC hereby grants to GRTN the right to broadcast, during the Term (as defined below), any available (as determined in accordance with the procedure set forth in Section 1(d) below) direct response infomercial from the Infomercial Library (defined below) on any unsold GRTN media time, with revenue sharing as is more fully set forth in Section 4 below.

           (ii) Media Time. During the Term, GRC agrees to buy infomercial/spot
                ----------
                media from GRTN on a priority basis (i.e., GRC shall buy infomercial/spot media from GRTN, rather than from a third party, where commercially and economically reasonable to do so in GRC's sole discretion (in comparison to other long-form and/or short-form direct-response media opportunities), and at the then prevailing GRTN market rates.

     (b)   Consulting Services. GRC agrees to provide TVN and GRTN during the
           -------------------
Term with the following consulting services: (i) input regarding GRC's experiences regarding product selection, infomercial production and worldwide operations, (ii) similar consulting services as were provided by GRC to Guthy-Renker Television Network, Inc., ("GRTV") immediately prior to the acquisition of GRTV's business by TVN, and (iii) such other consulting services as the parties hereto agree upon from time to time, all of which shall be designed to assist the ongoing business of GRTN with a minimum of disruption; provided, however, that in no event shall GRC be required to (A) devote any more than a reasonable amount of time (as determined by GRC in its reasonable discretion) in connection with the services to be provided by GRC hereunder, or (B) incur any out of pocket costs or expenses in connection with such services, without the prior written consent of GRC.

     (c)   Merchandise Procurement and Order Fulfillment Relationships. During
           -----------------------------------------------------------
the Term, GRC agrees to provide TVN and GRTN with consulting services regarding merchandise procurement and order fulfillment, including, without limitation, the identity of domestic and international vendors to utilize therefor; provided, however, that in no event shall GRC be required to (i) devote any more than a reasonable amount of time (as determined by GRC in its reasonable discretion) in connection with the services to be provided by GRC hereunder, or
(ii) incur any out of pocket costs or expenses in connection with such services, without the prior written consent of GRC.

     (d)   Direct Response Infomercial Library. During the Term, GRC agrees to
           -----------------------------------
continue to provide GRTN access to its full and complete library of all current GRC direct response infomercial broadcast

                                                                     Page 1 of 8
                                                                        Rev. 8.0
quality videotapes relating to the sale of GRC goods and/or services (an "Infomercial" or collectively, the "Infomercial Library") within a reasonable time following execution of this Agreement. GRC further agrees to keep current the Infomercial Library by providing infomercial videotapes relating to new GRC products within a reasonable time following the conclusion of their production. In the event that GRTN wishes to utilize any of the Infomercials, GRTN shall first contact GRC's head of media to determine which Infomercials are currently available for use, and GRC shall, in accordance with the practices previously in effect with GRTV but in no event later than one (1) business day from such request, apprise GRTN as to which of the Infomercials are available for broadcast and the time frame during which GRTN shall be entitled to broadcast such without being required to contact GRC again. Notwithstanding any provision of this subsection 1(d) to the contrary, GRC retains the sole and exclusive right to determine the Infomercial Library and may make additions, deletions and other changes and provide notice of such to GRTN. All Infomercials supplied by GRC shall be of broadcast quality and shall be in such format as GRTN may reasonably designate, all consistent with the processes in effect prior to the sale of GRTV to TVN.

     (e) GRC Products for Distribution by TSI. During the Term, in the event
         ------------------------------------
that TVN's television shopping network (Panda/TVN Shopping, Inc., "TSI") wishes to purchase from GRC any of the products distributed by or through GRC, GRC agrees to use its best efforts to provide such products to TSI subject to the terms of one or more separate distribution agreements between GRC and TSI for one or more of such products, which agreement(s) shall (i) be on terms mutually satisfactory to GRC and TSI, (ii) provide pricing consistent with that offered by GRC to its most favored shopping channel clients and (iii) be subject to all legal and contractual rights, if any, of GRC to sell any such products. TSI shall only be permitted to sell GRC products purchased under this Section 1(e) by means of its hosts on its shopping channel and not through the airing of any GRC Infomercial.

2.  Fees for Services and Deliverables.
    ----------------------------------

     (a) The fees payable by GRTN to GRC for the services which GRC has agreed to provide under Section 1 above (the "GRC Services") shall be FIFTEEN MILLION DOLLARS ($15,000,000), payable as is more fully set forth in Section 2(b), below.

     (b) At the end of each calendar month during the Term (defined below), GRC shall invoice GRTN for the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) payable for the GRC Services (the "Monthly Fee"), and GRTN shall pay said sum to GRC within thirty (30) days following GRTN's receipt of such invoice. There shall be no interest charged, due, or owing on said $250,000 per month payments, unless paid more than fifteen (15) days late, whereupon interest shall accrue at ten percent (10%) per annum on the unpaid amount.

3.   Term. This Agreement shall commence on the date hereof and shall continue
     ----
until July 1, 2004 (the "Term").

4.   Revenue Sharing. For any GRC direct response infomercial aired by GRTN
     ---------------
pursuant to Section 1(a) above in which a GRC product or service is sold via
GRTN:

     (a) GRTN will receive TWENTY FIVE PERCENT (25%) of all Gross Revenues (defined below) from cosmetics, fitness, exercise and/or other equipment or hard goods and related products sold, which shall be paid in accordance with Section 4(b) below, and GRC shall provide GRTN with a report due at the end of each monthly which lists all data required to determine Gross Revenues and GRTN's share thereof for that month. GRTN will receive THIRTY-THREE AND ONE-THIRD PERCENT (33-l/3%) of all Gross Revenues (defined below) from soft goods and related products, ideas and/or services (including, without limitation, video tapes and discs, books and audio tapes and discs) sold, which shall be paid in accordance with Section 4(b) below, and GRC shall provide GRTN with a report due at the end of each monthly which lists all data required to determine Gross Revenues and GRTN's share thereof for that month.


                                                            Page 2 of 8
                                                            Rev. 8.0

     (b) All fees due and owing by GRC to GRTN under Section 4(a) shall be credited against the Monthly Fee payable by GRTN for the following calendar month. In the event that the fees due and owing under Section 4(a) exceed the Monthly Fee (or in the event of the final calendar month under the Term), GRC shall pay such fees directly to GRTN.

     (c) For purposes of this Section 4, the term "Gross Revenue" shall be computed by multiplying the price of each product or service sold via GRTN by the number of sales made for such item, without deduction for returns, refunds, credits, charge backs and bad debt. Gross Revenue shall not include uncompleted sales such as credit card declines or instances where payment is not received by GRC.

     (d)  All sales will be deemed complete when merchandise is shipped.

     (e) GRTN, or its authorized representative, shall be entitled to audit GRC's books and records directly relating to GRC's obligations under this
Section 4, upon reasonable advance written notice to GRC. GRTN may conduct such an audit no more than two (2) times per year. GRC, or its authorized representative, shall be entitled to audit GRTN's books and records directly relating to GRTN's obligations under this Section 4, upon reasonable advance written notice to GRTN. GRC may conduct such an audit no more than two (2) times per year

5.   Returns and Warranties.
     ----------------------

     (a) Except as is provided in Section 5(b) below, for all GRC provided products sold via GRTN, GRC shall process all product returns, including any which the customer finds to be defective in workmanship or material, or which are damaged in shipment from GRC, or which are sent back by the customer within applicable return periods. GRC agrees to handle all warranty claims with regard to any GRC products sold via GRTN. GRC agrees to indemnify and hold GRTN harmless for all damages, liability, loss and expense, including, without limitation, reasonable attorney's fees ("Claims"), actually incurred by GRTN resulting from defects or damage arising from any GRC product sold via GRTN, and for any Claims based upon the content of the Infomercial Library and/or any products provided by, or on behalf of, GRC. In no event shall GRC, TVN or GRTN be liable hereunder for any special, consequential or similar damages, regardless of the foreseeability of such damages.

     (b) In the event that GRTN or TSI takes title to GRC provided products and such products are damaged due to acts or omissions of GRTN or TSI, as applicable, or any agent of GRTN or TSI, as applicable, then with regard to products so damaged, the obligations of Section 5(a) above shall not apply to GRC.

6.   Confidentiality. The terms and pricing set forth herein is confidential
     ---------------
information and shall be held by the parties in strictest confidence and not disclosed to any third party (other than to any entity controlling, controlled by, or under common control with a party hereto) without the other party's prior written consent. The parties confidential obligations of confidentiality hereunder shall not apply to confidential information which (i) is now, or hereafter becomes, through no act or failure to act by the party seeking disclosure (the "Disclosing Party"), generally known or available, (ii) is hereafter furnished by the non-Disclosing Party to others without restriction on disclosure; (iii) is authorized in writing by the non-Disclosing Party for public disclosure; or (iv) is pursuant to a judicial order or government regulation (provided, however, that the Disclosing Party shall first have given notice, where practicable, to the non-Disclosing Party and shall either itself obtain, or allow the Disclosing Party an opportunity to obtain, a protective order preventing or limiting such compelled disclosure, and then any required disclosure shall be the minimum required by applicable law. The burden of proof on any exception under this Section 6 shall be on the Disclosing Party.

7.   Representations. Each party hereto represents and warrants that: it has the
     ---------------
right to enter into this Agreement, it will comply with all of the terms herein, and that the execution and performance of this



                                                            PAGE 3 OF 8
                                                            REV. 8.0

Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice of, any other agreement to which it is bound.

8.   Breach. No breach committed hereunder shall be grounds for termination of
     ------
this Agreement unless written notice thereof has been provided to the breaching party with a thirty (30) day cure period. In the event a default is curable, but is not cured within such thirty (30) day period, the breaching party must as soon as practicable within such thirty (30) day period initiate such cure and thereafter diligently and promptly complete measures to cure such default, in which case the breaching party shall have such additional cure period as the parties may reasonably agree given the nature and magnitude of the default, and the impact of the default on this Agreement.

9.   TVN Guarantee. TVN agrees to guarantee GRTN's full and faithful performance
     -------------
of all of GRTN's obligations hereunder, as set forth in that certain Guaranty of even date herewith, a copy of which is attached hereto as Exhibit "A" (the "Guaranty").

10.  Dispute Resolution.
     ------------------

     (a)  Resolution by CFO's. If any dispute arises between the GRC and TVN or
          -------------------
GRTN, as the case may be, regarding this Agreement or the transactions contemplated hereby, the persons named in the notice provisions of Section 10 for each interested party shall attempt in good faith to resolve the dispute. If those individuals have not agreed to a resolution within fifteen (15) days from the date on which the dispute was first presented to them, any party, by written notice to the other parties, may require that the dispute be submitted for resolution to the Chief Financial Officer of each of TVN and GRC. The Chief Financial Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the dispute within fifteen days after the reference of the matter to them. If the Chief Financial Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Financial Officers fail to resolve the dispute within such period, either of the Chief Financial Officers may refer the matter, on notice to the other, to the Chief Executive Officers of TVN and GRC (the "Chief Executive Officers"). The Chief Executive Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the dispute within fifteen days after the reference of the matter to them. If the Chief Executive Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Executive Officers fail to resolve the dispute within such period, the matter may be referred by either party for arbitration as provided in Section 10(b).

     (b)  Arbitration.
          -----------

          (i) Except as otherwise provided in Section 10(a) hereof, in the event of any claim, demand, issue or dispute between TVN or GRTN, as the case may be, and GRC, or any of GRC's shareholders, directors, officers, managers, supervisors, and/or employees (except for claims for workers' compensation, unemployment insurance, or any matter within the jurisdiction of the state labor commissioner) (each a "dispute" hereinbelow) the dispute shall be submitted to and resolved by final and binding arbitration as provided for by the California Arbitration Act, California Code of Civil Procedure, Section 1280, et. seq. Except
                                                                 -------
               as provided in this paragraph, arbitration shall be the sole and exclusive method for resolving any Agreement-related dispute, and each of TVN or GRTN, as the case may be, and GRC are giving up any right that each might otherwise have for a judge or jury to decide the dispute; provided, however, that either TVN or GRTN, as the case maybe, or GRC may request equitable relief, including but not limited to injunctive relief, from a court of competent jurisdiction.


                                                                     PAGE 4 OF 8
                                                                        REV. 8.0

          (ii) If a written request for arbitration is not made within the limitations periods applicable to a claim under applicable federal or state law, that dispute shall be waived. TVN or GRTN, as the case may be, and GRC will select an arbitrator by mutual agreement. If TVN or GRTN, as the case may be, and GRC are unable to agree on a neutral arbitrator, GRC will obtain a list of seven (7) arbitrators from the Alternative Dispute Resolution Service. TVN or GRTN, as the case may be, and GRC will alternately strike names from the list, with TVN or GRTN, as the case may be, striking the first name, until only one name remains. The remaining person shall be the arbitrator. Both TVN or GRTN, as the case may be, and GRC will have the opportunity to conduct all discovery as provided for the California Code of Civil Procedure, and the arbitrator shall have the power to decide any discovery disputes between the parties. The arbitrator may also hear and decide motions for summary disposition of any dispute as provided by applicable state law.

          (iii) The arbitrator shall conduct a hearing in a manner to be mutually agreed upon by TVN or GRTN, as the case may be, and GRC, or by the arbitrator if TVN or GRTN, as the case may be, and GRC cannot agree, provided, however, that both TVN or GRTN, as the case may be, and GRC shall have the opportunity to call witnesses under oath, and to examine and cross-examine all witnesses who appear at the hearing. Within thirty (30) days following the hearing and the submission of the matter to the arbitrator, the arbitrator shall issue a written opinion and award which shall be signed and dated. The arbitrator's award shall decide all dispute and issues submitted by TVN or GRTN, as the case may be, and GRC, and the arbitrator may not decide any dispute or issue not submitted. The arbitrator shall be permitted to award only those remedies in law or equity which are requested by either TVN or GRTN, as the case may be, or GRC and allowed by law, but in no event may any punitive or exemplary damages be sought or awarded. The cost of the arbitrator and other incidental costs of arbitration, including the cost of a court reporter, shall be shared equally by both TVN or GRTN, as the case may be, and GRC. Each of TVN, GRTN and GRC shall bear their own costs for legal representation in any arbitration proceeding, provided, however, that the arbitrator shall have the authority to require either party to pay the reasonable attorney's fees for the prevailing party's representation during the arbitration (as determined by the arbitrator) and the cost of the arbitrator, as part of any remedy that may be ordered.

          (iv) Hearings in the proceeding shall commence within 120 days of the selection of the neutral arbitrator. Arbitration shall take place in a location selected by the party who is not the party requesting arbitration. Arbitration proceedings will be conducted confidentially and all documents, testimony and records shall be received, heard and maintained by the arbitrator in confidence under seal, available for the inspection only by the arbitrator, TVN, GRTN and GRC and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in confidence. The decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or those authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

     (c) All negotiations and proceedings pursuant to Sections 10(a) and (b) shall be confidential and shall be treated as compromise and settlement negotiations for purposes of the United States Federal Rules of Evidence and any applicable state rules of evidence provided that any party may specifically waive these rights of privileges and confidentiality with respect to any communications it makes pursuant to those sections. No such confidentiality or privilege shall apply to communications made to an independent accounting firm.

     (d)  The resolution of any dispute submitted pursuant to Sections 10(a) or
(b) shall be final and binding upon the parties to this Agreement. No party to this Agreement shall initiate, and each party to this Agreement shall cause its affiliates not to initiate, any legal proceeding, except as provided in Section 10(e).

     (e) Nothing in this Section 10 shall preclude any party from seeking interim or permanent injunctive relief, specific performance or other equitable remedies in relation to any disputes where party reasonably believes that such relief is necessary to prevent irreparable harm that cannot be calculated or fully or adequately compensated by recovery of damages.

11.  Notices. All notices and other communications hereunder shall be in
     --------
writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

          (a)  if to TVN or GRTN, to:

               TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn:  Stuart Z. Levin
               Telecopy No.: (818) 526-5001
               Telephone No.: (818) 526-5000

               with copies to:

               Legal Department
               TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn:  Arthur Fields
               Telecopy No.: (818) 526-5003
               Telephone No.: (818) 526-5022

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California 94304
               Attn:  Robert P. Latta
               Telecopy No.: (650) 845-5000
               Telephone No.: (650) 320-4646



                                                                     PAGE 6 OF 8
                                                                        REV. 8.0

          (b) if to Guthy-Renker to:

                 Guthy-Renker Corporation
                 3340 Ocean Park Blvd. #3055
                 Santa Monica, California 90405
                 Attn: Kevin Knee
                 Telecopy No.: (310) 581-3287
                 Telephone No.: (310) 581-6250

                 with copies to:

                 Guthy-Renker Corporation
                 Legal Department
                 3340 Ocean Park Blvd. #3055
                 Santa Monica, California 90405
                 Attn: Bennett Van De Bunt
                 Telecopy No.: (310) 581-3232
                 Telephone No.: (310) 581-6250

                 Venable Baetjer Howard & Civiletti LLP
                 1201 New York Avenue NW
                 Suite 1000
                 Washington, D.C. 20005-3917
                 Attn: Robert J. Bolger, Esq.
                 Telecopy No.: (202) 962-8300
                 Telephone No.: (202) 962-4800

12.  General Provisions.
     ------------------

     (a) This Agreement shall inure to the benefit of each party's successors in interest, its affiliates and permitted assigns, and each and every other corporation or firm which is under its common control. No term or provision of this Agreement may be amended, waived, released, discharged or modified in any respect except in writing, signed by the parties hereto.

     (b) Neither party may delegate any of its rights or obligations under this Agreement or assign any of its rights hereunder without the prior written consent of the other party, which consent may be withheld in such other party's sole discretion.

     (c) No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No breach of any provision hereof can be waived unless in writing.

     (d) This Agreement is made and entered into, and shall be construed in accordance with, the internal laws of the State of California (without giving effect to its choice of law principles).

     (e) This Agreement and the Guaranty sets forth the entire understanding between the parties hereto with respect to the subject matter hereof, and there are no terms, conditions, representations, warranties or covenants other than those expressly contained herein. This Agreement and the Guaranty supersede any previous agreements or understandings between the parties with respect to the subject matter hereof, whether written or oral, all of which are merged herein.


                                                                     PAGE 7 OF 8
                                                                        REV. 8.0

     (f) Neither party shall be liable for any delay or failure which is directly attributable to fire, flood, earthquake, or public disaster; strike, labor dispute or unrest; embargo, riot, war, insurrection or civil unrest; any act of God, any act of legally constituted authority; or any other cause beyond the that party's control.

     (g) In no event will either party be liable for any indirect, incidental, consequential, special or punitive damages (including, without limitation, damages for loss of business, profits or revenues, loss of goodwill, business interruption, or failure to realize expected savings) arising out this Agreement, even if said party has been advised of the possibility of such damages.

     (h) The headings herein are for convenience only, and do not modify or limit the terms of this Agreement, nor shall they be given any effect in the construction or interpretation thereof.

     (i) Each party acknowledges that the language contained in this Agreement is the product of an arms length negotiation conducted by that party's duly appointed legal counsel. As a result, neither party (i) shall be deemed to have drafted this Agreement or (ii) shall be entitled to construe this Agreement, either in whole or in part, against the other party on the theory that contract provisions are construed against the party that drafted it.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and will become effective and binding upon the parties at such time as all of the signatories hereto have signed each counterpart of the Agreement. Copies of this Agreement may be transmitted via telefax for signature and each mutually executed fax copy may be used for all purposes as an original by either party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.


GRTV NETWORK, INC.                       GUTHY-RENKER CORPORATION


By: /s/ Arthur Fields                    By: /s/ B. Van de Bunt
   ----------------------------             -------------------------------
Name: Arthur Fields                      Name: Ben Van de Bunt
     --------------------------               -----------------------------
Title: Sr. Exec. V.P.                    Title: EVP and Corporate Secretary
      -------------------------                ----------------------------
Date: 7/30/99                            Date: 7/30/99
     --------------------------               -----------------------------


TVN ENTERTAINMENT CORPORATION

By: /s/ Arthur Fields
   ----------------------------
Name: Arthur Fields
     --------------------------
Title: Sr. Exec. V.P.
      -------------------------
Date: 7/30/99
     --------------------------

                                                                     PAGE 8 OF 8
                                                                        REV. 8.0

                         TRANSITION SERVICES AGREEMENT


     This TRANSITION SERVICES AGREEMENT (the "Agreement") is made and entered into as of July 1, 1999 (the "Effective Date") by and between Guthy-Renker Corporation, a Delaware corporation ("GRC") and GRTV Network, Inc. ("GRTN").

     WHEREAS, GRTN is a wholly owned subsidiary of TVN Entertainment Corporation ("TVN");

     WHEREAS, GRC and TVN have entered into a transaction for GRTN to acquire from GRC substantially all of the assets of Guthy-Renker Television Network, Inc., a wholly owned subsidiary of GRC ("GRTV");

     WHEREAS, GRC, GRTN and TVN wish to facilitate the continued operations of GRTV's business by GRTN with a minimum of disruption to such business;

     WHEREAS, GRC will provide to GRTN the use of that portion of GRC's leased office space currently occupied by GRTV on the terms and conditions set forth herein; and

     WHEREAS, GRC will provide to GRTN certain accounting, information, administrative and other services on the terms described below, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the covenants contained herein, and for other good and valuable consideration the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     1.   Office Space.
          ------------

          (a) Premises. GRC presently occupies the premises located at 3340
              --------
Ocean Park Boulevard, Santa Monica, California 90405 (the "Premises"), of which approximately five thousand five hundred (5,500) square feet is currently occupied by GRTV (the "Office Space"). Additionally, GRTV is currently utilizing thirty-three (33) parking spaces (the "Parking Spaces").

          (b) Term. GRC agrees that GRTN may use the Office Space and Parking
              ----
Spaces for a period commencing on the Effective Date and ending on the Termination Date (as defined below) (the "Term").

          (c) Rent. During each month of the Term, GRTN shall pay GRC such
              ----
amounts as GRC is then paying to its landlord for the Premises, currently the sum of two dollars and thirteen cents ($2.13) per square foot, for GRTN's use of the Office Space and the sum of sixty six dollars ($66) for each of the Parking Spaces (the "Monthly Rental"). To the extent that the actual out-of-pocket costs incurred by GRC to provide the use of the Office Space increases or decreases during the Term (e.g., the landlord increases the rent for the Premises or the landlord properly assesses operating expenses which GRC then actually pays),


                                                                    Page 1 of 11
                                                                       Rev. 12.0
as evidenced by reasonably detailed documentation presented to GRTN, the Monthly Rental may be adjusted upward or downward to reflect such actual cost to GRC; provided, however, that in no event shall the Monthly Rental increase or decrease during the Term by more than fifteen percent (15%) of the Monthly Rental specified in this Section 1.3.

          (d) Signs. Except as may be stated below, GRTN shall not affix to any
              -----
part of the Premises any sign, advertisement, or notice without the prior written consent of the landlord, if required, and GRC. GRC will make good faith efforts to secure any such required consent from the landlord. Notwithstanding the foregoing, GRTN shall be permitted to place a sign with its name in the reception area, on the directory board, if any, within the Premises, and in the vicinity of the Office Space in order to allow for reasonable identification of the Office Space as occupied by GRTN. In addition, GRTN shall be permitted to affix a name plate on or near the door of each office included within the Office Space with the name of GRTN and/or the person(s) occupying such office.

     2.  Office Furniture and Equipment. During the Term, GRTN may continue to
         ------------------------------
utilize the existing office furniture and equipment currently located in the Office Space at no added cost to GRTN.

     3.  Other Services. During the Term, GRC shall provide GRTN with such of
         --------------
the services listed on Exhibit "A" attached hereto (i.e., repairs, maintenance, copying, printing, telephone and utilities) as GRTN may reasonably request and as was provided to GRTV immediately prior to the acquisition of its business by TVN, at the prices set forth on Exhibit "A"; provided, however, that if GRTN requests that GRC provide Accounting, Information, and/or Administrative services listed on Exhibit "A", then GRTN will pay for all services listed on Exhibit "A" under each such requested category. To the extent that the actual out-of-pocket costs incurred by GRC to provide such services increases or decreases during the Term, as evidenced by reasonably detailed documentation presented to GRTN, the prices therefor may be adjusted upward or downward to reflect such actual cost to GRC; provided, however, that in no event shall such prices increase or decrease during the Term by more than fifteen percent (15%) of the prices in effect on the Effective Date.

     4.  Office Supplies and Postage. During the Term, GRC shall provide GRTN
         ---------------------------
with such office supplies and postage as GRTN may reasonably request, and as was provided to GRTV immediately prior to the acquisition of its business by TVN, at the prices set forth on Exhibit "A". To the extent that the actual out-of-pocket costs incurred by GRC to provide such supplies and/or postage increases or decreases during the Term, as evidenced by reasonably detailed documentation presented to GRTN, the prices therefor may be adjusted upward or downward to reflect such actual cost to GRC; provided, however, that in no event shall such prices increase or decrease during the Term by more than fifteen percent (15%) of the prices in effect on the Effective Date.

     5.  Accounting, Information and Administrative Services. During the Term,
         ---------------------------------------------------
GRC shall provide GRTN with such accounting, information and administrative services as GRTN may reasonably request, and as was provided to GRTV immediately prior to the acquisition of



                                                                    Page 2 of 11
                                                                       Rev. 12.0
its business by TVN, at the prices set forth on Exhibit "A". To the extent that the actual out-of-pocket costs incurred by GRC to provide such services increases or decreases during the Term, as evidenced by reasonably detailed documentation presented to GRTN, the prices therefor may be adjusted upward or downward to reflect such actual cost to GRC; provided, however, that in no event shall such prices increase or decrease during the Term by more than fifteen percent (15%) of the prices in effect on the Effective Date.

     6.  Employee Differential Payments.
         ------------------------------

          (a)  For James Riley.
               ---------------

               (i)  Salary Differential. GRTN shall pay to GRC a fee in the
                    -------------------
total sum of seventy two thousand dollars ($72,000), which represents the salary differential to be paid by GRC to James Riley ("Riley") pursuant to a separate Termination and Release Agreement dated July 30, 1999 between Riley and GRTV (the "Riley Differential Fee"). GRTN shall pay to GRC the amount of the Riley Differential Fee in eighteen (18) equal monthly installments of four thousand dollars ($4,000) each, with the first installment due on September 1, 1999. If Riley's employment with GRTN is terminated by reason of Riley's resignation or by GRTN for cause prior to Riley receiving an aggregate amount from GRC equal to the full Riley Differential Fee from GRC, no further monthly installments shall be payable from GRTV to GRC, except for any installments which were due, but unpaid, prior to such termination. All payments payable by GRTV to GRC under this Section 6(a) shall be paid in accordance with the payment procedures of
Section 7(b) below.

               (ii) Bonus Differential. In the event that Riley is entitled to
                    ------------------
receive a Performance Bonus (as such term is defined in the Employment Agreement between Riley and GRTN of even date herewith) from GRTN: (i) GRTN shall notify GRC in writing of the amount and date such Performance Bonus is payable to Riley, (ii) GRC shall inform GRTN by written notice of the bonus differential amount which GRC is obligated to pay to Riley pursuant to his Termination and Release Agreement with GRC, and (iii) GRTN shall pay to GRC as a fee an amount equal to such bonus differential amount to be paid by GRC to Riley within three
(3) business days prior to the due date for each such bonus differential as provided in Riley's Termination and Release Agreement. The parties mutually agree that the maximum bonus differential amount to be paid by GRC to Riley (and GRTN to GRC) for the period ending June 30, 2000 shall be one hundred two thousand eight hundred twelve dollars ($102,812), and the parties mutually agree that the maximum bonus differential amount to be paid by GRC to Riley (and GRTN to GRC) for the period ending March 31, 2001 shall be one hundred two thousand four hundred thirty eight dollars ($102,438).

          (b) For Greg Thomas. GRTN shall pay to GRC a fee in the total sum of
              ---------------
one hundred eighty seven thousand five hundred dollars ($187,500), which represents the salary differential to be paid by GRC to Greg Thomas ("Thomas") pursuant to a separate Termination and Release Agreement dated July 30, 1999 between Thomas and GRTV (the "Thomas Differential Fee"). GRTN shall pay to GRC the amount of the Thomas Differential Fee in forty-two (42) equal monthly installments, with the first installment due on September



                                                                    Page 3 of 11
                                                                       REV. 12.0

1, 1999. In the event that Thomas does not receive the full Thomas Differential Fee from GRC, the monthly installments payable from GRTV to GRC shall be adjusted pro-rata to reflect the actual amount of salary differential paid by GRC to Thomas, which shall be paid by GRTV to GRC in accordance with the payment procedures of Section 7(b) below.

     7.   Payment.
          -------

          (a) GRTN shall pay GRC a fee for GRC's accounting, information, and administrative and management services during the "Transition Period" commencing as of July 1, 1999 and expiring on July 31, 1999 (the "Management Fee"). The Management Fee shall be in an amount equal to (1) the aggregate amount of pre-tax net income recognized by GRTN during the Transition Period and (2) the amount of capital expenditures and prepaid expenses (currently anticipated not to exceed the sum of $100,000), employee payroll and cost of employee benefits paid by GRTV during the Transition Period, actually incurred by GRC (on behalf of GRTV) and/or GRTV and supported by reasonably particularized invoices, all as mutually determined by TVN and GRC. No later than forty-five (45) days following the expiration of the Transition Period, GRC shall deliver to GRTN a detailed income statement for the Transition Period (the "Transition Period Income Statement") in a form substantially similar to the form of monthly income statement regularly prepared by GRC, on behalf of GRTV, prior to the sale of GRTV's assets to GRTN. The Transition Period Income Statement shall calculate the amount of pre-tax net income of the GRTV Business during the Transition Period and be accompanied by reasonably sufficient workpapers and other backup documents and data with respect to such calculation of pre-tax net income, reflecting the gross sales, revenues, costs and expenses of the GRTN business during such Transition Period. No later than five (5) business days following delivery of the Transition Period Income Statement GRTN shall pay GRC by wire transfer an amount equal to the amount of such pre-tax net income set forth on the Transition Period Income Statement as the Management Fee pursuant to this Subsection 7(a), provided that if GRTN disagrees with the amount or the calculation of the pre-tax income reflected on the Transition Period Income Statement, GRTN shall provide written notice to GRC no later than the expiration of such 5 day period, which notice shall set forth in reasonable detail the basis for its disagreement. If GRTN provides such notice to GRC, then GRC and GRTN agree to resolve any dispute pursuant to the provisions of Section 11 below, except that if GRC and GRTN are unable to resolve such dispute by mutual agreement pursuant to the provisions of Section 11, then, in lieu of arbitration, the parties will select a mutually acceptable independent accounting firm in accordance with the procedure set forth in Section 11 (with respect to the selection of an arbitrator) to resolve such dispute and the determination of such independent accounting firm shall be final and binding on the parties. GRTN shall pay GRC (i) that part of the Management Fee relating to the pre-tax net income of GRTN within five (5) business days following final determination of the amount of such pre-tax net income by the parties or by the independent accounting firm pursuant to the provisions of this Section 7(a) and
Section 11 and (ii) that part of the Management Fee relating to the capital expenditures, prepaid expenses, employee payroll and benefits costs paid by GTRV within five (5) business days following the determination of such amount by GRTN and GRC.



                                                                    Page 4 of 11
                                                                       Rev. 12.0

          (b) During the Term, GRC will submit to GRTN monthly invoices for the Monthly Rent, the pro-rated portion of the Riley Differential Fee, the pro-rated portion of the Thomas Differential Fee, and for the services which GRC has provided to GRTN since the prior invoice, payable net thirty (30) days. Such monthly invoices shall not include any services which GRTN did not actually receive, nor shall it include any amounts which GRTN has otherwise directly paid to GRC pursuant to this Agreement (such as rent and parking). Payments shall be sent to GRC's address as provided in Section 14 hereof or at such other place as shall be designated in writing by GRC. If this Agreement shall commence or terminate on a day other than the first day of a month, any and all Monthly Rent payments for any such partial month shall be prorated on a per diem basis. Payments which are more than fifteen (15) days late, whereupon interest shall accrue at ten percent (10%) per annum.

     8.   Termination/Expiration.
          ----------------------

          (a) Expiration. The obligations of the parties with respect to
              ----------
Sections 1 through 5, inclusive, shall terminate one (1) year from the date hereof, unless sooner terminated in accordance with Section 8(b).

          (b) Termination. Except as is set forth in Section 8(e) below, either
              -----------
party shall have the right to terminate this Agreement (or any of Sections 1 through 5, inclusive) by providing sixty (60) days prior written notice to the other party; provided, however, that in all events, Section 10 hereof shall survive any such termination. In the event that one party terminates only part of this Agreement, such party shall include a description of those services which it is terminating. In the event that GRC elects to partially terminate this Agreement, GRTN shall have the right, but not the obligation, to terminate the remainder of the Agreement effective as of the partial termination date upon written notice provided to GRC no later than such partial termination date. Notwithstanding the above, GRC may not tender notice of its intent to terminate this Agreement, in whole or in part, within the initial six (6) months of the Term.

          (c) Termination Date. As used herein, the term "Termination Date"
              ----------------
shall mean the date upon which GRC's obligation to render services under Sections 1 through 5, inclusive, have expired in accordance with Section 8(a) or have been terminated in accordance with Section 8(b).

          (d) Subordination. This Agreement is expressly subject and subordinate
              -------------
to each and every provision contained in the Office Lease, by and between Guthy-Renker Corporation and Spieker Properties, L.P., a California limited partnership by Spieker Properties, Inc., a Maryland corporation, its General Partner, as successor-in-interest to Barclay-Curci Investment Company, a California general partnership, as Landlord, dated June 26, 1997, including but not limited to Article 28.

          (e) Continuation of Differential Fee. Notwithstanding anything to the
              --------------------------------
contrary contained herein, (i) the obligations of the parties with respect to
Section 6(a) shall continue until such time as GRTN has fully paid to GRC the amounts owed to GRC as


                                                                    Page 5 of 11
                                                                       Rev. 12.0
provided in Section 6(a) and (ii) the obligations of the parties with respect to
Section 6(b) shall continue until such time as GRTN has fully paid to GRC the amount owed to GRC as provided in Section 6(b).

     9.  Insurance. Each of GRC and GRTN agree to cause the naming of the other
         ---------
as a loss payee and additional insured under their respective comprehensive general or commercial liability insurance policies within a reasonable time following the mutual execution of this Agreement.

     10. Indemnity. GRTN agrees to indemnify and hold GRC, its officers,
         ---------
directors, employees, shareholders, successors, assigns and affiliates (collectively, the "GRC Indemnitees") harmless for all damages, liability, loss and expense, including, without limitation, reasonable attorney's fees, incurred by the GRC Indemnitees resulting from GRTN's or TVN's (or any of their respective affiliates, employees, agents and representatives) use of the Office Space.

     11. Dispute Resolution.
         ------------------

         (a) Resolution by CFOs. If any dispute arises between GRTN and GRC
             ------------------
regarding this Agreement or the transactions contemplated hereby, the parties shall attempt in good faith to resolve the dispute. If the parties have not agreed to a resolution within fifteen (15) days from the date on which the dispute was first presented, either party, by written notice to the other party, may require that the dispute be submitted for resolution to the Chief Financial Officer of each of GRC and GRTN. The Chief Financial Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the dispute within fifteen days after the reference of the matter to them. If the Chief Financial Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Financial Officers fail to resolve the dispute within such period, either of the Chief Financial Officers may refer the matter, on notice to the other, to the Chief Executive Officers of GRC and GRTN (the "Chief Executive Officers"). The Chief Executive Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the dispute within fifteen days after the reference of the matter to them. If the Chief Executive Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Executive Officers fail to resolve the dispute within such period, the matter may be referred by either party for arbitration as provided in Section 11(b).

         (b) Arbitration.
             -----------

             (i) Except as otherwise provided in Section 11(a) hereof, in the event of any claim, demand, issue or dispute between GRC and GRTN, or any of GRTN's shareholders, directors, officers, managers, supervisors, and/or employees (except for claims for workers' compensation, unemployment insurance, or any matter within the jurisdiction of the state labor commissioner) (each a "dispute" hereinbelow) the dispute shall be submitted to and



                                                                    Page 6 of 11
                                                                       Rev. 12.0
                    resolved by final and binding arbitration as provided for by the California Arbitration Act, California Code of Civil Procedure, Section 1280, et. seq. Except as provided in this paragraph, arbitration shall be the sole and exclusive method for resolving any Agreement-related dispute, and each of GRC and GRTN are giving up any right that each might otherwise have for a judge or jury to decide the dispute; provided, however, that GRC or GRTN may request equitable relief, including but not limited to injunctive relief, from a court of competent jurisdiction.

             (ii) If a written request for arbitration is not made within the limitations periods applicable to a claim under applicable federal or state law, that dispute shall be waived. GRC and GRTN will select an arbitrator by mutual agreement. If GRC and GRTN are unable to agree on a neutral arbitrator, GRTN will obtain a list of seven (7) arbitrators from the Alternative Dispute Resolution Service. GRC and GRTN will alternately strike names from the list, with GRC striking the first name, until only one name remains. The remaining person shall be the arbitrator. Both GRC and GRTN will have the opportunity to conduct all discovery as provided for the California Code of Civil Procedure, and the arbitrator shall have the power to decide any discovery disputes between the parties. The arbitrator may also hear and decide motions for summary disposition of any dispute as provided by applicable state law.

             (iii) The arbitrator shall conduct a hearing in a manner to be mutually agreed upon by GRC and GRTN, or by the arbitrator if GRC and GRTN cannot agree, provided, however, that both GRC and GRTN shall have the opportunity to call witnesses under oath, and to examine and cross-examine all witnesses who appear at the hearing. Within thirty (30) days following the hearing and the submission of the matter to the arbitrator, the arbitrator shall issue a written opinion and award which shall be signed and dated. The arbitrator's award shall decide all dispute and issues submitted by GRC and GRTN, and the arbitrator may not decide any dispute or issue not submitted. The arbitrator shall be permitted to award only those remedies in law or equity which are requested by either GRC or GRTN and allowed by law, but in no event may any punitive or exemplary damages be sought or awarded. The cost of the arbitrator and other incidental costs of arbitration, including the cost of a court reporter, shall be shared equally by both GRC


                                                                    Page 7 of 11
                                                                       Rev. 12.0
                    and GRTN. Each of GRC and GRTN shall bear their own costs for legal representation in any arbitration proceeding, provided, however, that the arbitrator shall have the authority to require either party to pay the reasonable attorneys fees for the prevailing party's representation during the arbitration (as determined by the arbitrator), and the costs of the arbitrator as part of any remedy that may be ordered.

               (iv) Hearings in the proceeding shall commence within 120 days of the selection of the neutral arbitrator. Arbitration shall take place in a location selected by the party who is not the party requesting arbitration. Arbitration proceedings will be conducted confidentially and all documents, testimony and records shall be received, heard and maintained by the arbitrator in confidence under seal, available for the inspection only by the arbitrator, GRC and GRTN and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in confidence. The decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or those authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

          (c) All negotiations and proceedings pursuant to Sections 11(a) and
(b) shall be confidential and shall be treated as compromise and settlement negotiations for purposes of the United States Federal Rules of Evidence and any applicable state rules of evidence provided that any party may specifically waive these rights of privileges and confidentiality with respect to any communications it makes pursuant to those sections. No such confidentiality or privilege shall apply to communications made to an independent accounting firm.

          (d) The resolution of any dispute submitted pursuant to Sections 11(a) or (b) shall be final and binding upon the parties to this Agreement. No party to this Agreement shall initiate, and each party to this Agreement shall cause its affiliates not to initiate, any legal proceeding, except as provided in
Section 11(e).

          (e) Nothing in this Section 11 shall preclude any party from seeking interim or permanent injunctive relief, specific performance or other equitable remedies in relation to any disputes where party reasonably believes that such relief is necessary to prevent irreparable harm that cannot be calculated or fully or adequately compensated by recovery of damages.


                                                                    Page 8 of 11
                                                                       Rev. 12.0

     12.  Breach. No breach committed hereunder shall be grounds for termination
          ------
of this Agreement unless written notice thereof has been provided to the breaching party with a reasonable opportunity to cure.

     13.  Assignment. GRTN shall not have the right to assign any of its rights
          ----------
under this Agreement without the prior written consent of GRC, which consent may be withheld in GRC's sole discretion.

     14.  Notices. All notices and other communications hereunder shall be in
          -------
writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

          (a)  if to GRTN, to:

               c/o TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn:  Stuart Z. Levin
               Telecopy No.: (818) 526-5001
               Telephone No.: (818) 526-5000

               with copies to:

               Legal Department
               TVN Entertainment Corporation
               2901 West Alameda Avenue
               Burbank, California 91505
               Attn:  Arthur Fields
               Telecopy No.: (818) 526-5003
               Telephone No.: (818) 526-5022

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California 94304
               Attn:  Robert P. Latta
               Telecopy No.: (650) 845-5000
               Telephone No.: (650) 320-4646



                                                                    Page 9 of 11
                                                                       Rev. 12.0

     (b) if to Guthy-Renker to:

               Guthy-Renker Corporation
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn:  Kevin Knee
               Telecopy No.: (310) 581-3287
               Telephone No.: (310) 581-6250

               with copies to:

               Guthy-Renker Corporation
               Legal Department
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn:  Bennett Van de Bunt
               Telecopy No.: (310) 581-3232
               Telephone No.: (310) 581-6250

               Venable Baetjer Howard & Civiletti LLP
               1201 New York Avenue NW
               Suite 1000
               Washington, D.C. 20005-3917
               Attn:  Robert J. Bolger, Esq.
               Telecopy No.: (202) 962-8300
               Telephone No.: (202) 962-4800

     15.  Entire Agreement. This Agreement contains the entire agreement and
          ----------------
understanding of the parties hereto with respect to the subject matter contained herein, and supercedes any and all prior agreements or understanding whether written or oral. No modification or amendment to this Agreement shall be effective unless such modification or amendment is in writing and signed by the party to be bound thereby.

     16.  Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties hereto, and their respective successors.

     17.  Headings. The headings herein are for convenience only, and do not
          --------
modify or limit the terms of this Agreement, nor shall they be given any effect in the construction or interpretation thereof.

     18.  Construction. Each party acknowledges that the language contained in
          ------------
this Agreement is the product of an arms length negotiation conducted by each party's duly appointed legal counsel. As a result, neither party (i) shall be deemed to have drafted this Agreement nor (ii) shall be entitled to construe this Agreement, either in whole or in part,



                                                                   Page 10 of ll
                                                                       Rev. 12.0
against the other party on the theory that contract provisions are construed against the party that drafted them.

     19.  Relationship Between the Parties. This Agreement does not create a
          --------------------------------
partnership or a joint venture between the parties and neither party shall be deemed an agent or partner of the other or have the power or right to bind the other party in any manner whatsoever unless previously confirmed in writing by the other party.

     20.  Governing Law. This Agreement shall be construed, interpreted,
          -------------
governed, and enforced in accordance with the laws of the State of California without regard to principles of conflict of laws.

     21.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and will become effective and binding upon the parties at such time as all of the signatories hereto have signed each counterpart of the Agreement. Copies of this Agreement may be transmitted via telefax for signature and each mutually executed fax copy may be used for all purposes as an original by either party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

GUTHY-RENKER CORPORATION                     GRTV NETWORK, INC.



By: /s/ B. Van de Bunt                       By: /s/ Arthur Fields
    ------------------------------               ------------------------------

Name: B. Van de Bunt                         Name: Arthur Fields
     -----------------------------                -----------------------------

Title: EVP                                   Title: Sr. Executive V.P.
      ----------------------------                 ----------------------------

Date: 7-30-99                                Date: 7/30/99
      ----------------------------                 ----------------------------

                         Transition Services Agreement
                                  Exhibit "A"


GRTV
SUMMARY OF ANNUAL OVERHEAD COSTS
FOR THE YEAR ENDING 12/31/99


                                                                                               ALLOCATED           TOTAL
                                                                                              -----------         -------
WAGES
-----                                                           Employee
(INCLUDING 20% BENEFITS)                                       Equivalent       120%
                                                            -------------------------
    ACCOUNTING
       CONTROLLER                                      5%            0.05       5,400            $6,500
       ACCOUNTING MANAGER                             20%            0.20      15,000            18,000
       DIVISION ACCOUNTANT                           100%            1.00      48,200            55,400
       GENERAL ACCOUNTANT                             15%            0.15       7,128             8,600
       ACCTS PAYABLE                                  50%            0.50      15,101            18,100
       A/P SUPERVISOR                                  5%            0.05       2,046             2,500
       PAYROLL                                        20%            0.20       7,920             9,500
                                                                ---------                     ---------
          TOTAL ACCOUNTING                                           2.15                       118,600
                                                                ---------                     ---------
    INFORMATION SERVICES
       SYSTEMS PROGRAMMER - GENERAL                   50%            0.50      33,000            39,600
       SYSTEMS MAINTENANCE - PD                       20%            0.20       9,372            11,200
       SYSTEMS SUPPORT - SM                           43%            0.43      21,589            25,900
                                                                ---------                     ---------
          TOTAL INFO SYSTEMS                                         1.13                        78,700
                                                                ---------                     ---------
    ADMINISTRATIVE
       RECEPTIONIST                                   43%            0.43      15,855            19,000
       FACILITIES ADMIN & MAINTENANCE                 43%            0.43      48,155            57,800
                                                                ---------                     ---------
          TOTAL ADMINISTRATIVE                                       0.86                        76,800
                                                                ---------                     ---------
       TOTAL ALLOCATED WAGES                                         4.14                       272,100          272,100
                                                                ---------                     ---------
       TOTAL WAGES &  BENEFITS

OTHER COSTS
-----------
    DEPRECIATION (COMPUTERS & FACILITIES)            3.0%                                        61,000
    EQUIPMENT LEASE                                 28.0%  of SM Cost                            16,600
    REPAIRS & MAINTENANCE                           28.0%  of SM Cost                            50,900
    SUPPLIES & PRINTING                             20.0%                                        65,200
    POSTAGE                                         20.0%                                        35,800
    TELEPHONE & UTILITIES                           20.0%                                        69,800
    SATELLITE RENTAL CHG - SANTA MONICA                                                           1,200
                                                                                              ---------
       TOTAL OTHER COSTS                                                                        300,600          300,600
                                                                                              ---------        ---------
TOTAL OVERHEAD COSTS                                                                           $572,700         $572,700
                                                                                              ---------        ---------
TOTAL PER MONTH                                                                                                  $47,725
                                                                                                               ---------


TOTAL EMPLOYEES                         SM          PO        Other        Total
                                        --          --        -----        -----
    GRTV/CTC                            33          0             0          33
    OTHER GRC                           44         88             3         135
                                   ---------------------------------------------

       TOTAL                            77         88             3         168
                                   ---------------------------------------------
    PCT OF GRTV TO TOTAL                43%         0%            0%         20%
                                   ---------------------------------------------

RENTABLE SQUARE FEET
    TOTAL SANTA MONICA SQUARE FEET                                       21,971
    GRTV SQUARE FEET                                                      6,102

    PCT OF GRTV TO TOTAL                                                    28%
                                                                     ----------

                                   GUARANTY


     THIS GUARANTY (the "Guaranty") is made by TVN ENTERTAINMENT CORPORATION, a Delaware corporation (the "Guarantor"), to and for the benefit of GUTHY-RENKER CORPORATION, a Delaware corporation (the "Beneficiary"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

     1.  Purpose. GRTV Network, Inc., a Delaware corporation (the "Company"),
         -------
and Beneficiary have entered into that certain Media Access, Consulting and Services Agreement of even date herewith (the "Media Access Agreement") and that certain Transition Services Agreement of even date herewith (the "Transition Services Agreement"), and such Media Access Agreement and such Transition Services Agreement are of direct interest and benefit to Guarantor. To induce, and as a condition of, the execution and delivery of the Media Access Agreement and the Transition Services Agreement by Beneficiary, Guarantor has agreed to guarantee the full and prompt payment when due of all obligations of the Company to Beneficiary arising out of the Media Access Agreement and out of the Transition Services Agreement (collectively, the "Obligations").

     2.  Guaranty. Guarantor hereby unconditionally and irrevocably guarantees
         --------
the full and punctual payment of the Obligations when and as due in accordance with the terms and conditions of the Media Access Agreement and the Transition Services Agreement. If the Company fails to pay any of the Obligations when due, Guarantor shall pay or satisfy on demand in full all of the Obligations then due. Such guaranty is absolute, continuing, unconditional and not subject to any recoupment, set off, reduction or defense, without regard to the liability of any other person, and shall not be affected in any manner by reason of any action or omission by Beneficiary. Beneficiary shall be under no obligation to pursue any of Beneficiary's rights against the Company before pursuing Beneficiary's rights against Guarantor hereunder.

     3.  Rights of Beneficiary to Deal with Guarantor. Beneficiary may, without
         --------------------------------------------
compromising, impairing, diminishing, or in any way releasing Guarantor from Guarantor's obligations hereunder, following notice to Guarantor, at any time or from time to time: (a) waive or excuse a default or defaults by the Company of any of the Obligations, or delay in exercising any or all of Beneficiary's rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the Company of any of the Obligations; (c) release the Company of any of the Obligations; or (d) modify, change, renew, extend, or amend the Media Access Agreement or the Transition Services Agreement in any respect.

     4.  Waivers by Guarantor. Guarantor hereby waives (a) any and all notices
         --------------------
whatsoever with respect to the enforceability of this Guaranty or with respect to the Obligations, including, but not limited to, the notice and enforceability of (i) Beneficiary's acceptance hereof or Beneficiary's intention to act, or Beneficiary's action, in reliance herein, and (ii) any default by the Company with respect to any of the Obligations; and (b) any right of subrogation against the Company until the Obligations have been paid in full.

     5.  Duration. This Guaranty shall be a continuing one and shall be binding
         --------
upon Guarantor, until the entire amount of the Obligations due to Beneficiary has been paid or satisfied in full.

     6.  Remedies Cumulative. All rights and remedies hereunder are irrevocable
         -------------------
and cumulative, and shall be in addition to all rights and remedies set forth in any other instrument or document or available under any law or at equity, whether now existing or hereafter enacted.

     7.  Governing Law. This Guaranty is to be governed by, and construed and
         -------------
enforced in accordance with, the laws of the State of California, without regard to principles of conflict of laws.

     8.  Binding Agreement. This Guaranty is binding upon and enforceable
         -----------------
against Obligor, its successors and assigns, and shall inure to the benefit of, and may be enforced by, Beneficiary and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of this 1st day of July, 1999.

                              TVN ENTERTAINMENT CORPORATION

                              By:  /s/ Arthur Fields
                                  ----------------------------
                              Name:  Arthur Fields
                                     -------------------------
                              Title: Sr. Exec. V.P.
                                     -------------------------

                                                                       ONLY PAGE
                                                                        Rev. 8.0

                           NON-COMPETITION AGREEMENT


     THIS NON-COMPETITION AGREEMENT (the "Agreement") is executed on July 30, 1999 (the "Execution Date"), by and among TVN Entertainment Corporation, a Delaware corporation ("TVN"), GRTV Network, Inc., a Delaware corporation ("Newco"), Guthy-Renker Corporation, a Delaware corporation ("Guthy-Renker") and Guthy-Renker Television Network, Inc., a Delaware corporation ("GRTV").

                                   Background
                                   ----------

     A. TVN, Newco, Guthy-Renker and GRTV are parties to that certain Asset Acquisition Agreement of even date herewith (the "Purchase Agreement"), providing for the acquisition (the "Acquisition") by Newco of substantially all of the GRTV Assets including the goodwill associated with the GRTV Business. Unless otherwise provided in this Agreement, the definitions used herein shall have the meanings given to them in the Purchase Agreement.

     B. Guthy-Renker and GRTV are receiving the Aggregate Consideration in consideration for the sale of the GRTV Assets.

     C. As a condition to the Acquisition, the Purchase Agreement contemplates, among other things, that Guthy-Renker and GRTV will enter into this Agreement as of the Execution Date.

     NOW THEREFORE, in consideration of the Aggregate Consideration and mutual promises made herein, TVN, Newco, Guthy-Renker and GRTV (collectively referred to as the "Parties") hereby agree as follows:

     1.   Covenant Not to Compete or Solicit.
          ----------------------------------

          (a) Non-Competition. During the period commencing on the Execution
              ---------------
Date and ending on the date 42 months from the Execution Date (the "Noncompete Period"), Guthy-Renker and GRTV will not, directly or indirectly, as a member, partner or stockholder or in any other capacity of or for any person, firm, partnership, company or corporation (other than TVN and Newco or any of their respective affiliates), without the prior written consent of Newco or TVN:

              (i) own, manage, operate, control or participate in the ownership, management, operation or control of, any business engaged (in the geographic area referred to in Section 1(d) below) in the same or substantially similar business as the GRTV Business, engaged in by GRTV as of the Execution Date; or

              (ii) solicit, encourage, hire or take any other action which is intended to induce any then current employee of TVN, Newco or any subsidiary of TVN, including Newco, to terminate his or her employment with TVN or any subsidiary of TVN to become an employee or consultant of Guthy-Renker or GRTV, its subsidiaries or any other affiliate of Guthy-Renker or knowingly interfere in any manner with the contractual or employment relationship between TVN, Newco or any subsidiary of TVN and any employee of Newco or TVN.

     For purposes of this Agreement, the term "GRTV Business" shall mean the business of acquiring media time in quantities from cable service operators and television broadcasters and reselling media time in packages to direct response infomercial and product sales fulfillment companies.

          (b)  Limitations.
               -----------

               (i) Notwithstanding anything herein to the contrary, the Noncompete Period shall terminate immediately upon (A) any Default by TVN or Newco as defined in and pursuant to that certain Promissory Note dated as of July 1, 1999 in the aggregate principal amount of $13,000,000 payable by TVN and Newco to GRTV, or (B) the material failure of either TVN or Newco to perform their obligations pursuant to that certain Media Access, Consulting and Services Agreement of even date herewith, by and among TVN, Newco and Guthy-Renker, and/or the Guaranty to such agreement executed by TVN, which failure is not cured within 30 days following written notice from Guthy-Renker or GRTV to TVN and Newco.

               (ii) The parties hereto acknowledge and agree that nothing in this Agreement is intended to prohibit, restrict or otherwise limit the ability of Guthy-Renker and its affiliates (collectively, the "GRC Group") to continue the GRC Group's existing business activities other than the GRTV Business including to (A) continue to sell, market, promote and distribute the GRC Group's products and infomercials and (B) acquire media time for use by the GRC Group in connection with the transmission and broadcasting of the GRC Group's infomercial and other direct response content and to sell or otherwise transfer any media time which was originally intended to be used by the GRC Group in the event such acquired media time cannot reasonably be utilized by the GRC Group in connection with its infomercial and direct response business, all of which is reasonably consistent with the GRC Group's media acquisition and sales prior to the Execution Date (except that upon the occurrence of unusual events such as wars or other "Acts of God," the GRC Group may sell such media time in greater quantities than it has in the past).

          (c)  Severability. The covenants contained in the preceding paragraphs
               ------------
shall be construed as a series of separate covenants, one for each county, city and state of any geographic area where any business is presently carried on by GRTV or TVN with respect to the GRTV Business. Except for geographic coverage, each such separate covenant shall be identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this
Section 1 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

          (d)  Worldwide Effect. Guthy-Renker, GRTV, TVN and Newco acknowledge
               ----------------
that Guthy-Renker's and GRTV's covenants not to compete or solicit contained in this Section 1 are given in conjunction with the Acquisition. Guthy-Renker, GRTV, TVN and Newco also acknowledge that the business of TVN and GRTV are worldwide and, therefore, any actions taken by Guthy-Renker or GRTV in violation of this Agreement anywhere would harm TVN's and Newco's business.

          (e) Injunctive Relief. Guthy-Renker and GRTV acknowledge that breach
              -----------------
of this Section 1 would cause irreparable injury to TVN and Newco and agree that in the event of such breach, TVN and Newco shall have available, in addition to any other right or remedy available (including ascertainable damages), the right to seek injunctive relief without the necessity of proving actual damages.

     2.   Dispute Resolution and Arbitration.
          ----------------------------------

          (a) Resolution by Officers. If any claim, demand, issue or dispute
              ----------------------
arises between TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, regarding this Agreement or the transactions contemplated hereby (each, a "Dispute"), the persons named in the notice provisions of
Section 3(c) for each interested party shall attempt in good faith to resolve the Dispute. If those individuals have not agreed to a resolution within fifteen
(15) days from the date on which the Dispute was first presented to them, any party, by written notice to the other parties, may require that the Dispute be submitted for resolution to the Chief Financial Officer of each of Guthy-Renker and TVN. The Chief Financial Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the Dispute within fifteen days after the reference of the matter to them. If the Chief Financial Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Financial Officers fail to resolve the Dispute within such period, either of the Chief Financial Officers may refer the matter, on notice to the other, to the Chief Executive Officers of Guthy-Renker and TVN (the "Chief Executive Officers"). The Chief Executive Officers shall meet, in person or by other means satisfactory to them, to attempt to resolve the Dispute within fifteen days after the reference of the matter to them. If the Chief Executive Officers reach a decision within such fifteen day period their decision shall be final and binding on the parties hereto. If the Chief Executive Officers fail to resolve the Dispute within such period, the matter may be referred by either party for arbitration as provided in Section 2(b).

          (b)  Arbitration.
               -----------

               (i) Except as otherwise provided in Section 2(a) hereof, in the event of any Dispute, such Dispute shall be submitted to and resolved by final and binding arbitration as provided for by the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Except as provided in Section 2(a), arbitration shall be the sole and exclusive method for resolving any Dispute, and each of TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, are giving up any right that each might otherwise have for a judge or jury to decide the Dispute subject to Section 2(e) hereof. If a written request for arbitration is not made within the limitations periods applicable to a claim under applicable federal or state law, that Dispute shall be waived.

               (ii) TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will select an arbitrator by mutual agreement. If TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, are unable to agree on a neutral arbitrator, the parties will obtain a list of seven (7) arbitrators from the AAA. TVN or Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will alternately strike names from the list, with Guthy-Renker, as the case may be, striking first, until only one name remains. The remaining person shall be the arbitrator. Both TVN and Newco, as the case may be, and Guthy-Renker or GRTV, as the case may be, will have the opportunity to conduct all discovery as provided for in the Federal Rules of Civil Procedure, and the arbitrator shall have the power to decide any discovery disputes between the parties. The arbitrator may also hear and decide motions for summary disposition of any dispute as provided by applicable state law and other motions.

          (iii) The arbitrator shall conduct a hearing in accordance with the commercial arbitration rules of the AAA, except as expressly provided herein or as otherwise agreed by the parties to such Dispute. Within thirty (30) days following the hearing and the submission of the matter to the arbitrator, the arbitrator shall issue a written opinion and award which shall be signed and dated. The arbitrator's award shall decide all Disputes and issues submitted by Guthy-Renker or GRTV, as the case may be, and TVN or Newco, as the case may be, and the arbitrator may not decide any Dispute or issue not submitted. The arbitrator shall be permitted to award only those remedies in law or equity which are requested by either TVN or Newco, as the case may be, or Guthy-Renker and GRTV, as the case may be, and allowed by law, but in no event may any punitive or exemplary damages be sought or awarded. The cost of the arbitrator and other incidental costs of arbitration, including the cost of a court reporter, shall be shared equally by both Guthy-Renker or GRTV, as the case may be, and TVN or Newco, as the case may be. Each of Guthy-Renker, GRTV, TVN and Newco shall bear their own costs for legal representation in any arbitration proceeding, provided, however, that the arbitrator shall have the authority to require either party to pay the reasonable attorney's fees for the prevailing party's representation during the arbitration (as determined by the arbitrator) and the costs of the arbitrator, as part of any remedy that may be ordered.

          (iv) Arbitration hearings hereunder shall commence within 120 days of the selection of the neutral arbitrator, and such hearings shall take place in Los Angeles, California. Arbitration proceedings will be conducted confidentially and all documents, testimony and records shall be received, heard and maintained by the arbitrator in confidence, available for the inspection only by the arbitrator, Guthy-Renker, GRTV, TVN and Newco and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in confidence. The decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof.

     (c) All negotiations and proceedings pursuant to Sections 2(a) and (b) shall be confidential and shall be treated as compromise and settlement negotiations for purposes of the United States Federal Rules of Evidence and any applicable state rules of evidence provided that any party may specifically waive these rights of privileges and confidentiality with respect to any communications it makes pursuant to those sections. No such confidentiality or privilege shall apply to communications made to any independent accounting firm.

     (d)  The resolution of any dispute submitted pursuant to Sections 2(a) or
(b) shall be final and binding upon the parties to this Agreement. No party to this Agreement shall initiate, and each party to this Agreement shall cause its affiliates not to initiate, any legal proceeding, except as provided in Section 2(e), and except to enforce the decisions of the arbitrator hereunder.

          (e) Nothing in this Section 2 shall preclude any party from seeking pre-arbitral interim or permanent injunctive relief, specific performance or other equitable remedies in relation to any Disputes (prior to the appointment of an arbitrator as provided herein) where such party reasonably believes that such relief is necessary to prevent irreparable harm that cannot be calculated or fully or adequately compensated by recovery of damages.

     3.   Miscellaneous.
          -------------

          (a) Severability. If any portion of this Agreement is held by a court
              ------------
of competent jurisdiction to conflict with any federal, state or local law and is not reformed, such portion of this Agreement shall be of no force or effect and this Agreement shall otherwise remain in full force and effect and be construed as if such portion had not been included in this Agreement.

          (b) No Assignment. Except as expressly provided herein, Guthy-Renker
              -------------
and GRTV shall not assign this Agreement or any rights or obligations under this Agreement without the prior written consent of TVN. Except as expressly provided herein, TVN and Newco shall not assign this Agreement without the prior written consent of Guthy-Renker.

          (c) Notices. All notices and other communications hereunder shall be
              -------
in writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

              (i)  if to TVN or Newco, to:

              TVN Entertainment Corporation
              2901 West Alameda Avenue
              Burbank, California 91505
              Attn: Stuart Z. Levin
              Telecopy No.: (818) 526-5001
              Telephone No.: (818) 526-5000

              with copies to:

              Legal Department
              TVN Entertainment Corporation
              2901 West Alameda Avenue
              Burbank, California 91505
              Attn: Arthur Fields
              Telecopy No.: (818) 526-5003
              Telephone No.: (818) 526-5022

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California 94304
               Attn: Robert P. Latta
               Telecopy No.: (650) 845-5000
               Telephone No.: (650) 320-4646

               (ii) if to GRTV or Guthy-Renker to:

               Guthy-Renker Corporation
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn:  Kevin Knee
               Telecopy No.: (310) 581-3287
               Telephone No.: (310) 581-6250

               with copies to:

               Guthy-Renker Corporation
               Legal Department
               3340 Ocean Park Blvd. #3055
               Santa Monica, California 90405
               Attn: Bennet Van de Bunt
               Telecopy No.: (310) 581-3232
               Telephone No.: (310) 581-6250

               Venable Baetjer Howard & Civiletti LLP
               1201 New York Avenue NW
               Suite 1000
               Washington, D.C. 20005-3917
               Attn: Robert J. Bolger, Esq.
               Telecopy No.: (202) 962-8300
               Telephone No.: (202) 962-4800

          (d)  Entire Agreement. This Agreement and the Purchase Agreement
               ----------------
contain the entire agreement and understanding of the parties and supersedes all prior discussions, agreements and understandings relating to the subject matter of this Agreement. This Agreement may not be changed or modified, except by an agreement in writing executed by TVN, GRTV and Guthy-Renker; provided, however,
                                                             --------- -------
that any consent or waiver permitted under this Agreement may be in a writing executed solely by TVN or Guthy-Renker, as the case may be.

          (e) Waiver of Breach. The waiver of a breach of any term or provision
              ----------------
of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.

          (f) Governing Law. This Agreement shall be governed in all respects,
              -------------
including validity, interpretation and effect, by the laws of the State of California (without giving effect to its choice of law principles).

          (g) Headings. All captions and section headings used in this Agreement
              --------
are for convenient reference only and do not form a part of this Agreement.

          (h) Counterparts. This Agreement may be executed in counterparts, and
              ------------
each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

               [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

TVN ENTERTAINMENT CORPORATION                 GUTHY-RENKER CORPORATION


By: /s/ Arthur Fields                         By: /s/ B. Van de Bunt
    -------------------------                     --------------------------

Name: Arthur Fields                           Name: B. Van de Bunt
     ------------------------                       ------------------------


GRTV NETWORK, INC.                            GUTHY-RENKER TELEVISION
                                              NETWORK, INC.


By: /s/ Arthur Fields                         By: /s/ B. Van de Bunt
    -------------------------                     --------------------------

Name: Arthur Fields                           Name: B. Van de Bunt
     ------------------------                       ------------------------



                 [SIGNATURE PAGE FOR NON-COMPETITION AGREEMENT]

                     ASSUMPTION OF AND FIRST AMENDMENT TO
                             EMPLOYMENT AGREEMENT

    THIS ASSUMPTION OF AND FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, shall be effective as of July 1, 1999, (this "First Amendment") and is entered into by and between GRTV Network, Inc. (the "Company") and Gregory A. Thomas (the "Executive"). All terms not defined herein shall have the same definitions as those ascribed to them in the Agreement (defined below).

     WHEREAS, Executive and Guthy-Renker Television Network, Inc. ("GRTV") are parties to that certain Employment Agreement effective as of January 1, 1998 (the "Agreement"); and

     WHEREAS, substantially all of the assets of GRTV have been purchased by TVN Entertainment Corporation ("TVN"); and

     WHEREAS, the Company, a wholly owned subsidiary of TVN, desires to assume the Agreement, as amended herein, to retain the services of Executive.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree that the Agreement shall be assumed by the Company, as amended hereby:

A. All references in the Agreement, as amended hereby, to the "Company" shall mean "GRTV Network, Inc." and all references in this First Amendment to the "Company" shall be as defined in this First Amendment.

B. All references in the Agreement, as amended hereby, to "Guthy-Renker Corporation" shall mean "TVN Entertainment Corporation" and all references in this First Amendment to "Guthy-Renker Corporation" shall continue to mean "Guthy-Renker Corporation".

C. All references in the Agreement, as amended hereby, to "Guthy-Renker Television Network, Inc." shall mean "GRTV Network, Inc." and all references in this First Amendment to "Guthy-Renker Television Network, Inc." shall continue to mean "Guthy-Renker Television Network, Inc."

D. All references in the Agreement, as amended hereby, to "GRC" shall mean "TVN" and all references in this First Amendment to "TVN" shall be as defined in this First Amendment.

E.   All references in the Agreement to a "Guaranteed Bonus" are deleted.

F.   The following text is added to the end of Section 2(a) of the Agreement:

          At some point, TVN may change the name of the Company, or combine the Company's business with another wholly owned TVN subsidiary with a different name, but this employment agreement will continue in effect in either event.

G.   Sections 2(c) and 2(d) of the Agreement are deleted in their entirety.

H.   The following text is added as a new Section 2(c):

          (c) Executive shall report to the Chief Executive Officer of Company. Currently James Ramo is the Acting Chief Executive Officer, but a new Chief Executive Officer may be later appointed by TVN or Company. Company and/or TVN shall determine

                                                          Page 1 of 8
                                                             Rev. 6.0
          the timing, in its/their sole discretion, of such appointment, if any, and the identity of the individual so appointed. Executive shall not have any right of approval or prior notice of such appointment, but if Michael Wex is so appointed and Executive determines that he does not wish to report to him, Executive may terminate this Agreement by written notice to Company, in which event Company shall have no further obligations or liabilities under this Agreement (including, without limitation, under Section 4 hereof) except to pay Executive solely the following sums: (i) any accrued but unpaid amounts of Base Salary for the period through the date of termination and (ii) an amount equal to six (6) months of Executive's then current Base Salary as severance, all paid within thirty (30) calendar days of Executive's notice of termination hereunder.

I. Section 3 of the Agreement is modified so that the term shall commence as of July 1, 1999.

J. Section 4 of the Agreement is deleted in its entirety and is replaced by the following text:

          4.  Compensation.
              ------------

              4.1  Base Salary. During the period of July 1, 1999 through
                   -----------
                    March 31, 2000, Executive will be paid on the basis of an annual salary (each, the "Base Salary") of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) per year. During the period of April 1, 2000 through March 31, 2001, Executive will be paid on the basis of an annual salary of TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($225,000.00) per year. During the period of April 1, 2001 through December 31, 2001, Executive will be paid on the basis of an annual salary of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) per year.

               4.2  Bonuses.
                    -------

                    (a)  Performance Bonus.  Provided that the Executive is not
                         -----------------
then in material breach of this Agreement the Executive will be eligible to receive a performance bonus (a "Performance Bonus") of up to ONE HUNDRED TWENTY FIVE PERCENT (125%) of the Executive's blended average salary in effect during such period (the "Maximum Bonus"), based upon annual milestones achieved by the Company relative to those projected in the Company Business Plan for that fiscal year, and also taking into account the overall financial results at the Company and TVN during that year, but, subject to Section 4.2(a)(iii), the Executive's Performance Bonus will be guaranteed at ONE HUNDRED THOUSAND DOLLARS ($100,000.00) per fiscal year and paid in cash. The Executive's Performance Bonus shall be calculated as follows:

                         (i)  For Fiscal Year 2000. For the Company's fiscal
                              --------------------
year ending 2000 (July 1, 1999 through March 31, 2000):

                              (A)  If the Company generates at least THREE
MILLION DOLLARS ($3,000,000.00) of Net Profits during such period, the Executive will be entitled to receive THREE QUARTERS (3/4) of the Maximum Bonus as the Executive's Performance Bonus.

                              (B)  If the Company generates less than THREE
MILLION DOLLARS ($3,000,000.00) of Net Profits during such period, the Executive will receive a pro-rated portion of the Maximum Bonus as his Performance Bonus. For example, in the event that the Company generates ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS

                                                                     Page 2 of 8
                                                                        Rev. 6.0

($1,800,000.00) of Net Profits during fiscal year 2000, which is SIXTY PERCENT (60%) of the such milestone, the Executive will receive the sum of ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($112,500.00) as the Executive's Performance Bonus.

                         (ii)   For Fiscal Year 2001 and Beyond. For the
                                -------------------------------
Company's fiscal year ending 2001 and each fiscal year thereafter:

                                (A)  If the Company attains the milestones
mutually agreed upon for each such fiscal year, and subject to Section 4.2(a)(iii) below, the Executive will be entitled to receive the Maximum Bonus as the Executive's Performance Bonus.

                                (B)  If the Company fails to attain such
mutually agreed upon milestones for each such fiscal year, the Executive will receive a pro-rated portion of the Maximum Bonus as the Executive's Performance Bonus. For example, in the event that the parties mutually agree that a milestone for fiscal year 2001 is FIVE MILLION DOLLARS ($5,000,000) of Net Profits, and the Company generates FOUR MILLION DOLLARS ($4,000,000.00) of Net Profits during such fiscal year, which is EIGHTY PERCENT (80%) of such milestone, the Executive will receive the sum of TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($225,000.00), which is EIGHTY PERCENT (80%) of ONE HUNDRED TWENTY FIVE PERCENT (125%) of the Executive's salary in effect during fiscal year 2001.

                         (iii)  Proration of Bonus. In the event that the
                                ------------------
Executive is not employed with the Company at the conclusion of a fiscal year because either (A) Executive was terminated by Company without cause or (B) Executive resigns or otherwise terminates his employment other than pursuant to
Section 2(c), the Executive's Performance Bonus (including the Minimum Bonus) for such fiscal year shall be pro-rated based upon the number of months which the Executive was employed with the Company during such fiscal year.

                    (b)  Net Profits. For purposes of this Agreement, "Net
                         -----------
Profits" shall mean the net profits before income taxes solely for the Company's business, but shall not include amounts paid by or on behalf of Company to Guthy Renker Corporation under that certain Media Access, Consulting and Services Agreement, dated as of July 1, 1999. For purposes of calculating "Net Profits", the amount of the expenses of TVN, owner of a majority of the issued and outstanding common stock of the Company, attributed to the Company as an indirect expense for TVN services provided to the Company (the "Indirect Expenses") shall be a fixed amount (as opposed to a percentage of gross revenues) jointly calculated and agreed upon by the Executive and TVN's Financial Officer, and the Executive and he shall make good faith efforts to agree upon such amounts; provided, however, that if no agreement is reached after such good faith efforts, then TVN's Financial Officer determination shall prevail.

                    (c)  Payment.  Each bonus payable under this Section 4.2
                         -------
will be payable within ninety (90) days after each March 31 fiscal year-end, based upon the applicable Company milestone figures compiled by TVN's finance department.

               4.3  Stock Options.
                    -------------

                    (a)  Grant.  Upon the Executive's execution of this document
                         -----
and the assumption of the Agreement, as amended hereby, by the Company, and upon the Executive's meeting eligibility requirements, the Executive will be granted a stock option, which shall be, to the extent permitted under the applicable rules of Section 422(d) of the Internal Revenue Code of 1986 (IRC), as amended, an "incentive stock option" (as defined in Section 422 of the IRC) to purchase a

                                                                     Page 3 of 8
                                                                        Rev. 6.0
total of ONE HUNDRED THOUSAND (100,000) shares of TVN Common Stock, with a per share exercise price as determined by TVN's Board of Directors, based on the then current fair market value of TVN's Common Stock (currently anticipated to be approximately $11.00 per share). This option shall be exercisable for a term of ten (10) years (or shorter upon any termination of the Executive's employment other than for "cause") and shall vest as is set forth below. This option grant will be subject to the terms, definitions and provisions of TVN's Stock Option Plan and an appropriate Stock Option Agreement which will be entered into by the Executive and TVN, both of which will be provided to the Executive within a reasonable time following the mutual execution of this letter agreement.

                    (b)  Vesting.
                         -------

                         (i)  FIFTY THOUSAND (50,000) shares of the stock
options granted under Section 4.3(a) shall vest as follows:

                              (A)  Contingent upon the Executive's continued
employment by the Company on December 31, 1999, the Executive will vest at that time the same percentage of the Executive's TVN option shares as the percentage that had vested under the Executive's prior stock option agreement with GRC had the Executive still been employed by GRC, (i.e., 1/3 of the Executive's GRC option shares vested upon the Executive's completion of one (1) year of employment by GRC (i.e., on January 1, 1999); so 1/3 of this TVN option shares grant will be vested on December 31, 1999).

                              (B)  Contingent upon the Executive's continued
employment by the Company on April 1, 2000, the Executive will vest an additional 1/3 of this TVN option shares grant at that time, and the remaining 1/3 unvested portion of this TVN option shares grant will vest per the vesting provisions of the TVN Stock Option Plan (5 year vesting commencing July 1,
1999).

                         (ii)   FIFTY THOUSAND (50,000) shares of the stock
options grant under Section 4.3(a) shall vest as provided in TVN's Stock Option Plan, over five (5) years at the rate of 20% of the shares originally subject to the option one year from the commencement date of the Term, and one-sixtieth (1/60) of the shares originally subject to the option each month thereafter, conditioned upon Executive's continued employment with the Company as of each vesting date. This option grant will be subject to the terms, definitions and provisions of TVN's Stock Option Plan and the standard form Stock Option Agreement which will be entered into by the Executive and TVN, both of which will be provided to the Executive upon signing this First Amendment.

               4.4  Adjustments to Compensation.  During the Term, the Company
                    ---------------------------
shall not reduce the Executive's Base Salary or Annual Bonus without the Executive's prior written consent.

K. Section 5(a) of the Agreement is deleted in its entirety and is replaced by the following text:

          Subject to meeting eligibility requirements, the Executive will be included in the Company's employee benefit plans then available to other employees at the same level as the Executive, including a health care plan that has a waiting period for eligibility, and qualification requirements, including those applicable to pre-existing medical conditions. This will be described in the plan, which will be provided to the Executive.

                                                                     Page 4 of 8
                                                                        Rev. 6.0

L.   The following text is added as a new Section 5(d):

          (d) The Company will reimburse Executive for the COBRA premiums incurred by him if any, between July 1, 1999 and such time as the Executive becomes eligible for coverage under the Company's health care plan.

M. The last sentence of Sections 6(c), 6(d)(l), 6(e)(l) and 6(g) of the Agreement are deleted in their entirety.

N. Section 6(e)(2)(vi) of the Agreement is deleted in its entirety and is replaced with the following text:

          (vi) the appropriation by Executive of any material business opportunity which the TVN board of directors, in good faith, reasonably believes to be a corporate opportunity of the Company. In the event that Executive has not previously made a material misrepresentation of his intention with regard to such appropriation, Executive will have five (5) days following notice of such determination by the board to cure such business opportunity appropriation.

0.   Section 6(f)(i) is modified to delete the text, "Guaranteed Bonus".

P. Section 6(f)(ii) is modified so that the phrase "the Executive's Guaranteed Bonus pursuant to Section 4.2(c) hereof or any other" is deleted.

Q. The second sentence (commencing with "For example,") of Section 7(a)(5) is deleted in its entirety.

R. Section 7(b)(3) of the Agreement is deleted in its entirety and is replaced by the following text:

          (3) Nothing in this Section 7 is intended to prohibit the Executive from (a) for a period not to extend beyond December 31, 1999, actively participating in the completion of Executive's current infomercial project relating to a Windows '98 product; provided that Executive shall not do so during Company's normal business hours of 9:00AM through 6:00PM, Monday through Friday, or (b) providing passive financing of third-party infomercials so long as (i) such infomercials are produced by someone other than Executive and who is not under Executive's direction or control, (ii) Executive's financing of such infomercials does not take away from, or interfere with, Executive's focus on his full-time duties for the Company, and (iii) Executive does not manage/oversee the media buying for or backend process of such infomercials. If the Company believes that Executive's passive financing of infomercials or work on the Windows '98 infomercial project is taking away from his full-time duties for the Company, it shall notify Executive and give him fifteen (15) days to cure. If Executive fails to so cure, then the Company may elect to terminate this Agreement. It is understood that passive financing (i.e., acting solely in the manner of a limited partner) of third party infomercials undertaken in accordance with this Section 7(b)(3) shall not be deemed to be in competition with the Company.

                                                                     Page 5 of 8
                                                                        Rev. 6.0

S.   The following text is added as a new Section 7(d):

          (d)  Nonsolicitation.
               ---------------

               (i) Executive agrees that he and his agents and representatives will not, during the twelve (12)-month period following the cessation of Executive's employment, or in contemplation of the cessation of his employment hereunder, induce, entice or solicit employees of Company, its parent company, or its subsidiaries (each, a "Company Employee"), to leave his or her employment with Company, its parent company, or its subsidiaries, without first obtaining the written consent of the Chief Operating Officer of TVN.

               (ii) With the sole exception of those activities permitted under Section 7(b)(3) above, during the term of this Agreement, Executive will not (i) become employed by, (ii) perform consulting services for, or (iii) engage in any other occupation for an entity which, primarily, is in the infomercial, media buying or television direct response business.

               (iii) Commencing six (6) months following the cessation of Executive's employment hereunder, in the event that a Company Employee initiates a solicitation to Executive for employment with Executive, Executive shall be presumed not to have violated Section 7(d)(i) above if both Executive and such Company Employee provide Company with sworn statements that Executive had not induced, enticed or solicited such Company Employee to leave Company's employ and to become employed by Executive.

T. Section 13 of the Agreement is deleted in its entirety and is replaced by the following text:

          13.  Notices. All notices and other communications hereunder shall be
          ------------
          in writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

               If to the Executive:

                    Gregory A. Thomas
                    1056 Corsica Drive
                    Pacific Palisades, CA 90272

                                                                     Page 6 of 8
                                                                        Rev. 6.0
                    with a copy to:

                    De Castro, West & Chodorow, Inc.
                    Fourteenth Floor East
                    10960 Wilshire Boulevard
                    Los Angeles, California 90024-3881
                    Attn:  Rich Furman
                    Telecopy No.: (310) 473-0123
                    Telephone No.: (310) 478-2541

               If to the Company, to:

                    c/o TVN Entertainment Corporation
                    2901 West Alameda Avenue
                    Burbank, California 91505
                    Attn:  James B. Ramo
                    Telecopy No.: (818) 526-5001
                    Telephone No.: (818) 526-5000

                    with a copy to:

                    Legal Department
                    TVN Entertainment Corporation
                    2901 West Alameda Avenue
                    Burbank, California 91505
                    Attn:  Arthur Fields
                    Telecopy No.: (818) 526-5003
                    Telephone No.: (818) 526-5022

          or to such other address as a party provides (in accordance herewith) to the other party from time to time. Notice shall be effective when so delivered personally or by courier service, or if by facsimile, upon receipt, or if mailed, three (3) days after the date of mailing.

U. Section 1 5 of the Agreement is deleted in its entirety, and is replaced with the following text:

          15.  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
               inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. The Executive may not assign any of his rights or obligations hereunder without the prior written consent of the Company.

V. Section 20 of the Agreement is deleted in its entirety, and is replaced with the following text:

          20.  Guarantee. The performance and obligations of the Company under
               ---------
               this Agreement, as amended hereby, shall be guaranteed by TVN.

W. Each party represents and warrants that it has full power and authority to enter into this First Amendment and to undertake each of the amendments set forth herein.

                                                                     Page 7 of 8
                                                                        Rev. 6.0

X. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed each counterpart of this Agreement. Each of the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed originals of this Agreement.

Y. All provisions of the Agreement not herein expressly modified shall remain in full force and effect as originally presented in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the day and year first written above.


GRTV NETWORK, INC.                               GREGORY A. THOMAS



By:  /s/ Arthur Fields                              /s/ Gregory A. Thomas
    -------------------------------               --------------------------
Name: Arthur Fields                               Date: July 30, 1999
Title: Senior Executive Vice President
Date: July 30, 1999

The undersigned is executing this document solely to agree to be bound it obligations under Section V of this First Amendment, and for no other purpose.


TVN ENTERTAINMENT CORPORATION



By: /s/ Arthur Fields
   -------------------------------------
Name:  Arthur Fields
Title:  Senior Executive Vice President
Date:  July 30, 1999


                                                                     Page 8 of 8
                                                                        Rev. 6.0

             THIS CONVERTIBLE PROMISSORY NOTE (THE "NOTE") AND THE
          SECURITIES ISSUABLE ON THE CONVERSION HEREOF HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
               "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE
            TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF
           SUCH REGISTRATION, AN EXEMPTION THEREFROM UNDER SUCH ACT,
               OR THE DELIVERY OF AN OPINION OF COUNSEL IN A FORM
                  AND SUBSTANCE REASONABLY SATISFACTORY TO TVN
               ENTERTAINMENT CORPORATION THAT SUCH OFFER, SALE OR
            TRANSFER, PLEDGE OR HYPOTHECATION IS NOT REQUIRED UNDER
                                    THE ACT.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$13,000,000.00                                                As of July 1, 1999


          FOR VALUE RECEIVED, the undersigned, TVN ENTERTAINMENT CORPORATION, a Delaware corporation ("TVN"), and GRTV NETWORK, INC., a Delaware corporation ("Newco"), jointly and severally promise to pay to the order of GUTHY-RENKER TELEVISION NETWORK, INC., a Delaware corporation ("Holder"), at 41-550 Eclectic, Suite 200, Palm Desert, California 92260, or at such other place, either within or without the State of California, as Holder may from time to time designate in writing, the principal sum of THIRTEEN MILLION DOLLARS ($13,000,000.00) (the "Principal Amount") together with interest thereon in accordance with the terms and conditions set forth in this promissory note (the "Note"). For purposes of this Note, (i) the portion of the initial Principal Amount equal to Four Million Dollars ($4,000,000.00) is referred to herein as the "First Principal Amount," and (ii) the remaining Nine Million Dollars ($9,000,000.00) of the initial Principal Amount is referred to herein as the "Second Principal Amount."

          1.  Interest. The unpaid First Principal Amount of this Note and the
              --------
unpaid Second Principal Amount of this Note shall bear interest at a rate equal to six percent (6%) and nine percent (9%), respectively, per annum, compounded semi-annually, and calculated on the basis of a 365 day year. Interest on both the First Principal Amount and the Second Principal Amount shall accrue from July ___, 1999, and shall be payable from time to time in accordance with Sections 2, 3 and 4 hereof. This Note shall not be construed to require payment of any interest in excess of the maximum amount permitted by law.

          2.  Repayment. The Principal Amount and all accrued but unpaid
              ---------
interest thereon shall be repaid (in lawful money of the United States of America, except as expressly provided in Section 4 hereof) as follows:

              (a) On the first anniversary date hereof, Two Million Dollars ($2,000,000.00) of the First Principal Amount, and all accrued but unpaid interest on the entire Principal Amount, shall be due and payable.

              (b) On the second anniversary date hereof, Two Million Dollars ($2,000,000.00) of the First Principal Amount, and all accrued but unpaid interest on the entire remaining Principal Amount (including, without limitation, that portion of the First Principal Amount which is due and payable at such time pursuant to this Section 2(b)), shall be due and payable.

              (c) At any time, and from time to time, commencing on the earlier to occur of (i) the fifth anniversary date hereof or (ii) the consummation by TVN of a "TVN Initial Public Offering" (as defined herein), Holder may demand payment of all or any portion of the Second Principal Amount and all accrued but unpaid interest thereon (each, a "Demand"). With respect to each such Demand, Holder shall deliver a written notice to TVN and Newco setting forth (i) the Second Principal Amount (and all accrued but unpaid interest thereon) to be paid by TVN and Newco in connection with such Demand, and (ii) the date on which such payment shall be due and payable, which date shall be no earlier than five (5) business days from the date such notice is provided to TVN and Newco.

For purposes of this Note, the term "TVN Initial Public Offering" shall mean any underwritten public offering of shares of TVN's common stock ("TVN Shares") under the Act and declared effective pursuant to a registration statement filed by TVN under the Act with the United States Securities and Exchange Commission (the "Commission") (a "Registration Statement"), as a result of which TVN Shares are listed or traded on any United States nationally recognized stock exchange or quotation system.

          3.  Optional Prepayment. TVN and Newco shall have the right, at any
              -------------------
time and from time to time, upon at least five (5) business days' prior written notice by TVN or Newco to Holder, to prepay this Note in whole or in part, together with all accrued but unpaid interest on the Principal Amount to be paid, without premium or penalty, on the date specified in such notice, whereupon the Principal Amount specified in such notice (and all accrued but unpaid interest thereon) shall become due and payable on the date specified; provided, however, that each such payment of Principal Amount shall be not less than One Million Dollars ($1,000,000.00).

          4.  Payment in TVN Shares.
              ---------------------

              (a) Notwithstanding anything in Sections 2 and 3 hereof to the contrary:

                   (i) At Holder's option, exercisable upon written notice to TVN and Newco any time after the occurrence of a TVN Initial Public Offering (including, without limitation, in the event, any time after the occurrence of a TVN Initial Public Offering, Holder receives a notice of prepayment pursuant to
Section 3 hereof), all
or any portion of the Second Principal Amount (in the case of prepayment pursuant to Section 3 hereof, such portion not to exceed the amount to be prepaid) shall be payable, in lieu of cash as provided in Sections 2(c) and 3 hereof, by converting such portion of the Second Principal Amount into TVN Shares to be issued by TVN to Holder on the terms and conditions set forth in this Section 4; or

                   (ii) At TVN's and Newco's option, exercisable upon written notice to Holder (A) within three (3) business days after TVN's and Newco's receipt of a Demand pursuant to Section 2(c) hereof, or (B) included in TVN's and Newco's notice of prepayment pursuant to Section 3 hereof any time after the occurrence of a TVN Initial Public Offering, all or any portion of the Second Principal Amount to be paid in accordance with the Demand (or to be prepaid by TVN and Newco, as the case may be) shall be payable, in lieu of cash as provided in Sections 2(c) and 3 hereof, by converting such portion of the Second Principal Amount into TVN Shares to be issued by TVN to Holder on the terms and conditions set forth in this Section 4.

              (b) All TVN Shares issued to Holder hereunder shall be valued based on the initial offering price per share in connection with the TVN Initial Public Offering (if Holder makes a Demand or TVN and Newco provide notice of prepayment, as the case may be, within thirty (30) days after consummation of the TVN Initial Public Offering), or alternatively (if Holder makes such Demand or TVN and Newco provide notice of prepayment any time after such thirty (30) day period), based on the average closing trading price per share of such TVN Shares as reported on the appropriate stock exchange for the five (5) trading days immediately preceding the date of such issuance.

              (c) In addition, all TVN Shares issued to Holder hereunder shall be, at TVN's and Newco's option, either (i) properly registered and freely transferable under the Act pursuant to an effective Registration Statement with respect to such TVN Shares, subject only to a "Standoff Restriction" (as defined herein), or (ii) TVN shall permit Holder to (A) include the TVN Shares issued to Holder hereunder in any Registration Statement filed by TVN either for its own account or the account of any other security holder (other than a Registration Statement relating solely to TVN's employee benefit plans or an acquisition), and (B) require TVN on a one-time basis to file a Registration Statement with respect to the TVN Shares issued to Holder hereunder, subject to standard limitations, in either case subject to Section 4(e) hereof; provided, however, that Holder shall not have the rights set forth in clauses (i) or (ii) of this subsection (c) if at the time of issuance of such TVN Shares to Holder, Holder may freely transfer such TVN shares under Rule 144(k) promulgated under the Act and Holder receives an opinion of its counsel to this effect, in form and substance reasonably satisfactory to Holder. For purposes hereof, "Standoff Restriction" means that (x) Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any TVN Shares (except as permitted by the underwriter in connection with the registration) without the prior written consent of TVN or its underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such Registration Statement as may be requested by TVN or such underwriters, and (y) Holder shall be subject to such underwriters' standard form of lock-up agreement, if such underwriter requires Holder to enter into such agreement.

              (d)  TVN covenants and agrees to:

                   (i) make and keep public information available, as those terms are defined in Rule 144 promulgated under the Act, at all times after the effective date as of which TVN becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                   (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of TVN under the Act and the Exchange Act;

                   (iii) furnish to Holder, promptly upon Holder's request, (i) a written statement by TVN as to its compliance with the reporting requirements of Rule 144 (at any time, and from time to time, after ninety (90) days after the effective date of the TVN Initial Public Offering) and the Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of TVN, and (iii) such other reports and documents of TVN and other information in the possession of or reasonably obtainable by TVN as an investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an investor to sell any such securities without registration;

                   (iv) if TVN Shares are issued to Holder hereunder, TVN will use its best efforts to register and qualify TVN Shares under such state securities or blue sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that TVN shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction; and

                   (v) in the event that TVN issues to Holder unregistered TVN Shares, TVN further covenants to use commercially reasonable efforts to cause such TVN Shares to be registered pursuant to a shelf Registration Statement within six (6) months following the issuance of such shares. TVN covenants to keep such Registration Statement continuously effective, in compliance with all applicable laws, for a reasonable period of time, not to exceed six (6) months, subject to customary blackout periods. The six (6) month period shall be extended by the duration of any blackout period in the event Holder has not sold all registered shares prior to the end of said six (6) month period. At its option, TVN may, within the time periods set forth above, satisfy its obligations to register such TVN Shares under this subsection (d)(v) by permitting Holder to "Piggy Back" on a TVN Registration Statement. Holder and TVN shall, as a condition of such registration, enter into a customary registration agreement including, without limitation, mutual indemnification provisions.

              (e) In the event Holder receives payment of the Second Principal Amount in TVN Shares pursuant to this Section 4 and such TVN Shares issued to Holder hereunder cannot be sold or transferred without restriction pursuant to Rule 144(k), or such TVN Shares are not properly registered and immediately transferrable without any Standoff Restriction, then, at Holder's option, TVN and Newco shall be required to pay to Holder, in cash at the time such TVN Shares are issued to Holder, that portion of the Second Principal Amount equal to the amount of any and all federal, state, local or foreign income or other taxes payable by Holder as a result of Holder's receipt of such TVN Shares, and the remainder of the Second Principal Amount shall be converted into TVN Shares pursuant to this Section 4.

              (f) No fractional shares of TVN Shares shall be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, TVN and Newco, will pay to Holder cash in an amount equal to the Principal Amount that would otherwise constitute a fractional share.

              (g) Upon conversion of the Second Principal Amount pursuant to this Section 4, TVN shall, as soon as practicable thereafter (and at TVN's sole cost and expense), issue and deliver to Holder a certificate or certificates for the number of TVN Shares to which Holder is entitled upon conversion, together with a certified or cashier's check (or wire transfer of immediately available funds) payable to Holder for all cash amounts payable as described herein.

              (h) In the event any portion of the Second Principal Amount is paid by converting such portion into TVN Shares in accordance with this Section 4, any and all accrued but unpaid interest on such Second Principal Amount shall be paid by converting such interest into TVN Shares in the same manner as such Second Principal Amount.

          5.  Late Interest and Costs. Any payment required to be made hereunder
              -----------------------
(including any payment of interest and/or Principal Amount) which is not made on the date that such payment is due and payable shall continue as a joint and several obligation of TVN and Newco until it is fully paid, and TVN and Newco agree to pay, to the extent permitted by law, late interest thereon at a rate equal to twelve percent (12%) per annum, compounded quarterly, such late interest to accrue from the date such overdue payment becomes due and payable until all such amounts are paid. TVN and Newco shall also pay, promptly upon demand, all reasonable costs of collection, including reasonable attorneys' fees if this Note is referred to an attorney for collection after "Default" (as defined herein), whether or not any action shall be instituted to enforce or collect this Note.

          6.  Default Interest Rate. Upon any failure by TVN and Newco to pay
              ---------------------
the full amount of the Principal Amount, accrued but unpaid interest thereon, and/or costs of collection permitted hereunder, as and when any payment under this Note becomes due and payable, the interest rate applicable to the remaining Principal Amount under the Note shall be increased, without notice or demand upon TVN and Newco, to fifteen percent (15%) per annum, compounded quarterly.

          7.  Offset. Pursuant to the terms and conditions, and subject to the
              ------
limitations, set forth in Article V of that certain Asset Acquisition Agreement by and among TVN, Newco, Holder and Guthy-Renker Corporation, a Delaware corporation ("GRC"), dated as of July 1, 1999 (the "Asset Acquisition Agreement"), TVN and Newco have the right to offset, on a dollar for dollar basis, any "Approved Claim" (as defined in the Asset Acquisition Agreement) against any portion or all of the remaining Principal Amount due to the Holder under this Note. In the event TVN and Newco exercise such right of offset, the remaining Principal Amount of this Note shall be reduced to an amount equal to the remaining Principal Amount of the Note immediately prior to such offset, less the amount of "Damages" (as defined in the Asset Acquisition Agreement) properly offset against the Principal Amount under the Asset Acquisition Agreement. Any such reduction of Principal Amount shall be made pro-rata between the First Principal Amount and the Second Principal Amount in accordance with the "Applicable Percentages" (as defined herein); provided, however, that to the extent such pro-rata reduction would exceed the remaining First Principal Amount or Second Principal Amount, as the case may be, such excess shall offset and reduce any remaining Principal Amount. For purposes hereof, the Applicable Percentages shall be 30.77% for the First Principal Amount and 69.23% for the Second Principal Amount.

          8.  Application of Payments.  All payments on this Note shall be
              -----------------------
applied first to costs of collection permitted hereunder, then to accrued but unpaid interest, and any remainder shall be applied to the First Principal Amount and then to the Second Principal Amount outstanding under the Note. All payments under Sections 2, 3 or 4 hereof shall be reflected on Schedule A attached hereto as soon as practicable after such payments are made.

          9.  Waiver of Presentment, etc.  Each of TVN and Newco waives
              --------------------------
presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest or notice of protest and nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder. From time to time, without affecting the obligation of TVN and Newco to pay the outstanding Principal Amount of this Note, without giving notice to or obtaining the consent of TVN and Newco, and without liability on the part of the Holder, the Holder may, at its option, extend the time for payment of interest hereon and/or the Principal Amount hereof, reduce the payments hereunder, release anyone liable on this Note, accept a renewal of this Note, modify the terms and time of payment of this Note, join in any extension or subordination or exercise any option or election hereunder, or modify the rate of interest or period of principal repayment or principal due date of this Note. No one or more of such actions shall constitute a novation.

          10. Default.
              -------

              (a) For purposes of this Note, a "Default" shall be deemed to occur if (i) TVN and Newco fail to pay any amount due under this Note and such payment is not made within ten (10) days after Holder provides written notice to TVN and Newco of TVN and Newco's failure to pay; (ii) either TVN or Newco becomes insolvent or makes an assignment for the benefit of creditors; (iii) either TVN or Newco applies for the benefit of, or files a case under, any provision of the federal bankruptcy law or any other law relating to insolvency or relief of debtors; (iv) a case or proceeding is brought against TVN or Newco under any provision of the federal bankruptcy law or any other law relating to insolvency or relief of debtors which is not dismissed within sixty (60) days after the commencement thereof (v) either TVN or Newco fails to fully perform, comply with or observe any of its respective covenants, agreements or other obligations under (A) that certain Media Access, Consulting and Services Agreement of even date herewith, by and among GRC, TVN and Newco, and/or that certain related Guaranty of even date herewith, by TVN, (B) any future pledge agreement by TVN pursuant to which TVN pledges shares of the issued and outstanding stock of Newco as additional security for payment of this Note; (C) that certain Security Agreement of even date herewith, by and between TVN, Newco and Holder; and/or
(D) that certain Transition Services Agreement of even date herewith, by and between GRC and Newco; or (vi) an "Event of Default" occurs under (and as defined in) that certain Indenture dated as of July 29, 1998, by and between TVN, as issuer, and The Bank of New York, as trustee.

              (b) Upon the occurrence of a Default, Holder may, at its option, without further notice or demand, (i) declare the entire unpaid Principal Amount, net of any Approved Claims, and all accrued but unpaid interest thereon, immediately due and payable, (ii) pursue any and all other rights, remedies and recourses available to Holder (including, without limitation, the rights of Holder set forth in Article V of the Asset Acquisition Agreement), or (iii) pursue any combination of the foregoing, all remedies hereunder being cumulative.

              (c) Holder shall have the right to rescind any acceleration in payment of this Note for Default as aforesaid, if the Holder so elects, in which event this Note shall be construed, interpreted and enforced in the same manner as if Holder had not elected to declare the unpaid Principal Amount, net of any Approved Claims, and accrued but unpaid interest thereon at once due and payable.

              (d) Failure by Holder to exercise any of the foregoing options upon the occurrence of a Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same or any other Default, and no single or partial exercise of any right or remedy shall preclude any other or further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of Holder.

          11.  Mutilated, Destroyed, Lost or Stolen Note.  If this Note becomes
               -----------------------------------------
mutilated or defaced, or is destroyed, lost or stolen, Newco and TVN shall execute and deliver a new note of like Principal Amount in exchange and substitution for the mutilated or defaced Note, or in lieu of, and in substitution for, the destroyed, lost or stolen Note. In the case of any destroyed, lost or stolen Note, Holder shall furnish to Newco and TVN (i) evidence to TVN and Newco's reasonable satisfaction of the destruction, loss or theft of such Note and (ii) such security or indemnity as may be reasonably required to hold Newco and TVN harmless from liability in connection therewith.

          12. Assignment.  The respective rights and obligations of Newco, TVN
              ----------
and Holder under this Note shall be binding upon and inure to the benefit of their respective successors, heirs and assigns, administrators and transferees. Notwithstanding the foregoing, Holder may not assign, pledge or otherwise transfer this Note without the prior written consent of Newco and TVN, which shall not be unreasonably withheld; provided, however, that Holder shall be permitted to assign, pledge or otherwise transfer this Note to any member of the "GRC Group" (as defined in the Asset Acquisition Agreement) without obtaining such consent, but Holder shall give TVN and Newco written notice of such transfer to a member of the GRC Group within thirty (30) days after the effective date of such transfer and such transferee shall be obligated to fulfill the Holders' obligations hereunder, including the right of offset set forth in Section 7 hereof and Article V of the Asset Acquisition Agreement, and shall evidence its assumption of such obligations in writing satisfactory to TVN and Newco in their reasonable discretion.

          13.  Waiver and Amendment.  Any provision of this Note including,
               --------------------
without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Newco, TVN and Holder.

          14.  Confession of Judgement.  Any attorney at law may appear in any
               -----------------------
court of record in the State of California or in the United States, after demand on this Note following a Default, and waive the issuing of service of process and confess a judgment against TVN and/or Newco in favor of Holder for the amount then appearing due hereunder, together with interest, costs of suit and reasonable attorneys' fees, and thereupon release all errors and waive all right of appeal.

          15.  Remedies Cumulative.  All rights and remedies hereunder are
               -------------------
irrevocable and cumulative, and shall be in addition to all rights and remedies set forth in any other instrument or document or available under any law or at equity, whether now existing or hereafter enacted.

          16.  Governing Law.  This Note is to be governed by, and construed and
               -------------
enforced in accordance with, the laws of the State of California, without regard to principles of conflict of laws.

          17.  Notice.  All notices and other communications hereunder shall be
               ------
in writing and shall be deemed given when received if delivered personally or mailed by registered or certified mail (return receipt requested), sent by telecopy with a copy via earliest overnight delivery and confirmation of facsimile received, or sent by recognized overnight delivery service, return receipt requested, to the parties at the following addresses and telecopy numbers (or at such other address or number for a party as shall be specified by like notice):

               (a)  if to TVN or Newco, to:

                    TVN Entertainment Corporation
                    2901 West Alameda Avenue
                    Burbank, California 91505
                    Attn:  Stuart Z. Levin
                    Telecopy No.: (818) 526-5001
                    Telephone No.: (818) 526-5000

                    with copies to:

                    Legal Department
                    TVN Entertainment Corporation
                    2901 West Alameda Avenue
                    Burbank, California 91505
                    Attn:  Arthur Fields
                    Telecopy No.: (818) 526-5003
                    Telephone No.: (818) 526-5022

                    Wilson Sonsini Goodrich & Rosati
                    650 Page Mill Road
                    Palo Alto, California 94304
                    2901 West Alameda Avenue
                    Burbank, California 91505
                    Attn:  Robert P. Latta, Esq.
                    Telecopy No.: (650) 845-5000
                    Telephone No.: (650) 320-4646

               (b)  if to Holder, to:

                    Guthy-Renker Corporation
                    3340 Ocean Park Blvd. #3055
                    Santa Monica, California 90405
                    Attn:  Kevin Knee
                    Telecopy No.: (310) 581-3287
                    Telephone No.: (310) 581-6250

                    with copies to:

                    Guthy-Renker Corporation
                    Legal Department
                    3340 Ocean Park Blvd. #3055
                    Santa Monica, California 90405
                    Attn:  Bennet Van de Bunt, Esq.
                    Telecopy No.:  (310) 581-3232
                    Telephone No.: (310) 581-6250

                    Venable Baetjer Howard & Civiletti LLP
                    Suite 1000
                    1201 New York Avenue, NW
                    Washington, DC 20005-3917
                    Attn:  Robert J. Bolger, Esq.
                    Telecopy No.: (202) 962-8300
                    Telephone No.: (202) 962-4800

          18.  Amendments. This Note may not be modified or changed except by an
               ----------
agreement in writing signed by Obligor and Holder.

          19.  Binding Agreement. This Note is binding upon and enforceable
               -----------------
against Obligor, its successors and assigns, and shall inure to the benefit of, and may be enforced by, Holder and its successors and assigns.

          20.  Time of the Essence. Time is of the essence hereof for all
               -------------------
purposes.

          21.  Counterparts.  This Note may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

          IN WITNESS WHEREOF, the undersigned have duly executed this Note as of date first above written.


                              TVN ENTERTAINMENT CORPORATION



                              By: /s/
                                 ------------------------
                                 Name:
                                 Title:


                              GRTV NETWORK, INC.
                              ------------------



                              By: /s/
                                 ------------------------
                                 Name:
                                 Title:




Acknowledged and Accepted:

GUTHY-RENKER TELEVISION NETWORK, INC.



By: /s/
   --------------------------
   Name:
   Title:

                                PROMISSORY NOTE
                                      OF
                         TVN ENTERTAINMENT CORPORATION
                                      AND
                              GRTV NETWORK, INC.

                                  Schedule A
                                  ----------

                  Original Principal Amount:  $13,000,000.00

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
                 Payment of      First Principal        Payment of        Second Principal      Initials      Initials      Intials
              First Prinicpal    Amount Following    Second Principal     Amount Following        of             of           of
Date              Amount            Payment              Amount              Payment             TVN           Newco         Holder
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